Exhibit 10.1

Execution Version

U.S. $60,000,000

AMENDED AND RESTATED LOAN AGREEMENT

Amended and Restated as of July 1, 2014

among

HEALTHCARE ROYALTY PARTNERS II, L.P.,

as Lender,

RAPTOR PHARMACEUTICAL CORP.,

as Borrower

and

the Guarantors from time to time party hereto,

as Guarantors

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

TABLE OF CONTENTS

		Page

ARTICLE I
CERTAIN DEFINITIONS

SECTION 1.01.	Definitions	1
SECTION 1.02.	Interpretation; Headings	17

ARTICLE II
COMMITMENT; DISBURSEMENT; FEES

SECTION 2.01.	Commitment to Lend	17
SECTION 2.02.	Notice of Borrowing	18
SECTION 2.03.	Funding	18
SECTION 2.04.	Commitment Not Revolving	18

ARTICLE III
REPAYMENT

SECTION 3.01.	Amortization	18
SECTION 3.02.	Optional Prepayment; Mandatory Prepayment	18

ARTICLE IV
INTEREST; EXPENSES; PAYMENTS; COMPUTATIONS

SECTION 4.01.	Interest	20
SECTION 4.02.	Interest on Late Payments	20
SECTION 4.03.	[Reserved]	21
SECTION 4.04.	Administration and Enforcement Expenses	21
SECTION 4.05.	Making of Payments	21
SECTION 4.06.	Setoff or Counterclaim	21
SECTION 4.07.	Early Termination of Certain Payment Obligations	21

ARTICLE V
TAXES

SECTION 5.01.	Taxes	21
SECTION 5.02.	Receipt of Payment	22
SECTION 5.03.	Other Taxes	22
SECTION 5.04.	Indemnification	22
SECTION 5.05.	Refunds	22
SECTION 5.06.	Registered Obligation	22
SECTION 5.07.	Documentary Requirements	23

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

-i-

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 13.05.	Modification	57
SECTION 13.06.	No Delay; Waivers; etc.	57
SECTION 13.07.	Severability	57
SECTION 13.08.	Determinations	57
SECTION 13.09.	Replacement of Note	57
SECTION 13.10.	Governing Law	57
SECTION 13.11.	Jurisdiction	57
SECTION 13.12.	Waiver of Jury Trial	58
SECTION 13.13.	Waiver of Immunity	58
SECTION 13.14.	Counterparts	58
SECTION 13.15.	Limitation on Rights of Others	58
SECTION 13.16.	No Partnership	58
SECTION 13.17.	Survival	58
SECTION 13.18.	Confidentiality	58
SECTION 13.19.	Patriot Act Notification	60
SECTION 13.20.	Amendment and Restatement	60

Exhibits

Exhibit A	Quarterly Report Format
Exhibit B	Form of Security Agreement
Exhibit C	Form of Promissory Note
Exhibit D	[Reserved]
Exhibit E	Form of Notice of Borrowing
Exhibit F	Form of Amendment Effective Date Certificate of Borrower
Exhibit G-1	Form of Perfection Certificate
Exhibit G-2	Form of Perfection Certificate Supplement
Exhibit H	Form of Intercompany Note
Exhibit I-1	Form of U.S. Tax Compliance Certificate for Foreign Lenders that are Not Partnerships
Exhibit I-2	Form of U.S. Tax Compliance Certificate for Foreign Lenders that are Partnerships
Exhibit J	Form of Compliance Certificate

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

AMENDED AND RESTATED LOAN AGREEMENT

This AMENDED AND RESTATED LOAN AGREEMENT (this “Agreement”), dated as of July 1, 2014, is entered into by and among HEALTHCARE ROYALTY PARTNERS II, L.P., a Delaware limited partnership, as lender (the “Lender”), RAPTOR PHARMACEUTICAL CORP., a Delaware corporation, as borrower (the “Borrower”) and the Guarantors (as defined below) from time to time party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lender and the other parties thereto are party to a Loan Agreement, dated as of December 20, 2012, as amended by the Amendment to Loan Agreement and Amendment to Security Agreement dated as of July 30, 2013 (the “Original Loan Agreement”); and

WHEREAS, the parties thereto have agreed to amend and restate in its entirety the Original Loan Agreement and to replace it in its entirety with this Agreement;

NOW, THEREFORE, in consideration of the mutual promises of the Parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed by the Parties as follows:

ARTICLE I

CERTAIN DEFINITIONS

SECTION 1.01. Definitions. As used herein:

“Acceptable Replacements” means any member of the Board of Directors of the Borrower who is approved by the vote of a majority of the members of the Board of Directors who were in office at the commencement of the applicable one-year period under the definition of a “Change of Control” or their Acceptable Replacements, provided that Acceptable Replacements shall not include a director designated by a Person who has entered into an agreement with Borrower to effect a transaction described in clause (a) of the definition of “Change of Control.”

“Additional Tranche C Commitment” means $10,000,000.

“Additional Tranche C Loan” means the Additional Tranche C Loan made by the Lender on the Amendment Effective Date pursuant to Section 2.02(b).

“Affiliate” means any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with another Person. For the purposes of this definition, a Person will be regarded as in control of another Person (with correlative meanings for “controlled by” and “in common control with”), if such Person owns, directly or indirectly, at least thirty-five percent (35%) of the securities or Capital Stock with the ability to vote to elect directors (or similar controlling management) of such other Person, or has other comparable ownership and voting interest with respect to any entity other than a corporation.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Agreement” means this Loan Agreement (as amended, restated, supplemented or otherwise modified from time to time).

“Amendment Effective Date” means the first date on which the conditions set forth in Section 6.1 have been satisfied, the Additional Tranche C Loan is made and the Tranche A Loan and the Tranche B Loan are exchanged into a portion of the Tranche C Loan, all as provided herein.

“Amortization Payments” means each principal payment of the Tranche C Loan due under Section 3.01(a) hereof.

“Assignee” has the meaning specified in Section 13.01(b).

“Bankruptcy Event” means the occurrence of any of the following:

(i) (A) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (x) relief in respect of the Borrower or any Subsidiary, or of a substantial part of the property of the Borrower or any Subsidiary, under any Bankruptcy Law now or hereafter in effect, (y) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of the property of the Borrower or any Subsidiary or (z) the winding-up or liquidation of any Borrower Party, which proceeding or petition shall continue undismissed for 60 calendar days or (B) an Order approving or ordering any of the foregoing shall be entered;

(ii) the Borrower or any Subsidiary shall (A) voluntarily commence any proceeding or file any petition seeking relief under any Bankruptcy Law now or hereafter in effect, (B) apply for the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of the property of the Borrower or any Subsidiary, (C) fail to contest in a timely and appropriate manner any proceeding or the filing of any petition described in clause (i) of this definition, (D) file an answer admitting the material allegations of a petition filed against it in any proceeding described in clause (i) of this definition, (E) make a general assignment for the benefit of creditors or (F) wind up or liquidate (except as permitted under this Agreement);

(iii) the Borrower or any Subsidiary shall take any action in furtherance of or for the purpose of effecting, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i) or (ii) of this definition;

(iv) the Borrower or any Subsidiary shall become unable, admit in writing its inability, or fail generally, to pay its debts as they become due; or

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(v) the Borrower shall be in a financial condition such that the sum of its debts, as they become due and mature, is greater than the fair value of its property on a going concern basis, when taken together on a consolidated basis with its Subsidiaries.

“Bankruptcy Law” means Title 11 of the United States Code entitled “Bankruptcy” and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions (domestic or foreign) from time to time in effect and affecting the rights of creditors generally.

“Borrower” means the Borrower (as defined in the first paragraph hereof).

“Borrower Parties” means, at any time, the Borrower and the Guarantors.

“Borrower Party Documents” means, with respect to any Borrower Party, the certificate of incorporation (or equivalent) of such Borrower Party certified by the Secretary of State (or equivalent) of its jurisdiction or organization and the by-laws (or equivalent) of such Borrower Party (and any similar documentation of any Subsidiary of Borrower which becomes party to the Loan Documents).

“Business Day” means any day, except a Saturday, Sunday or other day on which commercial banks in New York are required or authorized by law to close.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, whether outstanding on the date hereof or issued after the Closing Date, but excluding Indebtedness convertible into or exchangeable for such equity.

“Cash and Cash Equivalents” means, as of a particular Test Date, the unrestricted cash and cash equivalents of the Borrower and its Subsidiaries as reflected on the Borrower’s consolidated balance sheet for such Test Date, prepared in accordance with GAAP and consistent with past practice.

“Cash Equivalents” means, at any time, (a) any evidence of debt, maturing not more than one year after such time, issued or guaranteed by the United States government, or any agency thereof, (b) commercial paper, or corporate demand notes, in each case (unless issued by a Lender or its holding company) rated at least A-l by Standard & Poor’s Ratings Group or P-l by Moody’s Investors Service, Inc., (c) any certificate of deposit (or time deposit represented by a certificate of deposit) or banker’s acceptance maturing not more than one year after such time, or any overnight federal funds transaction that is issued or sold by a commercial banking institution that is a member of the Federal Reserve System, (d) any repurchase agreement entered into with any commercial banking institution of the nature referred to in clause (c) above which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) above and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

institution thereunder, (e) money market accounts or mutual funds which invest at least 95% of their assets in assets satisfying the foregoing requirements, (f) demand deposit accounts maintained in the ordinary course of business and (g) other short term liquid investments approved in writing by the Lender.

“Change of Control” means:

(a) the acquisition by any Person or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership of any capital stock of Borrower, if after such acquisition, such Person or group would be the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Borrower representing more than fifty percent (50%) of the combined voting power of Borrower’s then outstanding securities entitled to vote generally in the election of directors, except for any such acquisition that occurs in a bona fide financing transaction for the purposes of raising capital; or

(b) during any one year period, individuals who at the beginning of such period are members of the Board of Directors of Borrower or their Acceptable Replacements cease for any reason to constitute at least a majority of the Board of Directors of Borrower then in office.

“Closing Date” means December 20, 2012.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means all assets and property of whatever kind and nature subject or purported to be subject from time to time to a Lien securing any Obligations, including all “Pledged Collateral” as such term is defined in the Security Agreement.

“Commercially Reasonable and Diligent Efforts” means, with respect to the efforts to be expended by the Borrower and the Subsidiaries to Exploit any Included Product in any country or regulatory jurisdiction in the Exploitation Territory, such efforts and resources normally used by a reasonably prudent company in the pharmaceutical industry of a size comparable to the Borrower and its Subsidiaries, taken as a whole, to Exploit, in such country or jurisdiction, a pharmaceutical product for which the applicable Regulatory Approval is held by such company, which pharmaceutical product is wholly owned by or exclusively licensed to such company, which pharmaceutical product is at a similar stage in its product life and of similar market and profit potential, taking into account efficacy, safety, approved labeling, the competitiveness of alternative products in such country or jurisdiction, pricing/reimbursement for the pharmaceutical product in such country or jurisdiction relative to other countries and jurisdictions in the Exploitation Territory, the patent and other proprietary position of the pharmaceutical product in such country or jurisdiction, the regulatory structure in such country or jurisdiction and the profitability of the pharmaceutical product in such country or jurisdiction, all as measured by the facts and circumstances in existence at the time such efforts are due.

“Confidential Information” means any and all information, whether communicated orally or in any physical form, including without limitation, financial and all other information which Disclosing Party or its authorized Representatives provide to the Recipient,

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

together with such portions of analyses, compilations, studies, or other documents, prepared by or for the Recipient and its Representatives, which contain or are derived from information provided by Disclosing Party. Without limiting the foregoing, information shall be deemed to be provided by Disclosing Party to the extent it is learned or derived by Recipient or Recipient’s Representatives (a) from any inspection, examination or other review of books, records, contracts, other documentation or operations of Disclosing Party, (b) from communications with authorized Representatives of Disclosing Party or (c) created, developed, gathered, prepared or otherwise derived by Recipient while in discussions with Disclosing Party. However, Confidential Information does not include any information which Recipient can demonstrate (i) is or becomes part of the public domain through no fault of Recipient or its Representatives, (ii) was known by Recipient on a non-confidential basis prior to disclosure, or (iii) was independently developed by persons who were not given access to the Confidential Information disclosed to Recipient by Disclosing Party. For purposes of this Agreement, the party disclosing the Confidential Information shall be referred to as “Disclosing Party” and the party receiving the Confidential Information shall be referred to as the “Recipient.”

“Contract” means any agreement, contract, obligation, or undertaking that is legally binding.

“Contract Party” means any party to a Material Contract, other than the Borrower or one of its Subsidiaries.

“Control” has the meaning specified in the definition of “Affiliate.”

“Convertible Indebtedness Documents” means the Convertible Note Purchase Agreement, the Convertible Notes and all “Guarantees” (as defined in the Convertible Note Purchase Note Agreement) executed in connection therewith.

“Convertible Lenders” means the Persons party to the Convertible Note Purchase Agreement as “Holders” thereunder, together with any other holder of Indebtedness issued pursuant thereto.

“Convertible Note Purchase Agreement” means that certain Convertible Note Purchase Agreement dated as of July 1, 2014 by and among the Borrower party thereto as “Issuer” thereunder, the other Borrower Parties party thereto as “Guarantors” thereunder and the Convertible Lenders, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Convertible Notes” means those certain 8.0% Convertible Senior Notes due 2019 issued by the Borrower to the Convertible Lenders in the original aggregate principal amount of $60,000,000, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Default” means any condition or event described in Section 11.01 which, with the giving of notice or the lapse of time or both, in each case as set forth in Section 11.01, would, unless cured or waived, become an Event of Default.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Default Rate” means, for any period for which an amount is overdue, a rate per annum equal for each day in such period to the lesser of (a) two and one-half percent (2.5%) plus the rate otherwise applicable to the Loans as provided in Section 4.01 and (b) the maximum rate of interest permitted under applicable Law.

“Deposit Account Control Agreement” means an agreement in writing reasonably acceptable to the Lender, by and among the Lender and the Borrower or its Subsidiaries and the relevant bank with respect to a Deposit Account (as defined in the Security Agreement) at such bank, which, if required hereunder, is sufficient to perfect the security interests of the Lender therein.

“Disclosing Party” has the meaning specified in the definition of “Confidential Information.”

“Disclosure Letter” means the letter dated as of the date hereof delivered to the Lender containing information with respect to the Borrower and its Subsidiaries.

“Dispute” has the meaning specified in Section 7.23(r).

“Disqualified Capital Stock” of any Person means any class of Capital Stock of such Person that, by its terms, or by the terms of any related agreement or of any security into which it is convertible, puttable or exchangeable, is, or upon the happening of any event (other than a Change of Control) or the passage of time would be, required to be redeemed by such Person, whether or not at the option of the holder thereof, or matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, in whole or in part, on or prior to the date which is 91 days after the final maturity date of the Loans; provided, however, that any class of Capital Stock of such Person that, by its terms, authorizes such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Capital Stock that is not Disqualified Capital Stock, and that is not convertible, puttable or exchangeable for Disqualified Capital Stock or Indebtedness, will not be deemed to be Disqualified Capital Stock so long as such Person satisfies its obligations with respect thereto solely by the delivery of Capital Stock that is not Disqualified Capital Stock.

“Distributor” means any Third Party that purchases or acquires any Included Product from the Borrower or any of its Subsidiaries for commercial distribution in any country or jurisdiction in the Territory.

“Dollars” or “$” means lawful money of the United States of America.

“EMEA” means the European Medicines Evaluation Agency (European Medicines Agency) or any equivalent or successor agency thereto.

“Enforcement Action” means any claim, action, suit or proceeding brought, or assertion made, by the Borrower or any of its Subsidiaries (whether as plaintiff or by means of counterclaim) against any Third Party relating to or arising out of any infringement, misuse or misappropriation of any Intellectual Property.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” at any time means each trade or business (whether or not incorporated) that would, at any time, be treated, together with Borrower or any of its Subsidiaries, as a single employer under Title IV or Section 302 of ERISA or Section 412 of the Code.

“Event of Default” has the meaning specified in Section 11.01.

“Exchange Act” means the Securities Exchange Act of 1934 and the regulations promulgated thereunder.

“Excluded Taxes” means (i) any Taxes imposed on (or measured by) net income (including branch profits Taxes) of the Lender, or any franchise or similar Taxes imposed in lieu thereof, by any Governmental Authority or taxing authority by the jurisdiction under the laws of which the Lender is organized or any jurisdiction in which the Lender is a resident, has an office, conducts business or has another connection; (ii) in the case of a Foreign Lender, any U.S. federal withholding tax that is imposed on amounts payable to such Foreign Lender (a) under law in effect at the time such Foreign Lender becomes a party to this Agreement (or designates a new office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new office (or assignment), to receive additional amounts from Borrower with respect to such withholding tax pursuant to Section 5.01 or 5.04 or (b) that is attributable to such Foreign Lender’s failure to deliver the IRS forms and documentation described in Section 5.06; (iii) Taxes imposed by FATCA; and (iv) any United States federal backup withholding Tax pursuant to Section 3406 of the Code.

“Exclusively Licensed Patents” has the meaning specified in Section 7.23(a).

“Exploit” means, with respect to any Included Product, the manufacture, use, sale, offer for sale (including marketing and promotion), importation, distribution or other commercialization; and “Exploitation” shall have the correlative meaning.

“Exploitation Territory” means [*****] and [*****] and all of their territories and possessions and any other country that Borrower may determine is of strategic importance to it, which may include [*****] and [*****].

“FATCA” means Sections 1471 through 1474 of the Code as of the date hereof (or any successor provision that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code (or any successor provision that is substantively comparable and not materially more onerous to comply with), any intergovernmental agreements entered into with respect to such Sections of the Code, and any decrees, regulations, rules or practices implementing any of the foregoing.

“FDA” means the United States Food and Drug Administration or any successor agency thereto.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Financial Statements” means the audited consolidated balance sheets and related statements of operations and comprehensive loss, cash flows and changes in stockholders’ equity of Borrower and its Subsidiaries for the fiscal year ended December 31, 2013, and the accompanying footnotes thereto, as delivered to the Lender prior to the Amendment Effective Date.

“Fixed Interest” means, interest with respect to the Loans, accruing with respect to the outstanding principal balance thereof at a rate per annum equal to 8.0%.

“Foreign Lender” means any Lender that is not a United States person within the meaning of Section 7701(a)(30) of the Code.

“Foreign Subsidiary” means a Subsidiary that is organized under the Laws of a jurisdiction other than the United States or any state thereof or the District of Columbia.

“GAAP” means the generally accepted accounting principles in the United States of America in effect from time to time; provided, that in the event such principles change after the Amendment Effective Date in a manner which affects compliance with this Agreement by the Borrower and its Subsidiaries (including without limitation the determination of Included Products Payments), such change shall be ignored for the purpose of determining such compliance.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

“Guarantee” means, as to any Person: (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part); or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. Notwithstanding the foregoing, “Guarantee” does not include endorsements in the ordinary course of business.

“Guarantor” means (i) each domestic Subsidiary of the Borrower on the Amendment Effective Date other than any Domestic CFC Holdco (as defined in Section 8.14(a)), (ii) any Foreign Subsidiary that (a) is not a CFC (as defined in Section 8.14(a)) and (b) is not a direct or indirect Subsidiary of a CFC and (iii) each Person that becomes a Party to this Agreement pursuant to Section 8.14.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Included Product Payments” means, with respect to any period of determination, the net revenues of the Borrower and its Subsidiaries with respect to Included Products, as reflected on the Borrower’s consolidated financial statements for such period, prepared in accordance with GAAP and consistent with past practice; [*****]

“Included Products” means any and all existing and future products that, at any time or from time to time during the period from the Closing Date through the Scheduled Maturity Date, the Borrower or any of the Subsidiaries sells, has sold, offers for sale, imports, promotes, markets, distributes or otherwise commercializes (or possesses the rights to sell, have sold, offer for sale, import, promote, market, distribute or otherwise commercialize) anywhere in the Territory. For the avoidance of doubt and without limiting the generality of the foregoing, Included Products shall include RP103.

“Indebtedness” with respect to any Person means any amount (absolute or contingent) payable by such Person as debtor, borrower, issuer, guarantor or otherwise (a) pursuant to an agreement or instrument involving or evidencing money borrowed, the advance of credit, a conditional sale or a transfer with recourse or with an obligation to repurchase or evidenced by a promissory note, bond, debenture or similar instrument, (b) pursuant to a capital lease with substantially the same economic effect as any such agreement or instrument, (c) any obligations with respect to Disqualified Capital Stock, (d) pursuant to indebtedness of a third party secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on assets owned or acquired by such Person, whether or not the indebtedness secured thereby has been assumed (but only to the extent of such Lien), (e) pursuant to an interest rate protection agreement, foreign currency exchange agreement or other hedging arrangement, (f) pursuant to a letter of credit issued for the account of such Person, or (g) all Guarantees with respect to Indebtedness of the types specified in clauses (a) through (f) above of another Person. For the avoidance of doubt, the Indebtedness of any Person shall include the Indebtedness of any other entity to the extent such Person is directly liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages, penalties, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or out-of-pocket expenses actually incurred by Indemnitees in enforcing the indemnity provided herein, but excluding lost profits and opportunity costs), whether direct, indirect or consequential (as long as such direct, indirect or consequential damages are payable to a third party) and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations), on common law or equitable cause or on contract or otherwise, imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral); provided that to the extent the relevant Indemnitees have determined, in their good faith judgment, that there is not a conflict of interest for a matter for which there are

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

multiple Indemnitees, such Indemnitees shall be represented by a single set of counsel (which may include a lead counsel and one or more special subject matter counsel, in each case satisfactory to the Lender).

“Indemnified Taxes” means Taxes of Lender other than (a) Excluded Taxes and (b) Other Taxes.

“Indemnitee” has the meaning specified in Section 12.01(a).

“Insurance Providers” has the meaning specified in Section 8.06.

“Intellectual Property” means all proprietary information; trade secrets; Know-How; utility models; confidential information; inventions (whether patentable or unpatentable and whether or not reduced to practice or claimed in a pending patent application) and improvements thereto; Patents; registered or unregistered trademarks, trade names and service marks, including all goodwill associated therewith; registered and unregistered copyrights and all applications thereof, in each such case, (a) owned or controlled by, issued or licensed to, licensed by, or hereafter acquired or licensed by, the Borrower or any Subsidiary, including any intellectual property subject to the Contracts listed on Schedule 7.23(b) of the Disclosure Letter; and (b) relating to, embodied by, covering or involving, or necessary or used to, (i) manufacture or have manufactured any Included Products for Exploitation in the Exploitation Territory or (ii) sell, offer for sale, have sold, market, have marketed, promote, or have promoted, import or export any Included Product, in each such case, in the Exploitation Territory.

“Intercompany Note” shall mean a promissory note substantially in the form of Exhibit H.

“Know-How” means all non-public information, results and data of any type whatsoever, in any tangible or intangible form (and whether or not patentable), including databases, practices, methods, techniques, specifications, formulations, formulae, knowledge, skill, experience, data and results (including pharmacological, medicinal chemistry, biological, chemical, biochemical, toxicological and clinical study data and results), analytical and quality control data, stability data, studies and procedures, and manufacturing process and development information, results and data.

“Knowledge” means, with respect to Borrower or any of its Subsidiaries, as applicable, the knowledge (after due inquiry) of each executive officer, vice president, senior director and director of Borrower and/or any of its Subsidiaries relating to a particular matter.

“Law” means any federal, state, local or foreign law, including common law, and any regulation, rule, requirement, policy, judgment, order, writ, decree, ruling, award, approval, authorization, consent, license, waiver, variance or permit with, any Governmental Authority.

“Lender” means the Lender (as defined in the first paragraph hereof) and any Assignee under Section 13.01(b).

“Lien” means any mortgage or deed of trust, pledge, hypothecation, lien, charge, attachment, setoff, encumbrance or other security interest in the nature thereof (including any

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

conditional sale agreement, equipment trust agreement or other title retention agreement, a lease with substantially the same economic effect as any such agreement or a transfer or other restriction) or other encumbrance of a similar nature.

“Loan Documents” means this Agreement, the Notes, the Security Agreement, each Deposit Account Control Agreement, each Securities Account Control Agreement and all other notes, guarantees, security agreements, intercreditor agreements and all other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Borrower or any of its Subsidiaries in connection with this Agreement.

“Loans” means, as the context requires, the Additional Tranche C Loan and/or the Tranche C Loan.

“Material Adverse Effect” means (a) a material adverse change in the business, operations, properties, liabilities, results of operations or condition (financial or other) of the Borrower and the other Borrower Parties, taken as a whole; (b) an adverse effect on the validity or enforceability of the Loan Documents taken as a whole or any material provision hereof or thereof; (c) a material adverse effect on the ability of the Borrower or any other Borrower Party to consummate the transactions contemplated by the Loan Documents, taken as a whole, or on the ability of the Borrower or any of the other Borrower Parties to perform its obligations under the Loan Documents, taken as a whole; (d) an adverse effect on the rights or remedies of the Lender under any of Loan Documents, taken as a whole; (e) a material adverse effect on the right of the Lender to receive the Variable Interest or any other payment due hereunder or under the Loan Documents, taken as a whole; (f) a material adverse effect on the Variable Interest; or (g) a material adverse effect on any material portion of the Collateral.

“Material Contract” means any Contract to which the Borrower or any of its Subsidiaries is a party or any of the respective assets or properties of the Borrower or any of its Subsidiaries are bound or committed (other than the Transaction Documents) and for which any breach, violation, nonperformance or early cancellation could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

“Maturity Date” means the earlier of (a) the Scheduled Maturity Date and (b) the date of any prepayment in full of the Tranche C Loan.

“Non-Exclusively Licensed Patents” has the meaning specified in Section 7.23(a).

“Note” “means a promissory note, substantially in the form set forth in Exhibit C, in the amount of the Tranche C Loan, evidencing the Tranche C Loan.

“Notice of Borrowing” has the meaning specified in Section 2.02(b).

“Notices” has the meaning specified in Section 13.03.

“Obligations” means, without duplication, the Loans, the Fixed Interest, the Variable Interest and all present and future Indebtedness, taxes, liabilities, obligations, covenants, duties, and debts, owing by Borrower and its Subsidiaries to the Lender, arising under or pursuant to the Loan Documents, including all principal, interest, charges, expenses, fees and any

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

other sums chargeable to Borrower and its Subsidiaries hereunder and under the other Loan Documents (and including any interest, fees and other charges that would accrue but for the filing of a bankruptcy action with respect to Borrower, whether or not such claim is allowed in such bankruptcy action), provided that, for the avoidance of doubt, “Obligations” shall not include any amounts owed under or in connection with the Convertible Note Documents.

“Other Taxes” means any and all present or future recording, stamp, documentary, excise, transfer, sales, property, intangible, mortgage recording or similar Taxes, charges or levies of Lender arising solely from (i) any payment made under any Loan Document or (ii) the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document, excluding any Taxes that arise by virtue of an assignment by any Lenders and are Taxes imposed as a result of a connection between the Lender and the jurisdiction imposing such Tax (other than connections arising from a Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document).

“Owned Patents” has the meaning specified in Section 7.23(a).

“Party” means the Borrower, any other Borrower Party or the Lender; and “Parties” means the Borrower, any other Borrower Party and the Lender.

“Patent Office” means the respective patent office (foreign or domestic) for any patent.

“Patent Rights” means any and all issued patents and pending patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms (including regulatory extensions), and all supplementary protection certificates, together with any foreign counterparts thereof anywhere in the world.

“Patents” means any and all issued patents and pending patent applications, including without limitation, all provisional applications, substitutions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms (including regulatory extensions), and all supplementary protection certificates, together with any foreign counterparts thereof anywhere in the Exploitation Territory covering the Included Products, composition of matter, formulation, or methods of manufacture or use thereof that are issued or filed on or after the date of this Agreement, including those identified in Schedule 7.23(a) of the Disclosure Letter, in each such case, which are owned or controlled by, issued or licensed to, licensed by, or hereafter acquired or licensed by, the Borrower or any Subsidiary.

“Patriot Act” has the meaning specified in Section 13.19.

“Payments” means due and owing payments of Amortization Payments (under Section 3.01(a) hereof), Fixed Interest (under Section 4.01 hereof) and Variable Interest (under Section 4.01 hereof), including, in each case any default, additional interest or prepayment premium charged hereunder.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Perfection Certificate” shall mean a certificate in the form of Exhibit G-1 or any other form approved by the Lender, as the same shall be supplemented from time to time by a Perfection Certificate Supplement or otherwise.

“Perfection Certificate Supplement” shall mean a certificate supplement in the form of Exhibit G-2 or any other form approved by the Lender.

“Permitted Liens” has the meaning specified in Section 9.03.

“Permitted Transfer” means (i) any (a) sale of any Included Product by the Borrower or any of its Subsidiaries to any Subsidiary or Borrower, as applicable, to end users (through wholesalers or other typical sales channels) or to Distributors or (b) dispositions of obsolete equipment or inventory, in each case in the ordinary course of business; (ii) any sale, conveyance, assignment, disposition, lease, sublease, license, sublicense or other form of transfer of any property to the Borrower or any of its Subsidiaries that is a Guarantor; (iii) any disposition or other transfer of any Included Product, without the payment or provision of consideration to the Borrower or any of its Subsidiaries for such Included Product (other than expense reimbursement), reasonably necessary for the conduct of any then on-going clinical trial or other development or regulatory activities associated with such Included Product; (iv) any disposition or other transfer of any Included Product as promotional support in the ordinary course of business or in consideration of services in the ordinary course of business; (v) [*****]; and (vi) any transfer made in connection with any transaction specifically permitted in Section 9.06(e).

“Person” means an individual, corporation, association, limited liability company, limited liability partnership, partnership, estate, trust, unincorporated organization or a government or any agency or political subdivision thereof.

“Plan” has the meaning specified in Section 9.07(a).

“Plan Assets” means assets of any (i) employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, (ii) plan (as defined in Section 4975(e)(1) of the Code) subject to Section 4975 of the Code or (iii) entity whose underlying assets include assets of any such employee benefit plan or plan by reason of the investment by an employee benefit plan or other plan in such entity; provided, however, that amounts withheld from participant compensation that have not been contributed to a plan but will, in compliance with the applicable provisions of ERISA, be contributed to a plan shall not constitute Plan Assets for purposes of this Agreement.

“Prepayment Trigger” means the occurrence of any of the following: (i) the occurrence of any Event of Default and the acceleration of the maturity of the Loans, or (ii) the occurrence of any Change of Control, or (iii) the occurrence of any event or the existence of any circumstance that could reasonably be expected to have a Material Adverse Effect (other than clause (f) thereof) that is not cured within [*****] Business Days after the occurrence thereof; provided, however, that no cure period shall be available unless at the time of such occurrence such event or circumstance could reasonably be expected to be cured on or before the end of such [*****] Business Day period.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Proceeding” has the meaning specified in Section 13.11.

“Qualified Capital Stock” of any Person means Capital Stock of such Person other than Disqualified Capital Stock; provided that such Capital Stock shall not be deemed Qualified Capital Stock to the extent sold or owed to a Subsidiary of such Person or financed, directly or indirectly, using funds (a) borrowed from such Person or any Subsidiary of such Person until and to the extent such borrowing is repaid or (b) contributed, extended, guaranteed or advanced by such Person or any Subsidiary of such Person (including, without limitation, in respect of any employee stock ownership or benefit plan). Unless otherwise specified, Qualified Capital Stock refers to Qualified Capital Stock of Borrower.

“Quarterly Payment Date” means each of March 31, June 30, September 30 and December 31 of each year, or if any such day is not a Business Day, on the next succeeding Business Day.

“Quarterly Report” means, with respect to the relevant calendar quarter of Borrower: (a) a report in a form agreed by the parties and based on Exhibit A showing all Included Product Payments for such calendar quarter and on a year to date basis, together with relevant supporting documentation and (b) such additional information as the Lender may reasonably request.

“Recipient” has the meaning specified in the definition of “Confidential Information.”

“Register” has the meaning specified in Section 5.06.

“Regulatory Agency” means a Governmental Authority with responsibility for the regulation of the research, development, marketing or sale of drugs, pharmaceuticals, medical devices or diagnostic tests (including without limitation the Exploitation of any Included Product) in any country or regulatory jurisdiction, including the FDA, the EMEA and foreign equivalents thereof.

“Regulatory Approval” means, with respect to a product or device in any country or regulatory jurisdiction in the Exploitation Territory, all actions, approvals (including, where applicable, pricing and reimbursement approval and schedule classifications), licenses, registrations or authorizations of a Regulatory Agency necessary for the making, manufacture, sale, offer for sale, distribution, import, export, promotion, marketing or other use of such product or device in such country or jurisdiction.

“Representative” means, with respect to any Person, any stockholder, member, partner, manager, director, officer, employee, agent, advisor or other representative of such Person.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Restricted Payment” means any of the following:

(a) the declaration or payment of any dividend or any other distribution on Capital Stock of Borrower or any Subsidiary or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of Borrower or any Subsidiary, but excluding (i) dividends or distributions payable solely in Qualified Capital Stock or through accretion or accumulation of such dividends on such Capital Stock, (ii) dividends or distributions payable in Capital Stock under a stockholders rights plan, and (iii) in the case of Subsidiaries, dividends or distributions payable to Borrower or to a Subsidiary and pro rata dividends or distributions payable to minority stockholders of any Subsidiary;

(b) the redemption of any Capital Stock of Borrower or any Subsidiary, but excluding any such Capital Stock held by Borrower or any Subsidiary, the deemed tender or purchase of any Capital Stock in connection with the exercise of any “cashless exercise” feature of any convertible security of Borrower or any redemption under any stockholders rights plan of Borrower; or

(c) the making of (or giving of any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any Subordinated Indebtedness.

“RP103” means Cysteamine Bitatrate Delayed-release Capsules and any subsequent versions, derivations or reformulations thereof. For the avoidance of doubt and without limiting the generality of the foregoing, RP103 shall include PROCYSBI®.

“Scheduled Maturity Date” means March 31, 2020.

“SEC” means the United States Securities and Exchange Commission.

“Securities Account Control Agreement” means an agreement in writing reasonably acceptable to the Lender, by and among the Lender and the Borrower and the relevant securities intermediary with respect to a securities account at such securities intermediary, which, if required hereunder, is sufficient to perfect the security interests of the Lender therein.

“Security Agreement” means the Security Agreement, dated the Closing Date, by and among the Lender, the Borrower and each Subsidiary that is a Guarantor securing the Obligations of Borrower hereunder and of such Subsidiary that is a Guarantor, as supplemented by any amendments or joinders thereto.

“Subordinated Indebtedness” means any unsecured subordinated debt of the Borrower or a Subsidiary which is otherwise permitted hereunder.

“Subsidiary” means, with respect to any Person, at any time, any entity of which more than fifty percent (50%) of the outstanding Voting Stock or other equity interest entitled ordinarily to vote in the election of the directors or other governing body (however designated) is at the time beneficially owned or controlled directly or indirectly by such Person, by one or more such entities or by such Person and one or more such entities. “Subsidiary” shall refer to a Subsidiary of the Borrower.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Surviving Person” means, with respect to any Person involved in or that makes any disposition, the Person formed by or surviving such disposition or the Person to which such disposition is made.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including any interest, additions to tax and penalties) imposed by any Governmental Authority.

“Territory” means [*****].

“Third Party” means any Person other than the Borrower or its Affiliates.

“Tranche A Loan” means the Tranche A Loan made by the Lender on the Closing Date and exchanged into a portion of the Tranche C Loan on the Amendment Effective Date pursuant to Section 2.01 hereof.

“Tranche B Loan” means the Tranche B Loan made by the Lender on May 21, 2013 and exchanged into a portion of the Tranche C Loan on the Amendment Effective Date pursuant to Section 2.01 hereof.

“Tranche C Loan” means the Tranche A Loan and Tranche B Loan exchanged into a portion of the Tranche C Loan on the Amendment Effective Date pursuant to Section 2.01 hereof and the Additional Tranche C Loan.

“Transaction Documents” means the Loan Documents and the Borrower Party Documents.

“Transferred Guarantor” has the meaning specified in Section 10.01(h).

“U.S.” and “United States” means the United States of America.

“Variable Interest” means, with respect to the Tranche C Loan, from July 1, 2014 through the date of the payment or prepayment in full of the Tranche C Loan, as separately calculated for each calendar year from and including July 1, 2014 (or any partial calendar year with respect to the 2014 calendar year or the calendar year in which the Tranche C Loan is paid or prepaid in full, prorated for (i) the period from July 1, 2014 through December 31, 2014 or (ii) the period in which the Tranche C Loan is outstanding, as applicable):

(i) 8.00% of the first $50,000,000 in Included Product Payments for such calendar year; and

(ii) 2.00% of the Included Product Payments for such calendar in excess of $50,000,000.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Voting Stock” means Capital Stock issued by a company, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such contingency.

“Wholly Owned Subsidiary” means, as to any Person, (a) any corporation 100% of whose capital stock (other than directors’ qualifying shares) is at the time owned by such person and/or one or more Wholly Owned Subsidiaries of such person and (b) any partnership, association, joint venture, limited liability company or other entity in which such person and/or one or more Wholly Owned Subsidiaries of such person have a 100% Capital Stock at such time.

SECTION 1.02. Interpretation; Headings. Each term used in any Exhibit to this Agreement and defined in this Agreement but not defined therein shall have the meaning set forth in this Agreement. Unless the context otherwise requires, (a) “including” means “including, without limitation” and (b) words in the singular include the plural and words in the plural include the singular. A reference to any party to this Agreement, any other Transaction Document or any other agreement or document shall include such party’s successors and permitted assigns. A reference to any agreement or order shall include any amendment of such agreement or order from time to time in accordance with the terms herewith and therewith. A reference to any legislation, to any provision of any legislation or to any regulation issued thereunder shall include any amendment thereto, any modification or re-enactment thereof, any legislative provision or regulation substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto, as applicable at the relevant time. The headings contained in this Agreement are for convenience and reference only and do not form a part of this Agreement. Section, Article and Exhibit references in this Agreement refer to sections or articles of, or exhibits to, this Agreement unless otherwise specified. Borrower acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of the Loan Documents to which it is a party, that it and its counsel reviewed and participated in the preparation and negotiation hereof and thereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation hereof or thereof.

ARTICLE II

COMMITMENT; DISBURSEMENT; FEES

SECTION 2.01. Commitment to Lend.

(a) On the terms set forth herein including, without limitation, the conditions set forth in Section 6.01 hereof, the Lender agrees to exchange, on the Amendment Effective Date, the Tranche A Loan and the Tranche B Loan for a portion of the Tranche C Loan in a principal amount equal to the Tranche A Loan and the Tranche B Loan outstanding immediately prior to the Amendment Effective Date.

(b) On the terms set forth herein including, without limitation, the conditions set forth in Section 6.01 hereof, the Lender shall, on the Amendment Effective Date, make a loan hereunder to Borrower in a principal amount equal to the Additional Tranche C Commitment.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 2.02. Notice of Borrowing. Subject to Section 2.01, Borrower shall, simultaneous with the execution of this Agreement, give the Lender notice, substantially in the form set forth in Exhibit E (the “Notice of Borrowing”) that Borrower wishes to borrow a principal amount equal to the Additional Tranche C Commitment on the Amendment Effective Date, which shall be July 23, 2014 or the first business day thereafter on which the funding of such amount can be made. The Additional Tranche C Commitment shall automatically terminate upon funding of the Additional Tranche C Loan on the Amendment Effective Date.

SECTION 2.03. Funding. On the terms set forth herein, the Lender shall, on the Amendment Effective Date, credit, in same day funds, an amount equal to the Additional Tranche C Commitment to the account of Borrower, which Borrower shall have designated for such purpose in the Notice of Borrowing.

SECTION 2.04. Commitment Not Revolving. The Lender’s commitment to lend hereunder is not revolving in nature, and any amount of the Loans repaid or prepaid may not be reborrowed.

ARTICLE III

REPAYMENT

SECTION 3.01. Amortization.

(a) The principal balance of the Tranche C Loan shall be paid in equal quarterly payments of $3,000,000, with any remaining outstanding principal balance in respect of the Tranche C Loan being due and payable as provided in clause (b) below. Each such principal payment of the Tranche C Loan shall be payable on a Quarterly Payment Date, with the first such payment due on June 30, 2015.

(b) If not earlier repaid in full, the unpaid balance of the outstanding principal amount of the Tranche C Loan, together with any accrued and unpaid interest (including the Fixed Interest and the Variable Interest), shall be due and payable in cash on the Scheduled Maturity Date.

SECTION 3.02. Optional Prepayment; Mandatory Prepayment.

(a) Borrower may prepay the Loans in whole but not in part, together with accrued and unpaid Fixed Interest on the amount prepaid to the extent required by clause (c) below; provided that (i) to the extent required by clause (c) below, such termination and prepayment shall be accompanied by a payment of the amount(s), if any, required thereunder, and (ii) the Loans may, subject to the following sentence, be prepaid in whole at any time. If Borrower wishes to make such a prepayment, it shall give the Lender Notice to that effect not later than the 5th day before the date of the prepayment, specifying the date on which the prepayment is to be made. Such Notice shall constitute Borrower’s commitment to prepay the Loans on that date (although such commitment to prepay may be conditioned on the consummation of another transaction), together with Fixed Interest accrued on the amount prepaid to but excluding the prepayment date and accrued and unpaid Variable Interest in respect of the Loans through but excluding the prepayment date, in each case, to the extent required by clause (c) below.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(b) If any Prepayment Trigger occurs, then the outstanding principal amount of the Loans plus any accrued and unpaid interest thereon shall be immediately due and payable hereunder, to the extent permitted by law, and the provisions of this Section 3.02 shall apply.

(c) Each prepayment of the Loans due to the occurrence of a Prepayment Trigger, and each voluntary prepayment of the Loans in whole pursuant to Section 3.02(a), shall be subject to the following (in addition to the other provisions contained in this Agreement):

such prepayment shall be in the amount indicated in the second column of the table below (determined as of the date of the Prepayment Trigger or voluntary prepayment):

With respect to voluntary prepayments paid during the period below or owing as a consequence of a Prepayment Trigger occurring during such period	Prepayment Amount
On or prior to the second anniversary of the Amendment Effective Date	$102,000,000 less any Payments received previously by the Lender in respect of the Tranche A Loan, Tranche B Loan and Tranche C Loan

After the second anniversary, and on or before the third anniversary, of the Amendment Effective Date	$108,000,000 less any Payments received previously by the Lender in respect of the Tranche A Loan, Tranche B Loan and Tranche C Loan

After the third anniversary, and on or before the fourth anniversary, of the Amendment Effective Date	$114,000,000 less any Payments received previously by the Lender in respect of the Tranche A Loan, Tranche B Loan and Tranche C Loan

After the fourth anniversary of the Amendment Effective Date	$120,000,000 less any Payments received previously by the Lender in respect of the Tranche A Loan, Tranche B Loan and Tranche C Loan

(d) In addition to the amounts in clause (c) above, in connection with the prepayment in full of a Loan, any unpaid amounts in respect of such prepaid Loan not consisting of principal, Fixed Interest or Variable Interest (i.e., any unpaid amounts for indemnification, tax gross-up, default interest, expense reimbursement and other amounts not consisting of principal or interest) shall be immediately due and payable.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 3.03. Illegality. If the Lender determines at any time that any Law or treaty or any change therein or in the interpretation or application thereof makes or will make it unlawful for the Lender to fulfill its commitment in accordance with Section 2.01, the Lender shall give Notice of that determination to Borrower, whereupon the obligations of the Lender hereunder shall terminate. Each Notice delivered pursuant to this Section 3.03 shall be effective when sent.

ARTICLE IV

INTEREST; EXPENSES; PAYMENTS; COMPUTATIONS

SECTION 4.01. Interest.

(a) Except as otherwise expressly provided in Section 4.02 and subject to Section 4.07, the Loans shall bear interest consisting of Fixed Interest from the Amendment Effective Date and Variable Interest from July 1, 2014, in each case which shall be paid in cash as provided in this Section 4.01.

(b) Notwithstanding anything herein to the contrary, the Borrower shall pay (i) Fixed Interest (as defined in the Original Loan Agreement) on the Tranche A Loan and the Tranche B Loan for the period through and including the day immediately prior to the Amendment Effective Date and (ii) Variable Interest (as defined in the Original Loan Agreement) on the Tranche A Loan and the Tranche B Loan for the period through and including June 30, 2014, in each case to be paid in cash as provided in Section 4.01 of the Original Loan Agreement.

(c) All interest hereunder in respect of the Fixed Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

(d) Accrued Fixed Interest on each Loan shall be payable by Borrower to the Lender in arrears on each Quarterly Payment Date for such Loan commencing with the first Quarterly Payment Date occurring after the funding of such Loan; provided that in the event of any repayment or prepayment of any Loan (including, without limitation, principal payments due under Section 3.01), accrued Fixed Interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

(e) On each date on which a Quarterly Report is due pursuant to Section 8.04(f) hereof (or, if earlier, the date on which such Quarterly Report is delivered to Lender), the Borrower shall pay to the Lender an amount in cash equal to the Variable Interest for the Tranche C Loan for the quarterly period corresponding to such Quarterly Report.

SECTION 4.02. Interest on Late Payments. If any amount payable by Borrower to the Lender hereunder is not paid when due (whether at stated maturity, by acceleration or otherwise), interest shall accrue on any such unpaid amounts, both before and after judgment during the period from and including the applicable due date, to but excluding the day the overdue amount is paid in full, at a rate per annum equal to the Default Rate. Interest accruing under this Section 4.02 shall be payable on demand of the Lender.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 4.03. [Reserved].

SECTION 4.04. Administration and Enforcement Expenses. The Borrower shall promptly reimburse the Lender on demand for all reasonable out-of-pocket costs and expenses incurred by the Lender (including the reasonable out-of-pocket fees and expenses of one outside counsel to the Lender) as a consequence of or in connection with any Default or Event of Default.

SECTION 4.05. Making of Payments. Notwithstanding anything to the contrary contained herein, any payment stated to be due hereunder or under any Note on a given day shall be made, if such given day or corresponding day is not a Business Day, on the next succeeding Business Day.

SECTION 4.06. Setoff or Counterclaim. Each payment by Borrower under this Agreement or under any Note shall be made without setoff or counterclaim. Lender shall have the right to setoff any and all amounts owed by Borrower and/or any of its Subsidiaries under this Agreement as provided in Section 11.03.

SECTION 4.07. Early Termination of Certain Payment Obligations. Notwithstanding any provision of Article III or this Article IV to the contrary, the Borrower’s obligation to make any Payments shall terminate immediately when the total of all Payments received by Lender equals $120,000,000.

ARTICLE V

TAXES

SECTION 5.01. Taxes.

(a) For United States federal, state and local tax purposes, the Parties shall treat the Tranche C Loan as indebtedness for borrowed money of Borrower. Each Party agrees not to take any position that is inconsistent with the provisions of this Section 5.01(a) on any tax return or in any audit or other administrative or judicial proceeding unless as a result of a material change in applicable Law following the date of this Agreement, the Party that contemplates taking such an inconsistent position has been advised by nationally recognized tax counsel in writing that it is more likely than not that (x) that there is no “reasonable basis” (within the meaning of Treasury Regulation Section 1.6662-3(b)(3)) for the position specified in this Section 5.01(a) or (y) that taking such a position would, notwithstanding compliance with all applicable reporting requirements and disclosure obligations, otherwise subject such Party to penalties under the Code.

(b) All payments to the Lender under this Agreement shall be made without any deduction or withholding for any Taxes unless required by applicable Law. If deduction or withholding of any Indemnified Tax or Other Tax is required by applicable Law from any such payment under any Loan Document, the sum payable to a Lender shall be increased and paid by any Borrower Party as necessary so that, after making all required deductions (taking into account any amounts payable under this Section 5.01(b)), the Lender receives an amount equal to the amount that it would have received had no such deduction or withholding been made.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 5.02. Receipt of Payment. Within thirty days after the date of any payment of Indemnified Taxes withheld by a Borrower Party in respect of any payment to the Lender (or as soon as practicable thereafter), such Borrower Party shall furnish to the Lender a certified copy of a receipt evidencing payment thereof or other evidence reasonably satisfactory to the Lender.

SECTION 5.03. Other Taxes. In addition, the Borrower shall promptly pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law.

SECTION 5.04. Indemnification. The Borrower shall indemnify a Lender, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under Section 5.01 or 5.03) payable or paid by such Lender or required to be withheld or deducted from a payment to such Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender shall be conclusive absent manifest error.

SECTION 5.05. Refunds. If any Lender receives a refund of any Indemnified Taxes or Other Taxes that Borrower paid pursuant to this Article V (including any additional amounts paid pursuant to this Article V), Lender shall pay Borrower (within 30 days of receipt of such refund) an amount equal to such refund (but only to the extent of the Indemnified Taxes or Other Taxes paid pursuant to this Article V), net of all out-of-pocket expenses and without interest. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

SECTION 5.06. Registered Obligation.

(a) Borrower shall establish and maintain, at its address referred to in Section 13.03, (A) a record of ownership (the “Register”) in which Borrower agrees to register by book entry the interests (including any rights to receive payment hereunder) of the Lender in the Loans, each of its obligations under this Agreement to participate in the Loans, and any assignment of any such interest, obligation or right, and (B) accounts in the Register in accordance with its usual practice in which it shall record (1) the names and addresses of the Lender(s) (and each change thereto pursuant to Sections 13.01 and 13.02), (2) the amount of the Loans described in clause (A) above, (3) the amount of any principal or interest due and payable or paid, and (4) any other payment received and its application to the Loan.

(b) Notwithstanding anything to the contrary contained in this Agreement or elsewhere, the Loans (including any Note evidencing such Loan) are registered obligations, the right, title and interest of the Lender and its assignees in and to such Loans shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. This Section 5.06 and Sections 13.01 and 13.02 shall be construed so that, and the Lender shall cooperate with the Borrower Parties in all respects (notwithstanding anything else whether in the Loan Documents or otherwise) (including, but not limited to,

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providing appropriate information) so that, the Loans are at all times maintained in “registered form” within the meaning of Section 5f.103-1(c) of the U.S. Treasury Regulations, Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (and any successor provisions).

SECTION 5.07. Documentary Requirements.

(a) Each Lender other than a Foreign Lender shall deliver to the Borrower on or before the date on which it becomes a party to this Agreement two properly completed and duly signed originals of U.S. Internal Revenue Service (“IRS”) Form W-9 (or any successor form) certifying that such Lender is exempt from United States federal withholding tax. Each Foreign Lender shall deliver to the Borrower (i) two properly completed and duly signed originals of U.S. IRS Form W-8BEN, Form W-8BEN-E, Form W-8ECI or Form W-8IMY (together with any applicable underlying IRS forms and attachments), or any subsequent versions thereof or successors thereto, (ii) in the case of a Foreign Lender claiming exemption from United States federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a certificate in the form attached hereto as Exhibit I-1 or I-2, as applicable, and the applicable IRS Form W-8, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Foreign Lender claiming complete exemption from United States federal withholding tax on interest payments by a Borrower Party under this Agreement and the other Loan Documents, or (iii) any other form prescribed by applicable requirements of United States federal income tax law as a basis for claiming exemption from or a reduction in United States federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable requirements of law to permit the Borrower to determine the withholding or deduction required to be made. Such forms shall be delivered by each Lender on or before the date it becomes a party to this Agreement and from time to time thereafter upon the reasonable request of the Borrower and as required by law. In addition, each Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Lender. Each Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the United States taxing authorities for such purpose). Notwithstanding anything to the contrary, a Lender is not required to deliver any form or provide any documentation that it is not legally eligible to deliver or provide.

(b) If a payment under any Loan Document would be subject to Tax imposed pursuant to FATCA, such Lender shall deliver to the applicable withholding agent, at the time or times prescribed by law and at such time or times reasonably requested by the applicable withholding agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the applicable withholding agent as may be necessary for the applicable withholding agent to comply with its obligations under FATCA, to determine (i) whether such Lender has complied with such Lender’s obligations under FATCA and (ii) the amount, if any, to deduct and withhold from such payment.

(c) For the avoidance of doubt, the documentary requirements specified in clause (a) and (b) shall apply to any Assignee.

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ARTICLE VI

CLOSING CONDITIONS

SECTION 6.01. Amendment Effective Date Closing Conditions. The obligation of the Lender to make the Additional Tranche C Loan on the Amendment Effective Date and to exchange the Tranche A Loan and the Tranche B Loan into a portion of the Tranche C Loan on the Amendment Effective Date shall be subject to the satisfaction or waiver of the conditions precedent set forth below:

(a) Borrower shall have executed and delivered to the Lender a Notice of Borrowing, dated no later than the date specified in Section 2.02.

(b) Borrower shall have delivered to the Lender the Note, dated the Amendment Effective Date.

(c) Borrower shall have delivered to the Lender an executed copy of:

(i) a certificate of Borrower, dated the Amendment Effective Date, substantially in the form set forth in Exhibit F hereto together with the attachments specified therein; and

(ii) an opinion of Latham & Watkins LLP, dated the Amendment Effective Date, in the form and substance reasonably acceptable to Lender.

(d) Borrower shall have delivered to the Lender a certificate, dated the Amendment Effective Date, of a senior officer of each Borrower Party (the statements made in which to have been true and correct on and as of the Amendment Effective Date): (i) attaching copies, certified by such officer as true and complete, of each Borrower Party’s certificate of incorporation or other organizational documents (together with any and all amendments thereto) certified by the appropriate Governmental Authority as being true, correct and complete copies; (ii) attaching copies, certified by such officer as true and complete, of resolutions of the Board of Directors of each Borrower Party authorizing and approving the execution, delivery and performance by each Borrower Party of this Agreement and the other Loan Documents and the transactions contemplated herein and therein; (iii) setting forth the incumbency of the officer or officers of each Borrower Party who executed and delivered this Agreement and the other Loan Documents including therein a signature specimen of each such officer or officers; and (iv) attaching copies, certified by such officer as true and complete, of certificates of the appropriate Governmental Authority of the jurisdiction of formation, stating that Borrower and its Subsidiaries were in good standing under the laws of such jurisdiction as of the Amendment Effective Date (or such earlier date as shall be acceptable to the Lender).

(e) The Convertible Lenders shall advance to the Borrower $60,000,000 pursuant to the Convertible Note Purchase Agreement simultaneously with the advance of Additional Tranche C Loan and the exchange of the Tranche A Loan and the Tranche B Loan into a portion of the Tranche C Loan, in each case, on the Amendment Effective Date.

(f) [Reserved].

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(g) [Reserved].

(h) No event shall have occurred and be continuing that (i) constitutes a Default or an Event of Default or (ii) could reasonably be expect to constitute a Material Adverse Effect, in each case both at the time of, and immediately after giving effect to, the making of the Additional Tranche C Loan and the exchange of the Tranche A Loan and the Tranche B Loan into a portion of the Tranche C Loan.

(i) The representations and warranties made by each Borrower Party in Article VII hereof and in the other Loan Documents shall be true and correct in all material respects as of the Amendment Effective Date, before and after giving effect to the Tranche C Loans (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).

(j) All necessary governmental and third-party approvals, consents and filings, including in connection with the Tranche C Loan and the other Loan Documents shall have been obtained or made and shall remain in full force and effect.

(k) [Reserved].

(l) Borrower shall have delivered to the Lender the Perfection Certificate and certified copies of UCC, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches, or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that name any Borrower Party as debtor and that are filed in those state and county jurisdictions in which any Borrower Party is organized or maintains its principal place of business and such other searches that are required by the Perfection Certificate or that the Lender deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Loan Documents (other than any Permitted Liens and other Liens acceptable to the Lender).

(m) The Lender shall be satisfied that all filings and all other actions necessary or reasonably requested by it to continue the perfection of its security interest in the Collateral have been made or taken.

In the event that the Amendment Effective Date shall not have occurred prior to 5:00 p.m. on July 31, 2014, this Agreement shall automatically terminate other than Sections 4.04, 13.10, 13.11, 13.12, 13.13 and 13.18 and Article XII and the Original Loan Agreement shall remain in place without being modified hereby.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

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ARTICLE VII

REPRESENTATIONS AND WARRANTIES

Each Borrower Party hereby represents and warrants to Lender as of the date of this Agreement and as of the date that any borrowings are made with respect to any Loan (except for any representations and warranties which speak as to a specific date, which representations and warranties shall be made as of the date specified) as follows:

SECTION 7.01. Existence.

(a) The Borrower and each of its Subsidiaries (i) is a corporation duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of incorporation; (ii) has all necessary powers, licenses, authorizations, consents and approvals required to carry on its business as now conducted and to own and lease its properties; and (iii) is duly qualified to do business as a foreign corporation, and is in good standing, in every jurisdiction where the failure to be so qualified or in good standing has not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Schedule 7.01(b) of the Disclosure Letter contains a complete and accurate list of each jurisdiction in which the Borrower and its Subsidiaries are authorized to do business.

SECTION 7.02. Authorization. Each Borrower Party has all necessary power and authority to enter into, execute and deliver this Agreement and the other Transaction Documents and to perform all of the obligations to be performed by it hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

SECTION 7.03. Enforceability. This Agreement and each other Loan Document to which each Borrower Party is a party has been duly authorized, executed and delivered by each Borrower Party and constitutes, and each of the other Transaction Documents, when executed and delivered by each Borrower Party, will constitute, the valid and binding obligation of each Borrower Party, enforceable against each Borrower Party in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally or general equitable principles (regardless of whether enforcement is sought in equity or at Law).

SECTION 7.04. Governmental Authorization. None of the execution and delivery by each Borrower Party of the Transaction Documents, the performance by each Borrower Party of any of the obligations to be performed by them hereunder or thereunder, or the consummation by each Borrower Party of any of the transactions contemplated hereby or thereby, will require any notice to, action, approval or consent by, or in respect of, or filing or registration with, any Governmental Authority or other Person, except filings necessary to perfect Liens created by the Transaction Documents and filings required to be made with the SEC.

SECTION 7.05. No Conflicts; Ownership.

(a) No consent or approval of, or notice to, any Person is required by the terms of any Material Contract for the execution or delivery of, or the performance of the obligations of each Borrower Party under, this Agreement and the other Loan Documents to which each Borrower Party is party or the consummation of the transactions contemplated hereby or thereby, and such execution, delivery, performance and consummation will not result in any breach or violation of, or constitute a default under Borrower Party Documents, any Material Contract or any Law applicable to Borrower, any of its Subsidiaries or any of its or their assets, subject in each case to the application of Sections 9-406, 9-407 and 9-408 of the Uniform Commercial Code as then in effect in any relevant jurisdiction.

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(b) The Borrower and its Subsidiaries are, and at all times from and after August 31, 2011 have been, the exclusive owners of the entire right, title (legal and equitable) and interest (subject to Permitted Liens) in and to all material Collateral, Regulatory Approvals and Intellectual Property for which it is listed as the owner on Schedule 11 to the Perfection Certificate. The Borrower and its Subsidiaries have not granted to any Person any license or covenant not to sue under any Intellectual Property for which it is listed as the owner on Schedule 11 to the Perfection Certificate or Regulatory Approvals.

SECTION 7.06. No Material Adverse Effect. Since the date of the Audited Balance Sheet, there has been no change, effect, event, state of facts, development, condition or circumstance, that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 7.07. Material Contracts. With respect to each Material Contract (a) each such Contract is a valid and binding agreement and each such Contract is in full force and effect, and (b) Borrower and each of its Subsidiaries is in compliance in all material respects with each such Material Contract and no Borrower Party has Knowledge of any default by a Borrower Party under any such Material Contract which could give rise to any termination right of the applicable Contract Party which default has not been cured or waived. Schedule 7.07 of the Disclosure Letter is a list of all Material Contracts.

SECTION 7.08. Information. All written information heretofore or herein supplied by or on behalf of Borrower or any of its Subsidiaries to the Lender is accurate and complete in all material respects, and none of such information, when taken together with all other information furnished, contains any untrue statement of a material fact or omits to state any material fact necessary to make such information not materially misleading in light of the circumstances under which made. There is no fact or circumstance known to the Borrower that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed in this Agreement, in the other Loan Documents or in any other documents, certificates and statements furnished to the Lender for use in connection with the transactions contemplated hereby. All representations and warranties made by each Borrower Party in any of the other Loan Documents to which it is party are true and correct in all material respects.

SECTION 7.09. Financial Statements; Projections.

(a) The Financial Statements contain the audited balance sheet of the Borrower and the Subsidiaries as of December 31, 2013 (the “Audited Balance Sheet”) and the related statements of operations and comprehensive loss, stockholders’ equity and cash flows for the year then ended, together with the notes thereto and the unqualified report as to scope thereon of the Auditors (the “Audited Financial Statements”).

(b) The Audited Financial Statements present fairly, in all material respects, the financial position of the Borrower and the Subsidiaries as of the date thereof, and the results of operations and cash flows of the Borrower and the Subsidiaries for the year therein referred to, all in accordance with GAAP consistently applied, except as otherwise stated therein or in the notes thereto.

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SECTION 7.10. No Liabilities. Except as set forth in the Audited Financial Statements, there are no liabilities of the Borrower or any of its Subsidiaries of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, except for liabilities arising in the ordinary course of business and which are not material.

SECTION 7.11. Solvency. Immediately after the consummation of the transactions contemplated by the Loan Documents to occur on the Amendment Effective Date and the issuance and sale of the Convertible Notes as contemplated by the Convertible Indebtedness Documents, (i) the fair value of the properties and assets of the Borrower and its Subsidiaries, taken as a consolidated group, on a going concern basis will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of the Borrower and its Subsidiaries, taken as a consolidated group, on a going concern basis will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Subsidiaries, taken as a consolidated group, will be generally able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Subsidiaries, taken as a consolidated group, will not have unreasonably small capital with which to conduct its business, as now conducted.

SECTION 7.12. Subsidiaries. The Borrower has no Subsidiaries except as set forth on Schedule 7.12 of the Disclosure Letter.

SECTION 7.13. Place of Business. The Borrower’s chief executive office is set forth on Schedule 7.13 of the Disclosure Letter.

SECTION 7.14. Compliance with Laws.

(a) Borrower and its Subsidiaries are in compliance with all applicable Laws except where the failure to be in compliance could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect. To the Knowledge of each Borrower Party, no prospective change in any applicable laws, rules, ordinances or regulations has been proposed or adopted which, when made effective, could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Borrower and its Subsidiaries possess all material certificates, authorizations and permits issued or required by the appropriate federal, state, local or foreign regulatory authorities, including any effective investigational new drug application or its equivalent, necessary to conduct their business as presently conducted, including all such certificates, authorizations and permits required by the FDA or any other federal, state, local or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous substances or materials except where the failure to possess such certificates, authorizations and permits, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries have received any notice of proceedings relating to, and to the Knowledge of each Borrower Party there are no facts or circumstances that could reasonably be expected to lead to, the revocation, suspension, termination or modification of any such certificate, authorization or permit.

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(c) The Borrower and its Subsidiaries have not received any written notice or, to the Knowledge of each Borrower Party, other communication from any Governmental Authority or any other Person regarding any actual or alleged violation of, any applicable Law by Borrower or any of its Subsidiaries; except where such violation has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d) To the Knowledge of each Borrower Party, no event has occurred or circumstance exists that (with or without notice, lapse of time, or both) may constitute or result in a violation by the Borrower and its Subsidiaries of, or a failure on the part of the Borrower and its Subsidiaries to comply with, any applicable Law; except where such violation or failure to comply, as the case may be, has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e) No Included Product has been the subject of, or subject to (as applicable), any recall, suspension, market withdrawal or seizure, any warning letter or other written communication asserting lack of compliance with any applicable Law. No clinical trial of any Included Product has been suspended, put on hold or terminated prior to completion as a result of any action by any Governmental Authority or voluntarily. The studies, tests and preclinical and clinical trials conducted relating to the Included Products in the Exploitation Territory were, and if still pending, are being, conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards at the time when conducted. The Borrower and its Subsidiaries have not received any notices or correspondence from any Regulatory Agency requiring the termination, suspension, or material modification or clinical hold of any such studies, tests or preclinical or clinical trials conducted by or on behalf of the Borrower and its Subsidiaries, which termination, suspension, material modification or clinical hold would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the Knowledge of each Borrower Party, there has been no indication that the FDA, EMEA or any other Regulatory Agency currently has any material concerns with any Included Product, nor has Borrower or any Subsidiary been advised of any material deficiencies or non-compliance which could reasonably be expected to lead to sanctions or materially adversely affect the certifications of the Borrower and its Subsidiaries’ facilities, nor has any Included Product, to the Knowledge of each Borrower Party, suffered any material adverse event in any clinical trial. Since the receipt by Borrower of the letter dated April 30, 2013 from the FDA approving the Borrower’s New Drug Application for RP103 for the treatment of nephropathic cystinosis, none of Borrower or any of its Subsidiaries has received any written communication from the FDA requesting additional information regarding the safety or efficacy of RP103. To the Knowledge of each Borrower Party, no event has occurred or circumstance exists which could reasonably be expected to give rise to or serve as a basis for any of the foregoing events described in this clause (e). The Borrower and its Subsidiaries have previously made available to the Lender (i) all material correspondence with Regulatory Authorities and pending applications (including the EMEA and the FDA); and (ii) any and all adverse event reports with respect to the Included Products, in the case of each of clauses (i) and (ii), in the possession or control of the Borrower and its Subsidiaries. The descriptions of the results of such studies, tests and trials provided to the Lender are accurate in all material respects.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

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SECTION 7.15. Investment Company Act. Neither Borrower nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company,” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

SECTION 7.16. Taxes. The Borrower and each Subsidiary has timely filed all tax returns or extensions therefor required to be filed by it and has paid all taxes due reported on such returns or pursuant to any assessment received by the Borrower and each Subsidiary, except for failures to file tax returns or pay taxes that, individually, and in the aggregate, are not reasonably expected to result in a Material Adverse Effect. The Borrower and each Subsidiary has fulfilled all its obligations with respect to withholding taxes except for failures that, individually, and in the aggregate, are not reasonably expected to result in a Material Adverse Effect.

SECTION 7.17. Compliance with ERISA. Neither Borrower nor any ERISA Affiliate has ever incurred any unsatisfied liability or expects to incur any liability under Title IV or Section 302 of ERISA or Section 412 of the Code or maintains or contributes to, or is or has been required to maintain or contribute to, any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title IV or Section 302 of ERISA or Section 412 of the Code. The consummation of the transactions contemplated by this Agreement will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or substantially similar provisions under any applicable foreign or U.S. federal, state or local laws, rules or regulations. Neither Borrower nor any of its Subsidiaries has incurred any material liability with respect to any obligation to provide benefits, including death or medical benefits, with respect to any person beyond their retirement or the termination of service other than coverage mandated by law, except as disclosed in filings with the SEC and other than contingent liabilities pursuant to individual employment arrangements providing for severance benefits under certain circumstances. The assets of the Borrower and its Subsidiaries are not Plan Assets.

SECTION 7.18. Foreign Corrupt Practices Act; Accounting System.

(a) Neither the Borrower nor any of its Subsidiaries nor any of its directors, officers, employees or, to the Knowledge of each Borrower Party, Affiliates or agents, has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA. The Borrower, any of its Subsidiaries and, to the Knowledge of each Borrower Party, its Affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(b) The Borrower and its Subsidiaries maintain a system of accounting controls that is sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

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accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

SECTION 7.19. Liens.

(a) The Borrower and its Subsidiaries have not granted, nor does there exist, any Lien on or with respect to any of the Collateral, except Permitted Liens.

(b) The Borrower and its Subsidiaries own, and are the sole holders of, and/or have and hold a valid, enforceable and subsisting license to, all assets that are required to produce or receive any payments from any contract party or payor under and pursuant to, and subject to the terms of any Material Contract where the Borrower or any Subsidiary is the licensee. Neither the Borrower nor any Subsidiary has transferred, sold, or otherwise disposed of, or agreed to transfer, sell, or otherwise dispose of any portion of its respective rights to receive payment of royalties owing or to become owing to it under any Material Contracts, except as expressly provided in such Material Contracts. To the Knowledge of each Borrower Party, no Person other than the Borrower or any Subsidiary has any right to receive the payments payable under any Material Contract, other than, in respect of the Variable Interest, Lender and other than Contract Parties to Material Contracts.

SECTION 7.20. Security Documents.

(a) The Security Agreement created in favor of Lender, legal, valid and enforceable (subject to bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally or general equitable principles (regardless of whether enforcement is sought in equity or at Law)) Liens on, and security interests in, the Collateral and, as a result of (x) the filing of the financing statements and other filings in appropriate form on the Closing Date and (y) the taking of possession or control by Lender of the Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to Lender to the extent possession or control by Lender is required by the Security Agreement), the Liens created by the Security Agreement continue to constitute fully perfected Liens on, and security interests in, all right, title and interest of the Guarantors thereunder in the Collateral, to the extent a security interest in the Collateral can be perfected by the making of such filings or the taking of possession or control, in each case subject to no Liens other than Permitted Liens.

(b) As a result of the filing of financing statements in appropriate form on the Closing Date and the filing of short form security agreements in the United States Patent and Trademark Office and the United States Copyright Office on the Closing Date, the Liens created by the Security Agreement continue to constitute fully perfected Liens on, and security interests in, all right, title and interest of the grantors thereunder in the Patents and Trademarks (as such term are defined in the Security Agreement) registered or applied for with the United States Patent and Trademark Office or Copyrights (as such term is defined in the Security Agreement) registered or applied for with the United States Copyright Office, as the case may be, in each case subject to no Liens other than Permitted Liens.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

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SECTION 7.21. Properties.

(a) The Borrower and its Subsidiaries have good title to, or valid leasehold interests in, all its tangible personal property material to its business, free and clear of all Liens (other than Permitted Liens) and minor irregularities or deficiencies in title that, individually or in the aggregate, do not materially interfere with its ability to conduct its business as currently conducted or to utilize such property for its intended purpose. The tangible personal property of the Borrower and its Subsidiaries, taken as a whole, (i) is in good operating order, condition and repair (ordinary wear and tear and casualty and condemnation excepted) and (ii) constitutes all the property which is required for the business and operations of the Borrower and its Subsidiaries, as presently conducted.

(b) Schedule 7.21 of the Disclosure Letter contains a true and complete list of each interest in real property (i) owned by the Borrower and its Subsidiaries (describing the type of interest therein held by the Borrower and its Subsidiaries); and (ii) leased, subleased or otherwise occupied or utilized by the Borrower and its Subsidiaries, as lessee, sublessee, franchisee or licensee (describing the type of interest therein held by the Borrower and its Subsidiaries) and, in each of the cases described in clauses (i) and (ii) of this clause (b), whether any lease requires the consent of the landlord or tenant thereunder, or other party thereto, to the transactions contemplated by the Loan Documents.

(c) The Borrower and its Subsidiaries have not received any written notice of, nor, to the Knowledge of each Borrower Party, has there occurred any involuntary loss of title, any involuntary loss of, damage to or any destruction of, or any condemnation or other taking (including by any Governmental Authority) of, all or any portion of its property.

SECTION 7.22. Priority. The claims and rights of the Lender created by this Agreement and any other Loan Document in and to the Collateral is senior to any Indebtedness or other obligation of Borrower, with respect to such Collateral (subject to Permitted Liens having priority by operation of Law).

SECTION 7.23. Intellectual Property. [*****].

(a) Schedule 7.23 of the Disclosure Letter sets forth a complete and accurate list of the Patents owned or licensed by Borrower or its Subsidiaries, including the following: Schedule 7.23(a)(i) of the Disclosure Letter sets forth a complete and accurate list of the Patents owned by Borrower or its Subsidiaries (the “Owned Patents”); Schedule 7.23(a)(ii) of the Disclosure Letter sets forth a complete and accurate list of the Patents exclusively licensed to Borrower or its Subsidiaries in at least one field (the “Exclusively Licensed Patents”); and Schedule 7.23(a)(iii) of the Disclosure Letter sets forth a complete and accurate list of the Patents non-exclusively licensed to Borrower or its Subsidiaries (the “Non-Exclusively Licensed Patents”). For each Patent set forth on Schedule 7.23 of the Disclosure Letter, Borrower has indicated: (i) the application number; (ii) the patent or registration number, if any; (iii) the country or other jurisdiction where the Patent was issued, registered, or filed; (iv) the scheduled expiration date of any issued Patent, except for any patent term extension or supplementary protection certificate which may be applied for in the future, and including a notation if such scheduled expiration date includes an already-granted term extension or supplementary protection certificate; and (v) the owner.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(b) The Borrower is the sole and exclusive owner of the entire right, title and interest in each of the Owned Patents, except where noted as jointly owned. As of the date hereof and the Amendment Effective Date, except as set forth on Schedule 7.23(b) of the Disclosure Letter, the Owned Patents are not subject to any encumbrance, lien or claim of ownership by any Third Party, and to the Knowledge of Borrower there are no facts that would preclude the Borrower from having unencumbered title to the Owned Patents. The Borrower has not received any notice of any claim by any Third Party challenging the ownership of the rights of the Borrower in and to the Owned Patents.

(c) The Borrower has a valid, exclusive license to use each of the Exclusively Licensed Patents in the applicable field. Except as set forth on Schedule 7.23(c) of the Disclosure Letter, there have not been, nor are there any pending or, to the Knowledge of each Borrower Party, threatened, disputes relating to the Borrower’s right to use the Exclusively Licensed Patents. All Contracts relating to the Borrower’s rights in the Exclusively Licensed Patents have been provided to Lender prior to the Amendment Effective Date.

(d) The Borrower has a valid, non-exclusive license to use each of the Non-Exclusively Licensed Patents. There have not been, nor is there any pending or, to the Knowledge of each Borrower Party, threatened, disputes relating to the Borrower’s right to use the Non-Exclusively Licensed Patents. All Contracts relating to the Borrower’s rights in the Non-Exclusively Licensed Patents have been provided to Lender prior to the Amendment Effective Date.

(e) Each of the Patents material to the conduct of the business of the Borrower and its Subsidiaries is valid, enforceable and subsisting. The Borrower has not received any opinion of counsel that any such Patent is invalid or unenforceable. The Borrower has not received any notice of any claim by any Third Party challenging the validity or enforceability of any such Patent. The Borrower is not aware of any facts that would result in a Third Party having any rights in any Patents material to the conduct of the business of the Borrower and its Subsidiaries within the Borrower’s or such Subsidiaries’ field of use.

(f) Each individual associated with the filing and prosecution of the Patents material to the conduct of the business of the Borrower and its Subsidiaries has (to the Knowledge of each Borrower Party) complied in all material respects with all applicable duties of candor and good faith in dealing with any Patent Office, including any duty to disclose to any Patent Office all information known by such individual to be material to patentability of each such Patent, in those jurisdictions where such duties exist.

(g) To the Knowledge of each Borrower Party, each of the Patents material to the conduct of the business of the Borrower and its Subsidiaries correctly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such Patent was issued or is pending, or if in error such error is correctable because it arose without deceptive intent. To the actual knowledge of each Borrower Party without investigation, there is no Person who is or has a valid claim to be an inventor of any such Patent who is not a named inventor thereof. [*****].

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(h) [*****].

(i) There are no unpaid maintenance fees, annuities or other like payments with respect to the Owned Patents material to the conduct of the business of the Borrower and its Subsidiaries. To the Knowledge of each Borrower Party, there are no unpaid maintenance fees, annuities or other like payments with respect to Exclusively Licensed Patents and Non-Exclusively Licensed Patents.

(j) Except as set forth on Schedule 7.23(j) of the Disclosure Letter, no issued Patent material to the conduct of the business of the Borrower and its Subsidiaries has lapsed, expired or otherwise been terminated. No Patent applications material to the conduct of the business of the Borrower and its Subsidiaries have lapsed, expired, been abandoned or otherwise been terminated, other than by operation of law.

(k) To the Knowledge of each Borrower Party, the conception, development and reduction to practice of the inventions claimed in the Patents material to the conduct of the business of the Borrower and its Subsidiaries have not constituted or involved the misappropriation of trade secrets or other rights or property of any Third Party.

(l) The Borrower has not filed any disclaimer, other than a terminal disclaimer, or made post-grant or permitted post-grant any other voluntary reduction in the scope of any Patent material to the conduct of the business of the Borrower and its Subsidiaries.

(m) Neither the Borrower, nor to the actual knowledge of each Borrower Party without investigation, any other Person associated with the filing and prosecution of such Patents has undertaken or omitted to undertake any acts, and no circumstances or grounds exist, that would void or invalidate patent rights that are material to the conduct of the business of the Borrower and its Subsidiaries.

(n) There have not been, nor are there any pending or, to the Knowledge of each Borrower Party, threatened, litigations, interferences, reexaminations, oppositions, or like procedures involving any of the Patents material to the conduct of the business of the Borrower and its Subsidiaries.

(o) [*****]

(p) [*****]

(q) To the actual knowledge of each Borrower Party without investigation, no Third Party is infringing any of the issued Patents material to the conduct of the business of the Borrower and its Subsidiaries. No Borrower Party has put any Third Party on notice of any of the issued Patents material to the conduct of the business of the Borrower and its Subsidiaries.

(r) There is no pending, decided or settled opposition, interference proceeding, reexamination proceeding, cancellation proceeding, injunction, lawsuit, hearing, investigation,

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

complaint, arbitration, mediation, demand, International Trade Commission investigation, decree, or any other dispute, disagreement, or claim, in each case alleged in writing to the Borrower or its Subsidiaries (collectively referred to herein as “Disputes”), nor to the Knowledge of each Borrower Party has any such Dispute been threatened, in each case challenging the legality, validity or enforceability of any Patent material to the conduct of the business of the Borrower and its Subsidiaries or which would give rise to a credit or right of set off against the Variable Interest.

(s) There are no Disputes between any Borrower Party and a Third Party relating to the Borrower and its Subsidiaries’ Exploitation of the Included Products existing as of the date(s) this representation is given, and neither the Borrower nor any of its Subsidiaries has received or given notice of any such Dispute, and to the actual knowledge of each Borrower Party without investigation, there exist no circumstances or grounds upon which any such claims could be asserted. The Patents material to the conduct of the business of the Borrower and its Subsidiaries are not subject to any outstanding injunction, judgment or other decree, ruling, charge settlement or other disposition of any Dispute.

(t) There are no copyrights, trademarks, copyrights, or net names material to the Borrower and its Subsidiaries’ Exploitation of the Included Products other than as set forth in Schedule 7.23(t) of the Disclosure Letter.

SECTION 7.24. Agreements.

(a) With respect to the Material Contracts, there has been no correspondence or other written or, to the Knowledge of each Borrower Party, oral communication sent by or on behalf of the Borrower or any Subsidiary to, or received by or on behalf of the Borrower or any Subsidiary from, any Contract Party, the subject matter of which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Each Material Contract is in full force and effect (except for scheduled terminations) and has not been impaired, waived, altered or modified in any respect, whether by consent or otherwise, and no scheduled item could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) The Contract Party under each such Material Contract has not been released, in whole or in part, from any of its material obligations under such Material Contract (except for scheduled terminations).

(d) Borrower has not received (i) any notice or other written or, to the Knowledge of each Borrower Party, oral communication of any Contract Party’s intention to prematurely terminate such Material Contract in whole or in part, or consideration of any such termination, or (ii) any notice or other written communication, or, to the Knowledge of each Borrower Party, oral communication, requesting any amendment, alteration or modification of such Material Contract or assignment thereunder in a manner which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e) To the Knowledge of each Borrower Party, nothing has occurred and no condition exists that would adversely impact the right of the Borrower or any Subsidiary to receive

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

any payments payable under any Material Contract except where such occurrence or condition could not reasonably be expected to result in a Material Adverse Effect. Neither the Borrower or any of its Subsidiaries, nor, to the Knowledge of each Borrower Party, any Contract Party has taken any action or omitted to take any action, that would adversely impact the right of Lender to take a security interest in the Owned Patents, and no scheduled item could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(f) (i) To the Knowledge of each Borrower Party, all payments required to be made under the terms of each Material Contract have been made and (ii), there are no pre-payments or buy-outs of future payments of Material Contracts that are fully paid up, and no scheduled item could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Knowledge of each Borrower Party, no payment required to be made under the terms of any Material Contract in existence as of the Amendment Effective Date has been subject to any claim pursuant to any right of rescission, setoff, counterclaim or defense which claims could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect .

(g) Each Material Contract is the entire agreement between the parties thereto relating to the subject matter thereof.

(h) The execution, delivery and performance of each Material Contract was and is within the corporate powers or other organizational power of the Borrower or any of its Subsidiaries party thereto and, to the Knowledge of each Borrower Party, the Contract Parties thereto. Each Material Contract was duly authorized by all necessary action on the part of, and validly executed and delivered by, Borrower or any of its Subsidiaries party thereto and, to the Knowledge of each Borrower Party, the Contract Parties thereto.

(i) The representations and warranties made in each existing Material Contract by Borrower or any of its Subsidiaries were as of the date made true and correct in all material respects except where the failure to be true and correct could not reasonably be expected to have a Material Adverse Effect.

(j) The royalty rates and the duration of such royalty rates in each country under each applicable Material Contract are as set forth on Schedule 7.24(j) of the Disclosure Letter. As of the Amendment Effective Date, unless disclosed on Schedule 7.24(j), there are no royalties due to Contract Parties under in-licenses with respect to royalties under the Material Contracts (it being understood that royalties are due to Contract Parties under in-licenses with respect to royalties under the Material Contracts after the Amendment Effective Date).

(k) (i) No Contract Party has any right of set off, rescission, counterclaim, reduction, deduction or defense against any amounts payable to the Borrower and any of its Subsidiaries under any existing Material Contract and (ii) no consent to this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby is required under any Material Contract subject in each case to the application of Sections 9-406, 9-407 and 9-408 of the Uniform Commercial Code as then in effect in any relevant jurisdiction.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 7.25. Insurance. Borrower and its Subsidiaries have the insurance policies with the coverages and limits set forth on Schedule 7.25 of the Disclosure Letter, carried with the insurance companies also set forth therein. Such coverages and limits are consistent with the coverages and limits which are usual and customary within Borrower’s industry for Persons which are similar in size and scope to the Borrower and in a similar stage of product development.

SECTION 7.26. Litigation. Except as set forth on Schedule 7.26 of the Disclosure Letter, as of the Amendment Effective Date, there are no, and have not been, any actions, proceedings, arbitrations, litigations, investigations or lawsuits pending or, to the Knowledge of each Borrower Party, threatened, against or by the Borrower or any of its Subsidiaries.

SECTION 7.27. Broker’s Fees. Except as set forth on Schedule 7.27 of the Disclosure Letter, neither the Borrower nor any of its Subsidiaries has taken any action that would entitle any Person to any commission or broker’s, finder’s, placement or other similar fee in connection with the transactions contemplated by the Transaction Documents.

SECTION 7.28. Survival of Representations and Warranties. All representations and warranties of Borrower and the Guarantors contained in this Agreement shall survive the execution, delivery and acceptance thereof by the Parties and the closing of the transactions described in this Agreement.

ARTICLE VIII

AFFIRMATIVE COVENANTS

SECTION 8.01. Maintenance of Existence. Borrower and each of its Subsidiaries party to the Loan Documents shall at all times (a) preserve, renew and maintain in full force and effect its legal existence and good standing as a corporation under the Laws of the jurisdiction of its organization (provided, that the failure to be in good standing for a period of 30 consecutive days or less shall not constitute a breach of this covenant); (b) not change its name or its chief executive office as set forth herein without having given the Lender simultaneous notice thereof; and (c) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 8.02. Exploitation. [*****]

SECTION 8.03. Use of Proceeds. Borrower shall use the net proceeds of the Loans to Exploit RP103 and for general corporate purposes.

SECTION 8.04. Financial Statements and Information.

(a) In the event that any such information is not required to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act or for any reason has not been so filed, the Borrower shall furnish to the Lender, on or before the forty-fifth (45th) day after the last day of each of the first three quarters of each fiscal year, the unaudited consolidated balance sheet of Borrower and its Subsidiaries as at the close of such quarter and unaudited consolidated statement of operations and comprehensive income (loss) and cash flows of Borrower and its Subsidiaries for such quarter, duly certified by the chief financial officer of Borrower as having been prepared in accordance with GAAP (subject to year-end adjustments and the absence of footnotes).

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(b) In the event that any such information is not required to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act or for any reason has not been so filed, Borrower shall furnish to the Lender, on or before the ninetieth (90th) day after the last day of each fiscal year, the audited consolidated balance sheet of Borrower and its Subsidiaries as at the last day of such fiscal year and audited consolidated statement of operations and comprehensive income (loss) and cash flows of Borrower and its Subsidiaries for such fiscal year, in each case accompanied by the report thereon of the Borrower’s independent registered public accounting firm of nationally or regionally recognized standing (it being understood that Burr Pilger Mayer, Inc. is acceptable to the Lender).

(c) Concurrently with the delivery of the financial statements described in the preceding clauses (a) and (b), Borrower shall furnish to the Lender a compliance certificate in the form of Exhibit J of the chief financial officer, chief accounting officer or treasurer of Borrower and its Subsidiaries, which certificate shall include a statement that such officer has no Knowledge, except as specifically stated, of any condition, event or act which constitutes a Default or Event of Default.

(d) Borrower shall, promptly upon receipt thereof, forward or cause to be forwarded to the Lender copies of all notices, reports, updates and other information regarding the Material Contracts received from the Contract Parties which could reasonably be expected to have a Material Adverse Effect.

(e) Borrower shall furnish or cause to be furnished to the Lender from time to time such other information regarding the financial position, assets or business of Borrower or any other Subsidiary or its compliance with any Loan Document to which it is a party or the business of the Borrower and its Subsidiaries as presently conducted as the Lender may from time to time reasonably request.

(f) Borrower shall, promptly after the end of each fiscal quarter of Borrower and its Subsidiaries (but in no event later than [*****] days following the end of such quarter), produce and deliver to the Lender a Quarterly Report for such quarter, together with a certificate of a senior officer of Borrower, certifying that to the Knowledge of Borrower that such Quarterly Report is true, correct and accurate in all material respects.

(g) The Lender and its Representatives shall have the right, from time to time but, except during the continuance of a Default or Event of Default, no more than once per quarter, during normal business hours and upon at least ten (10) Business Days’ prior written notice to the Borrower, to visit the offices and properties of the Borrower and its Subsidiaries where books and records relating or pertaining to the Included Product Payments and the Collateral are kept and maintained, to inspect and make extracts from and copies of such books and records, to discuss, with officers of the Borrower and its Subsidiaries, the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries and to verify the accuracy of the Quarterly Reports and the Variable Interest. In the event any inspection of such books and

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

records reveals any underpayment of any Variable Interest in respect of any quarterly period, the Borrower Parties shall pay promptly (but in any event within [*****] Business Days thereafter) to the Lender the amount of such underpayment. In all cases, the Borrower Parties shall reimburse the reasonable out-of-pocket fees and expenses incurred by the Lender and its Affiliates in connection with such inspection. In the event any inspection of such books and records reveals any overpayment of any Variable Interest in respect of any quarterly period, the Borrower Parties shall be entitled to offset the amount of such overpayment against the Variable Interest due in the next quarterly period or periods until such amount is fully offset.

(h) Borrower shall deliver to Lender such information and data relating or pertaining to the Included Product Payments and the Collateral in Borrower’s possession or control, including, without limitation, copies of internally generated marketing plans and information related to the Included Products, as Lender shall reasonably request, promptly upon such request.

(i) The Borrower shall, upon at least ten (10) Business Days’ prior written notice from the Lender, (i) cause such of the executive officers, vice presidents, senior directors and directors of Borrower as shall be identified by the Lender in such notice, and, (ii) if requested by the Lender in such notice, request the Borrower’s auditors, in each such case, to meet, or, at the Lender’s option, to participate in a conference call with, the Lender for the purpose of discussing the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries; provided that in the case of (i) and (ii) above, (a) absent an Event of Default, such request shall not be made more than once per quarter and (b) a representative of Borrower (chosen by Borrower) shall be permitted to be present for such meetings and discussions.

(j) All written information supplied by or on behalf of Borrower or any of its Subsidiaries to the Lender pursuant to this Section 8.04 shall be accurate and complete in all material respects as of its date or the date so supplied, and, in the case of written information supplied pursuant to Sections 8.04(a) and 8.04(b), none of such information shall contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not materially misleading in light of the circumstances under which made, as of its date or the date filed with the SEC or if not so filed so delivered to the Lender.

(k) The Borrower shall deliver to the Lender, promptly from time to time, but without duplication, any notices, reports or certificates delivered pursuant to the Convertible Indebtedness Documents.

SECTION 8.05. Books and Records. Borrower and its Subsidiaries shall keep proper books, records and accounts in which entries in conformity with sound business practices and all requirements of Law applicable to it shall be made of all dealings and transactions in relation to its business, assets and activities and as shall permit the preparation of the consolidated financial statements of Borrower and its Subsidiaries in accordance with GAAP.

SECTION 8.06. Maintenance of Insurance and Properties. Borrower and its Subsidiaries shall maintain and preserve all of its tangible personal properties that are necessary in the conduct of the business of the Borrower and its Subsidiaries as presently conducted in good working order and condition, ordinary wear and tear and casualty and condemnation excepted.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Borrower and its Subsidiaries shall maintain insurance policies with the same or better coverages and limits as those set forth on Schedule 7.25 of the Disclosure Letter with the insurance companies set forth therein (the “Insurance Providers”) or with insurance companies with an A.M. Best Company, Inc. rating of A or better which such coverages and limits are no less than those which are carried in the Borrower’s industry by other Persons similar to the Borrower and its Subsidiaries. Borrower shall furnish to the Lender from time to time upon written request full information as to the insurance carried. All such insurance shall name the Lender as an additional insured or loss payee, as applicable.

SECTION 8.07. Governmental Authorizations. Borrower and its Subsidiaries shall obtain, make and keep in full force and effect all authorizations from and registrations with Governmental Authorities that may be required for the validity or enforceability against each Borrower Party of this Agreement and the other Transaction Documents to which it is a party.

SECTION 8.08. Compliance with Laws and Contracts.

(a) Borrower and any of its Subsidiaries shall comply with all applicable Laws and perform its obligations under all Material Contracts relative to the conduct of its business, including the Transaction Documents to which it is party except where the failure to comply could not reasonably be expected to result in a Material Adverse Effect. Borrower shall use commercially reasonable efforts to, and shall cause the Subsidiaries to take all actions necessary to enforce its rights under each Material Contract, and perform all of its material obligations under each Material Contract.

(b) Borrower and its Subsidiaries shall at all times comply with the margin requirements set forth in Section 7 of the Exchange Act and any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.

SECTION 8.09. Plan Assets. Borrower and its Subsidiaries shall not take any action that causes its assets to be deemed to be Plan Assets at any time.

SECTION 8.10. Notices. The Borrower shall provide the Lender with written notice as promptly as practicable after each Default or Event of Default, each other event that has or could reasonably be expected to have a Material Adverse Effect or (without limiting the generality of the foregoing) its becoming aware of any of the following:

(a) any material breach or default by the Borrower or any other Guarantor of any covenant, agreement or other provision of this Agreement or any other Transaction Document;

(b) any express representation or warranty made by the Borrower Parties in any of the Transaction Documents or in any certificate delivered to the Lender pursuant hereto shall prove to be untrue, inaccurate or incomplete in any material respect;

(c) any action, claim, investigation or proceeding shall have been commenced against the Borrower or any of the Subsidiaries or any notice, certificate, offer, proposal, material correspondence or other material written communication shall been received by the Borrower or

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

any of its Subsidiaries, in each such case relating to the transactions contemplated by this Agreement or any other Transaction Document(including therewith a copy of such notice, certificate, offer, proposal, correspondence or other communication and any related materials with respect thereto);

(d) the occurrence of a Bankruptcy Event; and

(e) [*****]

SECTION 8.11. Payment of Taxes. Borrower shall pay all taxes of any kind imposed on or in respect of its income or assets before any penalty or interest accrues on the amount payable and before any Lien on any of its assets exists as a result of nonpayment except as provided in Section 9.03 hereof and except (i) for taxes contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP or (ii) for taxes the failure of which to pay would not reasonably be expected to result in a Material Adverse Effect.

SECTION 8.12. Waiver of Stay, Extension or Usury Laws. Neither Borrower nor any of its Subsidiaries will at any time, to the extent that it may lawfully not do so, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive Borrower or any such Subsidiary from paying all or any portion of the principal of or premium, if any, or interest on the Loans as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Agreement; and, to the extent that it may lawfully do so, Borrower and each of its Subsidiaries hereby expressly waives all benefit or advantage of any such law and expressly agrees that it will not hinder, delay or impede the execution of any power herein granted to the Lender, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 8.13. Intellectual Property.

(a) The Borrower and its Subsidiaries shall, at their sole expense, prepare, execute, deliver and file any and all agreements, documents or instruments which are necessary or desirable to (i) use commercially reasonable efforts to prosecute and maintain the material Intellectual Property (including Patents therein); and (ii) use commercially reasonable efforts to defend or assert such material Intellectual Property against commercially significant infringement or interference by any other Persons, and against any claims of invalidity or unenforceability, in any jurisdiction (including by bringing any legal action for infringement or defending any counterclaim of invalidity or action of a Third Party for declaratory judgment of non-infringement or non-interference) in the Exploitation Territory. The Borrower shall keep the Lender informed of all of such actions and the Lender shall have the opportunity to participate and meaningfully consult with the Borrower with respect to the direction thereof and the Borrower shall consider all of the Lender’s comments in good faith. This subsection (a) shall apply only with respect to material Intellectual Property owned by the Borrower or its Subsidiaries or, to the extent that the Borrower or any Subsidiary has prosecution, maintenance and/or enforcement rights with respect thereto, licensed by the Borrower or its Subsidiaries.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(b) The Borrower and its Subsidiaries shall use commercially reasonable efforts to prosecute all pending Patent applications within the material Intellectual Property in the Exploitation Territory for which it is an owner (or otherwise has rights to prosecute such Patents) consistent with standards in the pharmaceutical industry for similarly situated entities.

(c) The Borrower shall, and shall cause each Subsidiary to:

(i) take reasonable measures to protect the proprietary nature of material Intellectual Property and to maintain in confidence all trade secrets and confidential information compromising a part thereof;

(ii) not disclose and use commercially reasonable efforts to prevent any distribution or disclosure by others (including their employees and contractors) of any item that contains or embodies material Intellectual Property; and

(iii) take reasonable physical and electronic security measures to prevent disclosure of any item that contains or embodies material Intellectual Property.

(d) The Borrower and its Subsidiaries shall use commercially reasonable efforts to cause each individual associated with the filing and prosecution of the Patents material to the conduct of the business of the Borrower and its Subsidiaries to comply in all material respects with all applicable duties of candor and good faith in dealing with any Patent Office, including any duty to disclose to any Patent Office all information known by such individual to be material to patentability of each such Patent, in those jurisdictions where such duties exist.

(e) The Borrower shall furnish the Lender from time to time upon Lender’s reasonable written request therefor reasonably detailed statements and schedules further identifying and describing the Intellectual Property and such other materials evidencing or reports pertaining to any Intellectual Property as the Lender may reasonably request.

SECTION 8.14. Additional Collateral; Additional Guarantors.

(a) Subject to this Section 8.14, with respect to any property acquired after the Amendment Effective Date by any Borrower Party that is not already subject to the Lien created by any of the Loan Documents or specifically excluded from the requirement to be subject to such Lien in the Loan Documents, such Borrower Party shall promptly (and in any event within [*****] after the acquisition thereof) (i) execute and deliver to the Lender such amendments or supplements to the relevant Loan Documents or such other documents as the Lender shall deem necessary or advisable to grant for its benefit, a Lien on such property subject to no Liens other than Permitted Liens, and (ii) take all actions necessary to cause such Lien to be duly perfected in accordance with all applicable requirements of Law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Lender. Each Borrower Party shall otherwise take such actions and execute and/or deliver to the Lender such documents as the Lender shall reasonably require to confirm the validity, perfection and priority of the Lien of the Security Agreement on such after-acquired properties. Notwithstanding any other provision in any Loan Document, (i) no Borrower Party shall be required to take any actions outside of the United States to perfect any Lien or security interest in any assets which are located outside of the United States of America and (ii) no equity interests in (a) Foreign Subsidiaries that are controlled

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

foreign corporations within the meaning of Section 957 of the Code (“CFCs”) or (b) domestic Subsidiaries that have no material assets other than equity in one or more Foreign Subsidiaries that are CFCs (“Domestic CFC Holdcos”) shall be required to be pledged, other than 65% of the voting and 100% of non-voting equity interests in first-tier Foreign Subsidiaries that are CFCs or Domestic CFC Holdcos, as applicable.

(b) With respect to any Person that is or becomes a domestic Subsidiary of the Borrower or any other Borrower Party after the Amendment Effective Date, such Borrower Party shall promptly (and in any event within [*****] after such Person becomes a Subsidiary) (i) deliver to the Lender the certificates, if any, representing all of the Capital Stock of such Subsidiary, together with undated stock powers or other appropriate instruments of transfer executed and delivered in blank by a duly authorized officer of the holder(s) of such Capital Stock, and all intercompany notes owing from such Subsidiary to any Borrower Party together with instruments of transfer executed and delivered in blank by a duly authorized officer of such Borrower Party and (ii) cause such new Subsidiary (A) to execute a joinder agreement or such comparable documentation to become a Guarantor and a joinder agreement to the applicable Security Document, substantially in the form annexed thereto, (B) to deliver a Perfection Certificate and (C) to take all actions necessary or advisable in the reasonable opinion of the Lender to cause the Lien created by the applicable Security Document to be duly perfected to the extent required by such agreement in accordance with all applicable requirements of Law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Lender.

(c) Each Borrower Party shall promptly grant to the Lender, within 30 days of the acquisition thereof, a security interest in and mortgage on each real property owned in fee by such Borrower Party that is acquired by such Borrower Party after the Amendment Effective Date and that, together with any improvements thereon, individually has a fair market value of at least [*****], (unless the subject property is already mortgaged to a third party to the extent permitted by Section 9.03). Such mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Lender and shall constitute valid and enforceable (subject to bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally or general equitable principles (regardless of whether enforcement is sought in equity or at Law)) perfected Liens subject only to Permitted Liens or other Liens acceptable to the Lender. The mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Lender required to be granted pursuant to the mortgages and all taxes, fees and other charges payable in connection therewith shall be paid in full. Such Borrower Party shall otherwise take such actions and execute and/or deliver to the Lender such documents as the Lender shall reasonably require to confirm the validity, perfection and priority of the Lien of any existing mortgage or new mortgage against such after-acquired real property (including a title policy, a survey and local counsel opinion (in form and substance reasonably satisfactory to the Lender) in respect of such mortgage).

SECTION 8.15. Security Documents; Further Assurances. Each Borrower Party shall promptly, upon the reasonable request of the Lender, at such Borrower Party’s expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Loan

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Documents or otherwise deemed by the Lender reasonably necessary or desirable for the continued validity, perfection and priority of the Liens on the Collateral covered thereby subject to no other Liens except as permitted by the applicable Loan Document, or obtain any consents or waivers as may be necessary or appropriate in connection therewith. Deliver or cause to be delivered to the Lender from time to time such other documentation, consents, authorizations, approvals and orders in form and substance reasonably satisfactory to the Lender and the Lender shall reasonably deem necessary to perfect or maintain the Liens on the Collateral pursuant to the Loan Documents. Upon the exercise by the Lender of any power, right, privilege or remedy pursuant to any Loan Document which requires any consent, approval, registration, qualification or authorization of any Governmental Authority execute and deliver all applications, certifications, instruments and other documents and papers that the Lender may require. If the Lender determines that it is required by a requirement of Law to have appraisals prepared in respect of the real property of any Borrower Party constituting Collateral, the Borrower shall provide to the Lender appraisals in form and substance reasonably satisfactory to the Lender.

SECTION 8.16. Information Regarding Collateral.

(a) No Borrower Party shall effect any change (i) in any Borrower Party legal name, (ii) in the location of any Borrower Party’s chief executive office, (iii) in any Borrower Party’s identity or organizational structure, (iv) in any Borrower Party’s Federal Taxpayer Identification Number or organizational identification number, if any, or (v) in any Borrower Party’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), until (A) it shall have given the Lender not less than 10 days’ prior written notice (in the form of an certificate of a duly authorized officer of a Borrower Party ), or such lesser notice period agreed to by the Lender, of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Lender may reasonably request and (B) it shall have taken all action reasonably satisfactory to the Lender to maintain the perfection and priority of the security interest of the Lender in the Collateral, if applicable. Each Borrower Party agrees to promptly provide the Lender with certified Borrower Party Documents reflecting any of the changes described in the preceding sentence. Each Borrower Party also agrees to promptly notify the Lender of any change in the location of any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which any portion of Collateral with a value in excess of [*****] is located (including the establishment of any such new office or facility), other than (a) changes in location to a mortgaged property, (b) Collateral which is in-transit or in the possession of employees, (c) Collateral which is out for repair or processing and (d) Collateral sold, licensed or otherwise disposed of in the ordinary course of business.

(b) Concurrently with the delivery of financial statements pursuant to Section 8.04, the Borrower shall deliver to the Lender a Perfection Certificate Supplement.

ARTICLE IX

NEGATIVE COVENANTS

SECTION 9.01. Activities of Borrower. Neither Borrower nor any of its Subsidiaries shall amend, modify or waive or terminate (other than expiration in accordance with its terms) any provision of, or permit or agree to the amendment, modification, waiver or termination

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(other than expiration in accordance with its terms) of any provision of, any of the Transaction Documents or any Material Contract that could reasonably be expected to have a Material Adverse Effect on the Lender without the prior written consent of the Lender.

SECTION 9.02. Merger; Sale of Assets.

(a) Neither Borrower nor any of its Subsidiaries shall merge or consolidate with or into (whether or not Borrower is the Surviving Person) any other Person and Borrower will not, and will not cause or permit any Subsidiary to, sell, convey, assign, transfer, lease, sublease, license, sublicense or otherwise dispose of all or substantially all of Borrower’s and its Subsidiaries assets (determined on a consolidated basis for Borrower and its Subsidiaries) to any Person in a single transaction or series of related transactions; provided that nothing in this Section 9.02(a) shall prohibit (i) a Change of Control so long as the Borrower complies with Section 3.02 in connection therewith, (ii) any merger or consolidation of any Subsidiary with or into any Person who is a Guarantor or the Borrower (to the extent the Guarantor or Borrower, as applicable, is the Surviving Person) or thereupon becomes a Guarantor pursuant to Section 8.14, and (iii) any Foreign Subsidiaries of the Borrower Parties merging with any other Foreign Subsidiary.

(b) Neither Borrower nor any of its Subsidiaries shall sell, assign, convey, transfer, lease, sublease, license, sublicense or otherwise dispose of (including by way of merger or consolidation) any right, title or interest in or to any of the Included Products, in each case under clause (i) or (ii), other than (A) pursuant to a Permitted Transfer, or (B) pursuant to a Change of Control so long as the Borrower complies with Section 3.02 in connection therewith; provided, however, that, no Event of Default shall have occurred and be continuing immediately prior to any such Permitted Transfer or shall occur as a result thereof.

SECTION 9.03. Liens. Neither Borrower nor any of its Subsidiaries shall create or suffer to exist any Lien on or with respect to the Collateral other than the following (collectively, “Permitted Liens”):

(a) Liens created pursuant to any Loan Document;

(b) Liens existing on the Closing Date set forth in Schedule 9.03(b) of the Disclosure Letter to the extent and in the manner such Liens are in effect on the Closing Date;

(c) Liens created after the Closing Date in connection with purchase money or capitalized lease obligations, but only to the extent that such Liens encumber property financed by such purchase money or capital lease obligations and the proceeds thereof;

(d) any Lien existing on any asset prior to the acquisition thereof by the Borrower and any of its Subsidiaries and not enacted in contemplation of such acquisition;

(e) Liens arising out of (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, (ii) pledges and deposits in the ordinary course of business securing liability to landlords (including obligations in respect of letters of credit or bank guarantees for the benefit of landlords), and (iii) pledges and deposits in the ordinary course of business securing liability

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

to insurance carriers providing property, casualty or liability insurance to the Borrower or any Subsidiary (including obligations in respect of letters of credit or bank guarantees for the benefit of such insurance carriers);

(f) Liens in favor of a banking or other financial institution arising as a matter of law or under customary contractual provisions encumbering deposits or other funds maintained with such banking or other financial institution (including the right of set off and grants of security interests in deposits and/or securities held by such banking or other financial institution) and that are within the general parameters customary in the banking industry;

(g) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not materially interfering with the ordinary conduct of the business of Borrower;

(h) Liens securing taxes, assessments, fees or other governmental charges or levies, Liens securing the claims of materialmen, mechanics, carriers, landlords, warehousemen and similar Persons, Liens in the ordinary course of business in connection with workmen’s compensation, unemployment insurance and other similar Laws, Liens to secure surety, appeal and performance bonds and other similar obligations not incurred in connection with the borrowing of money, and attachment, judgment and other similar Liens arising in connection with court proceedings so long as the enforcement of such Liens is effectively stayed and the judgment claims secured thereby do not otherwise constitute an Event of Default under Section 11.01(g);

(i) leases, subleases, non-exclusive licenses or sublicenses granted to Third Parties in the ordinary course of business, including any Permitted Transfers described in clause (v) of the definition thereof;

(j) any right, title or interest of a licensor under a license;

(k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(l) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(m) Liens securing hedging agreements entered into for bona fide hedging purposes and not for speculative purposes;

(n) Liens arising from filing precautionary Uniform Commercial Code financing statements regarding leases;

(o) other Liens securing obligations in an aggregate principal amount not to exceed [*****] at any time outstanding; and

(p) Liens arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses of this Section 9.03, provided that such Indebtedness is not increased and is not secured by any additional assets.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 9.04. Investment Company Act. Neither Borrower nor any of its Subsidiaries shall be or become an investment company subject to registration under the Investment Company Act of 1940.

SECTION 9.05. Limitation on Additional Indebtedness. Neither Borrower nor any of its Subsidiaries shall, directly or indirectly, incur or suffer to exist any Indebtedness; provided that Borrower and its Subsidiaries may incur:

(a) Indebtedness under this Agreement;

(b) Indebtedness secured by Liens permitted under Section 9.03(b), 9.03(c), 9.03(d), 9.03(e), 9.03(h), 9.03(l) and 9.03(m), but only to the extent of the Indebtedness related thereto;

(c) Indebtedness existing on the Closing Date and set forth on Schedule 9.05(c) of the Disclosure Letter; provided that the amounts outstanding under that certain WellsOne Commercial Card Express Agreement, dated as of December 21, 2010, by and between Raptor Therapeutics Inc. and Wells Fargo Bank, N.A., as amended December 8, 2011, may be increased up to [*****];

(d) unsecured Indebtedness in an aggregate principal amount at any time outstanding not to exceed [*****];

(e) other unsecured Indebtedness which does not represent borrowed money, capital leases or purchase money obligations in an aggregate principal amount at any time outstanding not to exceed [*****], provided such was incurred in the ordinary course of business;

(f) Indebtedness arising out of the refinancing, extension, renewal or refunding of any Indebtedness permitted by any of the foregoing clauses of this Section 9.05, provided that such Indebtedness is not increased and is not secured by any additional assets;

(g) intercompany Indebtedness (i) among the Borrower Parties and (ii) owing by any Foreign Subsidiary to any other Foreign Subsidiary or any Borrower Party; and

(h) the Convertible Notes in an aggregate principal amount not to exceed $60,000,000 (not including for the avoidance of doubt, any interest, fees or other expenses owed thereunder) under the Convertible Indebtedness Documents, as in effect on the Amendment Effective Date.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 9.06. Limitation on Transactions with Affiliates. Neither Borrower nor any of its Subsidiaries shall, directly or indirectly, enter into any transaction or series of related transactions or participate in any arrangement (including any purchase, sale, lease or exchange of assets or the rendering of any service) with, or for the benefit of, any Affiliate other than in the ordinary course of business of Borrower upon fair and reasonable terms no less favorable to Borrower than it would obtain in a comparable arm’s-length transaction with a non-Affiliate; provided that Borrower and its Subsidiaries may engage in the following transactions:

(a) reasonable and customary director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements, in each case approved in good faith by the Board of Directors of Borrower (or any duly authorized committee thereof);

(b) (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business in an amount not to exceed [*****] at any one time outstanding, and (ii) non-cash loans to employees, officers or directors relating to the purchase of Capital Stock of Borrower or its Subsidiaries pursuant to employee stock purchase plans or similar agreements approved by Borrower’s Board of Directors (or any duly authorized committee thereof), which loans shall, in each case, be evidenced by promissory notes pledged to Lender in accordance with the Security Agreement;

(c) transactions with customers, clients, suppliers, lessors under operating leases, facility landlords, joint venture partners or purchasers or sellers of goods and services, in each case in the ordinary course of business and otherwise not prohibited by the Loan Documents;

(d) transactions (i) among Borrower and its Wholly Owned Subsidiaries which are Guarantors and (ii) among Foreign Subsidiaries;

(e) transactions among Borrower and Subsidiaries which are not Guarantors (i) in the ordinary course of business and (ii) reasonably necessary in connection with licenses of Intellectual Property and related rights with respect to the Exploitation of Included Products outside of the United States; and

(f) transactions among the Borrower Parties and their Foreign Subsidiaries specifically permitted by Sections 9.05(g) and 9.02.

SECTION 9.07. ERISA.

(a) Neither Borrower nor any of its Subsidiaries shall maintain or contribute to, or agree to maintain or contribute to or otherwise incur any liability with respect to, any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title IV or Section 302 of ERISA or Section 412 of the Code or any similar plan under non-U.S. law (a “Plan”) that could reasonably be expected to have a Material Adverse Effect.

(b) Neither Borrower nor any of its Subsidiaries shall engage in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code, or substantially similar provisions under foreign or U.S. federal, state or local laws, rules or regulations that could reasonably be expected to have a Material Adverse Effect or in any transaction that would cause any obligation or action taken or to be taken hereunder (or the exercise by the Lender of any of its rights under the Notes, this Agreement, the Security Agreement or the other Loan Documents) to be a non-exempt prohibited transaction under such provisions.

SECTION 9.08. Restricted Payments. Borrower will not, and will not permit any Subsidiary to, directly or indirectly, make any Restricted Payment.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

ARTICLE X

GUARANTEES

SECTION 10.01. Guarantees.

(a) The Guarantors, hereby jointly and severally guarantee, as a primary obligor and not as a surety, to the Lender and its permitted successors and assigns, the prompt payment in full when due (whether at scheduled payment date, by required repayment or otherwise) of the Obligations from time to time owing to the Lender by any Guarantor under any Loan Document strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”). The Guarantors hereby jointly and severally agree that if the Borrower or any other Guarantor shall fail to pay in full when due (whether at scheduled payment date, by required repayment or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at scheduled payment date, by requirement prepayment or otherwise) in accordance with the terms of such extension or renewal.

(b) The obligations of the Guarantors under Section 10.01(a) shall constitute a guaranty of payment and to the fullest extent permitted by applicable Law, are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations of the Borrower and the Guarantors under this Agreement or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full). Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above:

(i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

(ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein or therein shall be done or omitted;

(iii) the scheduled payment date of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under the Transaction Documents or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

(iv) any Lien or security interest granted to, or in favor of, the Lender as security for any of the Guaranteed Obligations shall fail to be perfected; or

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(v) the release of any other Guarantor pursuant to Section 10.01(h).

(c) The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Lender exhaust any right, power or remedy or proceed against the Borrower under this Agreement, the Note or any other agreement or instrument referred to herein or therein, or against any other person under any other guarantee of, or security for, any of the Guaranteed Obligations. The Guarantors waive any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Lender upon this Guarantee or acceptance of this Guarantee, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee, and all dealings between the Borrower and the Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. This Guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by the Lender, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Lender or any other Person at any time of any right or remedy against the Borrower and the Guarantors or against any other Person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and assigns thereof, and shall inure to the benefit of the Lender and its successors and assigns, notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding.

(d) The obligations of the Guarantors under this Section 10.01 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or any other Guarantor in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

(e) Each Guarantor hereby agrees that until the payment and satisfaction in full in cash of all Guaranteed Obligations under this Agreement it shall not enforce any claim and shall not exercise any right or remedy, direct or indirect, arising by reason of any performance by it of its guarantee in Section 10.01(a), whether by subrogation or otherwise, against the Borrower or any other Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

(f) The guarantee in this Section 10.01 is a continuing guarantee of payment, and shall apply to all Guaranteed Obligations whenever arising.

(g) In any action or proceeding involving any State corporate, limited partnership, or limited liability company Law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other Law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 10.01(a) would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 10.01(a), then, notwithstanding any other provision

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

of this Agreement to the contrary, the amount of such liability shall, without any further action by such Guarantor, any other Guarantor or any other Person, be automatically limited and reduced to the highest amount (after giving effect to the right of contribution established in Section 10.01(a)) that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

(h) If, in compliance with the terms and provisions of the Transaction Documents, all of the Capital Stock of any Guarantor is sold or otherwise transferred (a “Transferred Guarantor”) to a Person or Persons, none of which is the Borrower or a Subsidiary, such Transferred Guarantor shall, upon the consummation of such sale or transfer, be automatically released from its obligations under this Agreement (including under Article XII) and its obligations to pledge and grant any Collateral owned by it pursuant to any Security Document and the pledge of such Capital Stock to the Lender pursuant to the Security Agreement shall be automatically released, and, so long as the Borrower and its Subsidiaries shall have provided the Lender such certifications or documents as it shall reasonably request, the Lender shall take such actions as are necessary to effect each release described in this clause (h) in accordance with the relevant provisions of the Security Agreement, so long as the Borrower and its Subsidiaries shall have provided the Lender such certifications or documents as it shall reasonably request in order to demonstrate compliance with this Agreement.

(i) Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 10.01(e). The provisions of this Section 10.01(i) shall in no respect limit the obligations and liabilities of any Guarantor to the Lender, and each Guarantor shall remain liable to the Lender for the full amount guaranteed by such Guarantor hereunder.

ARTICLE XI

EVENTS OF DEFAULT

SECTION 11.01. Events of Default. If one or more of the following events of default (each, an “Event of Default”) occurs and is continuing, the Lender shall be entitled to the remedies set forth in Section 11.02:

(a) Borrower fails to pay any principal of the Loans when the same becomes due and payable, whether at the Maturity Date or otherwise.

(b) Borrower fails to pay any interest on the Loans or make payment of any other amounts (including, without limitation, payments of Variable Interest) payable under this Agreement within [*****] Business Days after the same becomes due and payable.

(c) Any representation or warranty of Borrower or any of its Subsidiaries in any Loan Document to which it is party or in any certificate, financial statement or other document delivered by Borrower or such Subsidiary in connection with this Agreement proves to have not been true and correct in any material respect at the time it was made (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(d) Borrower fails to perform or observe any covenant or agreement contained in Sections 8.01, 8.03, 8.04, 8.09, 8.10, 8.15, 8.16, 8.17 or Article IX of this Agreement, and continues to fail to perform or observe such covenant or agreement described in this clause (d) for [*****] Business Days.

(e) Borrower or any of its Subsidiaries party to the Loan Documents fails to perform or observe any other covenant or agreement contained in this Agreement, the Notes, the Security Agreement or the other Loan Documents (other than those referred to in the preceding clauses of this Section 11.01) if (i) such failure is not remedied on or before the thirtieth day after Notice thereof from the Lender and (ii) the failure to perform or observe any such covenant or agreement, individually or in the aggregate, results in a Material Adverse Effect or could reasonably be expected to have a Material Adverse Effect.

(f) (i) Any Event of Default (as defined in the Convertible Indebtedness Documents) under the Convertible Indebtedness Documents or (ii) Borrower or any of its Subsidiaries (A) fails to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any Indebtedness (other than the Obligations hereunder) having an aggregate principal amount in excess of [*****] and such failure continues for more than [*****] consecutive Business Days or (B) fails to perform or observe any covenant or agreement to be performed or observed by it contained in any agreement or in any instrument evidencing any of its Indebtedness having an aggregate principal amount in excess of [*****] and, as a result of such failure, any other party to that agreement or instrument is entitled to exercise the right to accelerate the maturity of any Indebtedness thereunder and such Indebtedness is accelerated.

(g) Any uninsured judgment, decree or order in excess of [*****] (excluding amounts subject to indemnification from third parties for which the third party has acknowledged liability) shall be rendered against Borrower and any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced upon such judgment, decree or order or (ii) such judgment, decree or order shall not have been settled, satisfied, stayed, vacated or discharged within [*****] days from entry.

(h) A Bankruptcy Event shall occur.

(i) Any of the Loan Documents shall cease to be in full force and or its validity or enforceability is disaffirmed or challenged in writing by any Borrower Party.

(j) Borrower and/or any of its Subsidiaries fails to perform or observe any covenant or agreement contained in any Material Contract or Borrower Party Documents, as applicable, or any Material Contract shall cease to be in full force and affect (other than expiration by its terms), and such failure is not cured or waived within any applicable grace period except where such failure or cessation could not reasonably be expected to have a Material Adverse Effect.

(k) Either (i) any security interest purported to be created by any Loan Document (including, without limitation, the Security Agreement) shall cease to be in full force and

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

effect with respect to Collateral with a value in excess of [*****], or shall cease to give the Lender the rights, powers and privileges purported to be created and granted under such Loan Document with respect to Collateral with a value in excess of [*****] (including a perfected first priority security interest in and Lien on all such Collateral thereunder (except as otherwise expressly provided in such Loan Document)) in favor of Lender pursuant to such Loan Document other than as a direct result of any failure of Lender to file the UCC financing statement contemplated by the Security Agreement (or a continuation statement with respect thereto prior to the expiration thereof), or shall be asserted by Borrower and/or any of its Subsidiaries not to be a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Loan Document) security interest in the Collateral covered thereby and/or (ii) Borrower and/or any of its Subsidiaries takes any action which could reasonably be expected to impair Lender’s security interest in any of the foregoing.

SECTION 11.02. Default Remedies. If any Event of Default shall occur and be continuing, the Lender may, by Notice to Borrower, (a) exercise all rights and remedies available to the Lender hereunder and under the Security Agreement, including enforcement of the security interests created thereby, (b) declare the Loans, all interest thereon and all other amounts payable hereunder (including, without limitation, amounts under Section 3.02(c)) and under the applicable Note(s) by Borrower to be immediately due and payable, whereupon all such amounts shall become immediately due and payable, all without diligence, presentment, demand of payment, protest or further notice of any kind, which are expressly waived by Borrower and (c) declare the obligations of the Lender hereunder to be terminated, whereupon such obligations shall terminate; provided, however, that if any event of any kind referred to in Section 11.01(h) occurs, the obligations of the Lender hereunder shall immediately terminate, all amounts payable hereunder by Borrower shall become immediately due and payable and the Lender shall be entitled to exercise rights and remedies under the Security Agreement without diligence, presentment, demand of payment, protest or notice of any kind, all of which are hereby expressly waived by Borrower. Each Notice delivered pursuant to this Section 11.02 shall be effective when sent.

SECTION 11.03. Right of Setoff. If any amount payable hereunder is not paid as and when due, Borrower irrevocably authorizes the Lender and each Affiliate of the Lender (i) to proceed, to the fullest extent permitted by applicable Law, without prior notice, by right of setoff, bankers’ lien, counterclaim or otherwise, against any assets of Borrower in any currency that may at any time be in the possession of the Lender or such Affiliate (other than accounts used for payroll, withholding taxes, trusts and employee benefits), to the full extent of all amounts payable to the Lender hereunder or (ii) to charge to Borrower’s or any Guarantor’s account with Lender the full extent of all amounts payable by Borrower to the Lender hereunder; provided, however, that the Lender shall notify Borrower and such Guarantor, if any, of the exercise of such right promptly following such exercise.

SECTION 11.04. Rights Not Exclusive. The rights provided for herein are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by Law.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

ARTICLE XII

INDEMNIFICATION

SECTION 12.01. Other Losses.

(a) Borrower agrees to defend (subject to Indemnitees’ selection of outside counsel), indemnify, pay and hold harmless, the Lender and its Affiliates and their respective officers, partners, directors, trustees, employees and agents (each, an “Indemnitee”), from and against any and all Indemnified Liabilities, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of such Indemnitee; provided Borrower shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from (i) the gross negligence, bad faith or willful misconduct of such Indemnitee or (ii) a dispute among Indemnitees or (iii) any breach of the Lender’s obligations under the Loan Documents. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 12.01 may be unenforceable in whole or in part because they are violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(b) To the extent permitted by applicable law, no Party shall assert, and each Party hereby waives, any claim against each other Party and such Party’s Affiliates, directors, employees, attorneys or agents, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, the Loans or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Party hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

SECTION 12.02. Assumption of Defense; Settlements. If the Lender is entitled to indemnification under this Article XII with respect to any action or proceeding brought by a third party, Borrower shall be entitled to assume the defense of any such action or proceeding with counsel reasonably satisfactory to the Lender. Upon assumption by Borrower of the defense of any such action or proceeding, Lender shall have the right to participate in such action or proceeding and to retain its own counsel but Borrower shall not be liable for any legal expenses of such counsel subsequently incurred by the Lender in connection with the defense thereof unless (a) Borrower has otherwise agreed to pay such fees and expenses, (b) Borrower shall have failed to employ counsel reasonably satisfactory to the Lender in a timely manner or (c) the Lender shall have been advised by counsel that there are actual or potential conflicting interests between Borrower and the Lender, including situations in which there are one or more legal defenses available to the Lender that are different from or additional to those available to Borrower; provided, however, that Borrower shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

any time for the Lender, except to the extent that local counsel, in addition to its regular counsel, is required in order to effectively defend against such action or proceeding. Borrower shall not consent to the terms of any compromise or settlement of any action defended by Borrower in accordance with the foregoing without the prior written consent of the Lender unless such compromise or settlement (i) includes an unconditional release of the Lender from all liability arising out of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Lender. Borrower shall not be required to indemnify the Lender for any amount paid or payable by the Lender in the settlement of any action, proceeding or investigation without the written consent of Borrower, which consent shall not be unreasonably withheld.

ARTICLE XIII

MISCELLANEOUS

SECTION 13.01. Assignments.

(a) Borrower shall not be permitted to assign this Agreement without the prior written consent of the Lender and any purported assignment in violation of this Section 13.01 shall be null and void.

(b) Lender may at any time assign all its rights and obligations hereunder in whole or in part (each an “Assignee”) and shall provide written notice thereof to Borrower.

(c) In the event there are multiple Lenders, all payments of principal, interest, fees and any other amounts payable pursuant to the Loan Documents shall be allocated on a pro rata basis among the Lenders according to their proportionate interests in the applicable Loans.

(d) Borrower shall, from time to time at the request of the Lender, execute and deliver any documents that are necessary to give full force and effect to an assignment permitted hereunder, including new Notes in exchange for the Notes held by the Lender.

SECTION 13.02. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

SECTION 13.03. Notices. All notices, consents, approvals, reports, designations, requests, waivers, elections and other communications (collectively, “Notices”) authorized or required to be given pursuant to this Agreement shall be given in writing and either personally delivered to the Party to whom it is given or delivered by an established delivery service by which receipts are given or mailed by registered or certified mail, postage prepaid, or sent by electronic mail with a copy sent on the following Business Day by one of the other methods of giving notice described herein, addressed to the Party at its address listed below:

(a)	If to the Borrower:

Raptor Pharmaceutical Corp.

5 Hamilton Landing

Suite 160

Novato, CA 94949

Attention: Christopher M. Starr, Ph.D., Chief Executive Officer

E-mail: [*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, CA 92626

Attention: Charles Ruck

E-mail: charles.ruck@lw.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

505 Montgomery Street, Suite 2000

San Francisco, CA 94111

Attention: Haim Zaltzman

E-mail: haim.zaltzman@lw.com

(b)	If to the Lender:

HealthCare Royalty Partners II, L.P.

300 Atlantic Street, Suite 600

Stamford, CT 06901

Attention: Clarke B. Futch

E-mail: [*****]

with a copy (which shall not constitute notice) to each of:

HealthCare Royalty Partners II, L.P.

300 Atlantic Street, Suite 600

Stamford, CT 06901

Attention: Vice President – Legal

E-mail: [*****]

and

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

Attn: Geoffrey E. Liebmann

E-mail: gliebmann@cahill.com

Any Party may change its address for the receipt of Notices at any time by giving Notice thereof to the other Parties. Except as otherwise provided herein, any Notice authorized or required to be given by this Agreement shall be effective when received.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 13.04. Entire Agreement. This Agreement and the other Loan Documents contain the entire agreement between the Parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto, including the term sheet between the parties hereto dated November 19, 2012.

SECTION 13.05. Modification. No Loan Document or provision thereof may be waived, amended or modified except, in the case of this Agreement, by an agreement or agreements in writing executed by Borrower and the Lender or, in the case of any other Loan Document, by an agreement or agreements in writing entered into by the parties thereto with the consent of the Lender.

SECTION 13.06. No Delay; Waivers; etc.. No delay on the part of the Lender in exercising any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. The Lender shall not be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by the Lender.

SECTION 13.07. Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, then, to the fullest extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 13.08. Determinations. Each determination or calculation by the Lender hereunder shall, in the absence of manifest error, be conclusive and binding on the Parties.

SECTION 13.09. Replacement of Note. Upon the loss, theft, destruction, or mutilation of any Note and (a) in the case of loss, theft or destruction, upon receipt by Borrower of indemnity or security reasonably satisfactory to it (except that if the holder of such Note is the Lender or any other financial institution of recognized responsibility, the holder’s own agreement of indemnity shall be deemed to be satisfactory) or (b) in the case of mutilation, upon surrender to Borrower of any mutilated Note, Borrower shall execute and deliver in lieu thereof a new Note, dated the Amendment Effective Date.

SECTION 13.10. Governing Law. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

SECTION 13.11. Jurisdiction. Each Party irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States sitting in the State of New York, and of the courts of its own corporate domicile with respect to actions or proceedings brought against it as a defendant, for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby (a “Proceeding”). Each Party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Proceeding and any claim that any Proceeding has been

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

brought in an inconvenient forum. Any process or summons for purposes of any Proceeding may be served on each Party by mailing a copy thereof by registered mail, or a form of mail substantially equivalent thereto, addressed to it at its address as provided for Notices hereunder.

SECTION 13.12. Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 13.13. Waiver of Immunity. To the extent that Borrower has or hereafter may be entitled to claim or may acquire, for itself or any of its assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or any of its property, Borrower hereby irrevocably waives such immunity in respect of its obligations hereunder and under the Notes to the fullest extent permitted by law.

SECTION 13.14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

SECTION 13.15. Limitation on Rights of Others. Except for the Indemnitees referred to in Section 12.01 or as provided in Section 13.02, no Person other than a Party shall have any legal or equitable right, remedy or claim under or in respect of this Agreement.

SECTION 13.16. No Partnership. Nothing in this Agreement or any other Loan Document shall be read to create any agency, partnership or joint venture of the Lender (or any of its Affiliates) and Borrower (or any of its Affiliates). Each Party agrees not to refer to the other as a “partner” or the relationship as a “partnership” or “joint venture.”

SECTION 13.17. Survival. The obligations of Borrower contained in Sections 4.04, Article V and Article XII shall survive the repayment of the Loans and the cancellation of the Notes and the termination of the other obligations of Borrower hereunder.

SECTION 13.18. Confidentiality.

(a) Except as expressly authorized in this Agreement or the other Loan Documents or except with the prior written consent of the Disclosing Party, the Receiving Party hereby agrees that (i) it will use the Confidential Information of the Disclosing Party solely for the purpose of the transactions contemplated by this Agreement and the other Loan Documents and exercising its rights and remedies and performing its obligations hereunder and thereunder; (ii) it will keep confidential the Confidential Information of the Disclosing Party; and (iii) it will not furnish or disclose to any Person any Confidential Information of the Disclosing Party.

(b) Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, the Receiving Party may, without the consent of the Disclosing Party, but with prior written notice when permissible to the Disclosing Party, furnish or disclose Confidential Information of the Disclosing Party to (i) the Receiving Party’s Affiliates and their respective Representatives, actual or potential financing sources, investors or co-investors and

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

permitted assignees, purchasers, transferees or successors-in-interest under Section 13.01, in each such case, who need to know such information in order to provide or evaluate the provision of financing to the Receiving Party or any of its Affiliates or to assist the Receiving Party in evaluating the transactions contemplated by this Agreement and the other Loan Documents or in exercising its rights and remedies and performing its obligations hereunder and thereunder and who are, prior to such furnishing or disclosure, informed of the confidentiality and non-use obligations contained in this Section 13.18 and who are bound by written or professional confidentiality and non-use obligations no less stringent than those contained in this Section 13.18; and (ii) permitted assignees, purchasers, transferees or successors-in-interest under Section 13.01, in each such case, who need to know such information in connection with such actual or potential assignment, sale or transfer, including, following any such assignment, sale or transfer, in order to exercise their rights and remedies and perform their obligations under this Agreement and the other Loan Documents and who are, prior to such furnishing or disclosure, informed of the confidentiality and non-use obligations contained in this Section 13.18 and who are bound by written or professional confidentiality and non-use obligations no less stringent than those contained in this Section 13.18.

(c) In the event that the Receiving Party, its Affiliates or any of their respective Representatives is required by applicable Law, applicable stock exchange requirements or legal or judicial process (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to furnish or disclose any portion of the Confidential Information of the Disclosing Party, the Receiving Party shall, to the extent legally permitted, provide the Disclosing Party, as promptly as practicable, with written notice of the existence of, and terms and circumstances relating to, such requirement, so that the Disclosing Party may seek, at its expense, a protective order or other appropriate remedy (and, if the Disclosing Party seeks such an order, the Receiving Party, such Affiliates or such Representatives, as the case may be, shall provide, at their expense, such cooperation as such Disclosing Party shall reasonably require). Subject to the foregoing, the Receiving Party, such Affiliates or such Representatives, as the case may be, may disclose that portion (and only that portion) of the Confidential Information of the Disclosing Party that is legally required to be disclosed; provided, however, that the Receiving Party, such Affiliates or such Representatives, as the case may be, shall exercise reasonable efforts (at their expense) to preserve the confidentiality of the Confidential Information of the Disclosing Party, including by obtaining reliable assurance that confidential treatment will be accorded any such Confidential Information disclosed. Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, in the event that the Receiving Party or any of its Affiliates receives a request from an authorized representative of a U.S. or foreign tax authority for a copy of this Agreement or any of the other Loan Documents, the Receiving Party or such Affiliate, as the case may be, may provide a copy hereof or thereof to such tax authority representative without advance notice to, or the consent of, the Disclosing Party; provided, however, that the Receiving Party shall, to the extent legally permitted, provide the Disclosing Party with written notice of such disclosure as soon as practicable.

(d) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, the Receiving Party may disclose the Confidential Information of the Disclosing Party, including this Agreement, the other Loan Documents and the terms and conditions hereof and thereof, to the extent necessary in connection with the enforcement of its rights and remedies hereunder or thereunder or as required to perfect the Receiving Party’s rights hereunder or thereunder.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(e) Neither Party shall, and each Party shall cause its Affiliates not to, without the prior written consent of the other Party (which consent shall not be unreasonably withheld or delayed), issue any press release or make any other public disclosure with respect to the transactions contemplated by this Agreement or any other Transaction Document, except if and to the extent that any such release or disclosure is required by applicable Law, by the rules and regulations of any applicable stock exchange or by any Governmental Authority of competent jurisdiction, in which case, the Party proposing (or whose Affiliate proposes) to issue such press release or make such public disclosure shall use commercially reasonable efforts to consult in good faith with the other Party regarding the form and content thereof before issuing such press release or making such public announcement.

(f) Except with respect to the Lender’s internal communications or private communications with its Representatives, the Lender shall not, and shall cause its Representatives, its Affiliates and its Affiliates’ Representatives not to make use of the name, nickname, trademark, logo, service mark, trade dress or other name, term, mark or symbol identifying or associated with the Borrower without the Borrower’s prior written consent to the specific use in question, provided that the consent of the Borrower shall not be required with respect to publication of the Borrower’s name and logos in the Lender’s promotional materials, including without limitation the websites for the Lender and its Affiliates consistent with its use of other similarly situated Third Parties’ names and logos.

SECTION 13.19. Patriot Act Notification. Lender hereby notifies Borrower that, consistent with the USA Patriot Act, Public Law No. 107-56 (the “Patriot Act”), regulations promulgated thereunder and under other applicable Law, the Lender’s procedures and customer due diligence standards require it to obtain, verify and record information that identifies Borrower, including among other things name, address, information regarding persons with authority or control over Borrower, and other information regarding Borrower, its operations and transactions with the Lender. Borrower agrees to provide such information and take such actions as are reasonably requested by the Lender in order to assist the Lender in maintaining compliance with its procedures, the Patriot Act and any other applicable Laws.

SECTION 13.20. Amendment and Restatement.

(a) The Borrower Parties and the Lenders hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Original Credit Agreement shall be and hereby are amended and restated in their entirety by the terms and conditions of this Agreement and the terms and provisions of the Original Credit Agreement, except as otherwise provided in this Credit Agreement (including, without limitation, clause (b) of this Section 13.20), shall be superseded by this Credit Agreement.

(b) Notwithstanding the amendment and restatement of the Original Credit Agreement by this Credit Agreement, the Borrower Parties shall be liable in accordance with the terms and subject to the limitations set forth in the Original Credit Agreement to each Indemnitee with respect to agreements on their part under the Original Credit Agreement to indemnify and

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

hold harmless such Indemnified Person from and against all claims, demands, liabilities, damages, losses, costs, charges and expenses to which the Lenders may be subject arising in connection with the Original Credit Agreement up to the Amendment Effective Date and the Borrower Parties shall be liable for any breach under the Original Credit Agreement of any representation or warranty contained therein up to the Amendment Effective Date. This Agreement is given as a substitution of, and not as a payment of, the obligations of the Borrower Parties under the Original Credit Agreement and is not intended to constitute a novation of the Original Credit Agreement.

(c) By execution of this Credit Agreement all parties hereto agree that (i) each of the Security Agreement and the other Loan Documents are hereby amended such that all references to the Original Credit Agreement and the Loans and Commitments thereunder shall be deemed to refer to this Credit Agreement and the continuation of the Loans hereunder, (ii) all obligations under the Security Agreement and Article X hereof are reaffirmed and remain in full force and effect on a continuous basis after giving effect to this Agreement, subject to any applicable limitations and conditions set forth therein and (iii) all security interests and liens granted under the Security Agreement and other Loan Documents are reaffirmed and shall continue and secure the Obligations hereunder and the obligations of the Guarantors under the Article X hereof after giving effect to this Agreement subject to any applicable limitations and conditions set forth therein. After giving effect to this Agreement and the transactions contemplated hereby, neither the modification of the Original Credit Agreement effected pursuant to this amendment and restatement nor the execution, delivery, performance or effectiveness of this Agreement (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to the Security Agreement or any other Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

[The remainder of this page is intentionally left blank.]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written.

RAPTOR PHARMACEUTICAL CORP., as Borrower

By:	/s/ Georgia Erbez
Name: Georgia Erbez
Title: Chief Financial Officer

RAPTOR PHARMACEUTICALS INC., as Guarantor

By:	/s/ Georgia Erbez
Name: Georgia Erbez
Title: Chief Financial Officer

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

HEALTHCARE ROYALTY PARTNERS II, L.P., as Lender

By:	HealthCare Royalty GP II, LLC,
its General Partner

By:	/s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Founding Managing Director

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

DISCLOSURE LETTER

This Disclosure Letter is delivered pursuant to the Amended and Restated Loan Agreement, dated as of July 1, 2014 (the “Agreement”), by and among Healthcare Royalty Partners II, L.P., a Delaware limited partnership (“Lender”), Raptor Pharmaceutical Corp., a Delaware corporation (“Borrower”), and the Guarantors from time to time party hereto (the “Guarantors”), and constitutes the “Disclosure Letter” as referenced in the Agreement. Any capitalized term used but not defined in this Disclosure Letter shall have the same meaning assigned to such term in the Agreement.

Certain agreements and other matters are listed in this Disclosure Letter for informational purposes only, notwithstanding the fact that, because they do not rise above applicable materiality thresholds or otherwise, they are not required to be listed herein by the terms of the Agreement. In no event shall the listing of such agreements or other matters in this Disclosure Letter be deemed or interpreted to broaden or otherwise amplify the Borrower’s representations and warranties, covenants or agreements contained in the Agreement, and nothing in this Disclosure Letter shall influence the construction or interpretation of any of the representations and warranties contained in the Agreement. The headings contained in this Disclosure Letter are for convenience of reference only and shall not be deemed to modify or influence the interpretation of the information contained in this Disclosure Letter or the Agreement. Furthermore, the disclosure of a particular item of information in this Disclosure Letter shall not be taken as an admission by the Borrower that such disclosure is required to be made under the terms of any of such representations and warranties.

Any summary or description of any law, regulation, contract, plan, document or other disclosure item contained in this Disclosure Letter, including any term or provision of the Agreement, is for convenience only and does not purport to be a complete statement of the material terms of such law, regulation, contract, plan, document or other disclosure item, and any such summary or description is qualified in its entirety by the actual language, terms and provisions of such law, regulation, contract, plan, document or other disclosure item.

This Disclosure Letter is generally arranged in sections and subsections generally corresponding to the numbered sections and subsections contained in the Agreement. Any numbering or references herein to Sections of the Agreement are for convenience only and do not in any way limit, and shall not be regarded as limiting, the disclosure concerning such numbered or referred to Sections. The disclosure in any section or subsection of this Disclosure Letter shall qualify (a) the corresponding section or subsection of the Agreement and (b) other sections or subsections of the Agreement where cross-referenced. Any reference to one Section of this Disclosure Letter in any other Section of this Disclosure Letter shall be deemed to incorporate such other Section into the first Section in its entirety.

This Disclosure Letter may only be amended, supplemented, or otherwise modified from time to time in accordance with and to the extent permitted by the terms of the Agreement.

[Remainder of page intentionally left blank.]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

1

Schedule 7.01(b)

Jurisdiction

Entity	Jurisdiction of Formation

Raptor Pharmaceutical Corp.

Raptor Pharmaceuticals Inc.[1]

Raptor European Products, LLC

Raptor Pharmaceuticals Europe B.V.

RPTP European Holdings C.V.

Raptor Pharmaceuticals France SAS

Raptor Pharmaceuticals Germany GmbH

Delaware Delaware Delaware Netherlands Netherlands [2] France Germany

Entity	Qualified to do Business
Raptor Pharmaceuticals Inc.	California

[1]	On December 28, 2012, the board of directors of the Borrower approved the merger of Raptor Discoveries Inc. with and into Raptor Therapeutics Inc., with Raptor Therapeutics Inc. (renamed Raptor Pharmaceuticals Inc.) as the surviving entity
[2]	A non-domiciled entity

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

2

Schedule 7.07

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

3

Schedule 7.12

Subsidiaries

Raptor Pharmaceuticals Inc.3

Raptor European Products, LLC

Raptor Pharmaceuticals Europe B.V.

RPTP European Holdings C.V.

Raptor Pharmaceuticals France SAS

Raptor Pharmaceuticals Germany GmbH

[3]	On December 28, 2012, the board of directors of the Borrower approved the merger of Raptor Discoveries Inc. with and into Raptor Therapeutics Inc., with Raptor Therapeutics Inc. (renamed Raptor Pharmaceuticals Inc.) as the surviving entity.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

4

Schedule 7.13

Place of Business

5 Hamilton Landing, Suite 160, Novato, CA 94949

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

5

Schedule 7.21

Real Property

(i) None.

(ii)

Lessee	Common Name and Address	Landlord / Owner	Purpose/Use
Raptor Pharmaceutical Corp.	7 Hamilton Landing, Suite 100, Novato, CA 94949	Hamilton Marin, LLC	General office use
Raptor Pharmaceutical Corp.	5 Hamilton Landing, Suite 160, Novato, CA 94949	Hamilton Marin, LLC	Office and laboratory office space
Raptor Pharmaceuticals Europe B.V.	Telestone 8 – Teleport Naritaweg 165 1043 BW, Amsterdam, The Netherlands	Citco Nederland B.V.	General office use
Raptor Pharmaceuticals France SAS	13, rue Camille Desmoulins, Issy Les Moulineaux, 92441 Cedex, France	Regus	General office use
Raptor Pharmaceuticals Germany GmbH	FBC Frankfurter Buro Center, Mainzer LandstraBe 46, 60325 Frankfurt am Main, Germany	Asenzio	General office use

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

6

Schedule 7.23(a)(i)

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.Confidential treatment has been requested with respect to the omitted portions. Pursuant to the confidential treatment request, ten pages of Schedule 7.23(a)(i) have been omitted.

7

Schedule 7.23(a)(ii)

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.Confidential treatment has been requested with respect to the omitted portions. Pursuant to the confidential treatment request, ten pages of Schedule 7.23(a)(ii) have been omitted.

8

Schedule 7.23(a)(iii)

Non-Exclusively Licensed Patents

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

9

Schedule 7.23(b)

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.Confidential treatment has been requested with respect to the omitted portions. Pursuant to the confidential treatment request, three pages of Schedule 7.23(b) have been omitted.

10

Schedule 7.23(c)

Disputes Relating to Exclusively Licensed Patents

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

11

Schedule 7.23(g)

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

12

Schedule 7.23(h)

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

13

Schedule 7.23(j)

Terminated Patents

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

14

Schedule 7.23(o)

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

15

Schedule 7.23(t)

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.Confidential treatment has been requested with respect to the omitted portions. Pursuant to the confidential treatment request, two pages of Schedule 7.23(t) have been omitted.

16

Schedule 7.24(j)

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

17

Schedule 7.25

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.Confidential treatment has been requested with respect to the omitted portions. Pursuant to the confidential treatment request, six pages of Schedule 7.25 have been omitted.

18

Schedule 7.26

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

19

Schedule 7.27

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

20

Schedule 9.03(b)

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

21

Schedule 9.05(c)

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

22

Exhibit A

Quarterly Report Format

Quarterly Report

Included Product Payments

Net Revenues with respect to Included Products[1]
RP103
Borrower and Subsidiaries
Distributors
Others
Other Included Products:
Adjustments to Prior Period

Total

Variable Interest
8%	X	$	= $
2%	X	$	= $
Total Variable Interest:			= $

[1]	[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

A-1

Exhibit B

Form of Security Agreement

SECURITY AGREEMENT

[See attached.]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECURITY AGREEMENT

By

RAPTOR PHARMACEUTICAL CORP.,

as Borrower

and

THE GUARANTORS PARTY HERETO

and HEALTHCARE ROYALTY PARTNERS II, L.P.,

as Secured Party

Dated as of December 20, 2012

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

TABE OF CONTENTS

Page
ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1.	Definitions	B-6
SECTION 1.2.	Interpretation	B-12
SECTION 1.3.	Resolution of Drafting Ambiguities	B-12

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1.	Grant of Security Interest	B-13
SECTION 2.2.	Filings	B-13

ARTICLE III
PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL

SECTION 3.1.	Delivery of Certificated Securities Collateral	B-14
SECTION 3.2.	Perfection of Uncertificated Securities Collateral	B-15
SECTION 3.3.	Financing Statements and Other Filings; Maintenance of Perfected Security Interest	B-15
SECTION 3.4.	Other Actions	B-15
SECTION 3.5.	Joinder of Additional Guarantors	B-18
SECTION 3.6.	Supplements; Further Assurances	B-18

ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 4.1.	Title	B-19
SECTION 4.2.	Validity of Security Interest	B-19
SECTION 4.3.	Defense of Claims; Transferability of Pledged Collateral	B-19
SECTION 4.4.	Other Financing Statements	B-19
SECTION 4.5.	Location of Inventory and Equipment	B-20
SECTION 4.6.	Due Authorization and Issuance	B-20
SECTION 4.7.	Consents, etc.	B-20
SECTION 4.8.	Pledged Collateral	B-20
SECTION 4.9.	Insurance	B-20

ARTICLE V
CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1.	Pledge of Additional Securities Collateral	B-20
SECTION 5.2.	Voting Rights; Distributions; etc.	B-21
SECTION 5.3.	Defaults, etc.	B-22

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 5.4.	Certain Agreements of Pledgors As Issuers and Holders of Capital Stock	B-22

ARTICLE VI
CERTAIN PROVISIONS CONCERNING INTELLECTUAL PROPERTY COLLATERAL

SECTION 6.1.	Grant of Intellectual Property License	B-22
SECTION 6.2.	After Acquired Property	B-23
SECTION 6.3.	Litigation	B-23

ARTICLE VII
CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1.	Maintenance of Records	B-23
SECTION 7.2.	Legend	B-24
SECTION 7.3.	Modification of Terms, etc	B-24
SECTION 7.4.	Collection	B-24

ARTICLE VIII
TRANSFERS

SECTION 8.1.	Transfers of Pledged Collateral	B-24

ARTICLE IX
REMEDIES

SECTION 9.1.	Remedies	B-25
SECTION 9.2.	Notice of Sale	B-26
SECTION 9.3.	Waiver of Notice and Claims	B-26
SECTION 9.4.	Certain Sales of Pledged Collateral	B-27
SECTION 9.5.	No Waiver; Cumulative Remedies	B-27
SECTION 9.6.	Certain Additional Actions Regarding Intellectual Property	B-28

ARTICLE X
APPLICATION OF PROCEEDS

SECTION 10.1.	Application of Proceeds	B-28

ARTICLE XI
MISCELLANEOUS

SECTION 11.1.	Concerning Secured Party	B-28
SECTION 11.2.	Secured Party May Perform; Secured Party Appointed Attorney-in-Fact	B-28
SECTION 11.3.	Continuing Security Interest; Assignment	B-29
SECTION 11.4.	Termination; Release	B-29
SECTION 11.5.	Modification in Writing	B-30
SECTION 11.6.	Notices	B-30
SECTION 11.7.	Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial	B-30
SECTION 11.8.	Severability of Provisions	B-30
SECTION 11.9.	Execution in Counterparts	B-30
SECTION 11.10.	Business Days	B-30

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 11.11.	No Credit for Payment of Taxes or Imposition	B-30
SECTION 11.12.	No Claims Against Secured Party	B-31
SECTION 11.13.	No Release	B-31
SECTION 11.14.	Right of Setoff	B-31
SECTION 11.15.	Obligations Absolute	B-31

SIGNATURES

SCHEDULE 1	Bailee Locations
EXHIBIT 1	Form of Issuer’s Acknowledgment
EXHIBIT 2	Form of Securities Pledge Amendment
EXHIBIT 3	Form of Joinder Agreement
EXHIBIT 4	Form of Copyright Security Agreement
EXHIBIT 5	Form of Patent Security Agreement
EXHIBIT 6	Form of Trademark Security Agreement
EXHIBIT 7	Form of Bailee Letter

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECURITY AGREEMENT

This SECURITY AGREEMENT dated as of December 20, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by RAPTOR PHARMACEUTICAL CORP., a Delaware corporation (the “Borrower”), and the Guarantors from to time to time party hereto (the “Guarantors”), as pledgors, assignors and debtors (the Borrower, together with the Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of HEALTHCARE ROYALTY PARTNERS II, L.P., a Delaware limited partnership, as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Secured Party”).

R E C I T A L S :

A. The Borrower and the Secured Party, in connection with the execution and delivery of this Agreement, entered into that certain loan agreement, dated as of December 20, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B. Each Guarantor that is or becomes party to the Loan Agreement will, pursuant to the Loan Agreement, unconditionally guarantee the Secured Obligations.

C. The Borrower and each Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Loan Agreement and each is, therefore, willing to enter into this Agreement.

D. This Agreement is given by each Pledgor in favor of the Secured Party to secure the payment and performance of all of the Secured Obligations.

E. It is a condition to the obligations of the Secured Party to make the Loans under the Loan Agreement that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

A G R E E M E N T :

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Secured Party hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1 Definitions.

(a) Unless otherwise defined herein or in the Loan Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided that in any event, the following terms shall have the meanings assigned to them in the UCC:

“Accounts”; “Bank”; “Chattel Paper”; “Commercial Tort Claim”; “Commodity Account”; “Commodity Contract”; “Commodity Intermediary”; “Documents”; “Electronic Chattel Paper”; “Entitlement Order”; “Equipment”; “Financial Asset”; “Fixtures”; “Goods,” “Inventory”; “Letter-of-Credit

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Rights”; “Letters of Credit”; “Money”; “Payment Intangibles”; “Proceeds”; “ Records”; “Securities Account”; “Securities Intermediary”; “Security Entitlement”; “Supporting Obligations”; and “Tangible Chattel Paper.”

(b) Terms used but not otherwise defined herein that are defined in the Loan Agreement shall have the meanings given to them in the Loan Agreement. Section 1.02 of the Loan Agreement shall apply herein mutatis mutandis.

(c) The following terms shall have the following meanings:

“Account Debtor” shall mean each person who is obligated on a Receivable or Supporting Obligation related thereto.

“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Bailee Letter” shall be an agreement in form substantially similar to Exhibit 7 hereto.

“Borrower” shall have the meaning assigned to such term in the Preamble hereof.

“Collateral Support” shall mean all property (real or personal) collaterally assigned, hypothecated or otherwise securing any Pledged Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commodity Account Control Agreement” shall mean a control agreement in a form that is reasonably satisfactory to the Secured Party establishing the Secured Party’s Control with respect to any Commodity Account.

“Contracts” shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Pledgor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC, and (iii) in the case of any Commodity Contract, “control,” as such term is defined in Section 9-106 of the UCC.

“Control Agreements” shall mean, collectively, the Deposit Account Control Agreement, the Securities Account Control Agreement and the Commodity Account Control Agreement.

“Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto.

“Copyrights” shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties,

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Deposit Accounts” shall mean, collectively, with respect to each Pledgor, (i) all “deposit accounts” as such term is defined in the UCC and all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

“Excluded Account” shall mean (w) any Deposit Account, Securities Account or Commodity Account, the average daily balance of which in the aggregate, together with the average daily balance of all such other Deposit Accounts, Securities Accounts and Commodity Accounts excluded pursuant to clause (w) of this definition shall not exceed [*****], (x) any account used solely for the purpose of payroll, employee benefits, security deposit, withholding tax or other similar trust or fiduciary accounts, (y) any Deposit Account used exclusively in connection with pledges or deposits permitted under Section 9.03(e) of the Loan Agreement and (z) any Deposit Accounts used exclusively in connection with pledges and deposits under that certain WellsOne Commercial Card Express Agreement, dated as of December 21, 2010, by and between Raptor Therapeutics Inc. and Wells Fargo Bank, N.A., as amended as of December 8, 2011 and such Deposit Accounts; provided that the aggregate average daily balance of all Deposit Accounts excluded pursuant to this clause (z) shall not exceed [*****] at any time.

“Excluded Property” shall mean

(a) any permit or license issued by a Governmental Authority to any Pledgor or any agreement to which any Pledgor is a party, in each case, only to the extent and for so long as the terms of such permit, license or agreement or any requirement of Law applicable thereto, validly prohibit the creation by such Pledgor of a security interest in such permit, license or agreement in favor of the Secured Party (after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable Law (including applicable bankruptcy laws) or principles of equity);

(b) assets owned by any Pledgor on the date hereof or hereafter acquired and any proceeds thereof that are subject to a Lien permitted by Section 9.03(b), (c) or (p) (solely as it relates to Indebtedness secured by any Lien permitted by clauses (b) and (c) of Section 9.03 of the Loan Agreement) of the Loan Agreement to the extent and for so long as the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money or capital lease obligation) validly prohibits the creation of any other Lien on such assets and proceeds;

(c) any intent-to-use trademark application to the extent and for so long as creation by a Pledgor of a security interest therein would result in the loss by such Pledgor of any material rights therein;

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(d) any voting Capital Stock of a first-tier Foreign Subsidiary in excess of 65% of the Voting Stock of such Subsidiary;

(e) any Excluded Accounts described in clauses (x), (y) and (z) of the definition of Excluded Accounts;

(f) any lease, license, contract or agreement to which any Pledgor is a party or any of its rights or interests thereunder if and only for so long as the grant of a security interest or Lien hereunder shall constitute or result in a breach, termination or default under any such lease, license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law or principles of equity);

(g) any property of a person existing at the time such person is acquired or merged with or into or consolidated with any Pledgor that is subject to a Lien permitted by Section 9.03(d) of the Loan Agreement to the extent and for so long as the contract or other agreement in which such Lien is granted validly prohibits the creation of any other Lien on such property; and

(h) any assets of a Foreign Subsidiary;

provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to in clause (a), (b), (c) or (g) (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to in clauses (a), (b), (c) or (g)).

“Foreign Subsidiary” shall mean any Subsidiary that (i) is not organized under the laws of United States of America, any state thereof or the District of Columbia, the Capital Stock of which is owned directly or indirectly by any Loan Party or (ii) is not described in the foregoing clause (i) and that (A) has no material assets other than the Capital Stock of one or more “controlled foreign corporation” under Section 957 of the Code (“CFC”) or (B) is held directly or indirectly by a CFC.

“General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor’s rights, title and interest in, to and under all Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Pledged Collateral or property mortgaged pursuant to Section 8.14(c) of the Loan Agreement, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or property mortgaged pursuant to Section 8.14(c) of the Loan Agreement, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or property mortgaged pursuant to Section 8.14(c) of the Loan Agreement, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral or property mortgaged pursuant to Section 8.14(c) of the Loan Agreement and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorzations

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

and approvals, however characterized, now or hereafter acquired or held by such Pledgor, including Regulatory Approvals, building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority.

“Goodwill” shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including all goodwill connected with (i) the use of and symbolized by any Trademark or Intellectual Property License with respect to any Trademark in which such Pledgor has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor’s business.

“Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.

“Intellectual Property Collateral” shall mean, collectively, the Patents, Trademarks, Copyrights, Intellectual Property Licenses and Goodwill.

“Intellectual Property Licenses” shall mean, collectively, with respect to each Pledgor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) to the extent held by such Pledgor, rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.

“Intercompany Notes” shall mean, with respect to each Pledgor, all intercompany notes described in Schedule 10 to the Perfection Certificate and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

“Investment Property” shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.

“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.

“Loan Agreement” shall have the meaning assigned to such term in Recital A hereof.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Organizational Document” shall mean, with respect to any person, (i) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such person, (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such person, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such person and (v) in any other case, the functional equivalent of the foregoing.

“Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto.

“Patents” shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to, and all patent applications and registrations made by, such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable Law with respect to such Pledgor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Perfection Certificate” shall mean that certain perfection certificate dated December 20, 2012 executed and delivered by each Pledgor in favor of the Secured Party, and each Perfection Certificate Supplement executed and delivered by the applicable Guarantor in favor of the Secured Party contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5 hereof, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Loan Agreement.

“Permitted Liens” shall mean the Liens permitted under Section 9.03 of the Loan Agreement.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Pledged Securities” shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Capital Stock of each issuer set forth on Schedules 9(a) and 9(b) to the Perfection Certificate as being owned by such Pledgor and all options, warrants, rights, agreements and additional Capital Stock of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Capital Stock in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such Capital Stock and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Capital Stock, (ii) all Capital Stock of any issuer, which Capital Stock are hereafter acquired by such Pledgor (including by issuance) and all options, warrants, rights, agreements and additional Capital Stock of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Capital Stock or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such Capital Stock and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Capital Stock, from time to time acquired by such Pledgor in any manner, and (iii) all Capital Stock issued in respect of the Capital Stock referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Capital Stock; provided, that, for the avoidance of doubt, Pledged Securities shall not include any Excluded Property.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“Receivables” shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) General Intangibles, (v) Instruments and (vi) all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Pledgors’ rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.

“Secured Obligations” shall mean the “Obligations,” as defined in the Loan Agreement.

“Secured Party” shall have the meaning assigned to such term in the Preamble hereof.

“Securities Account Control Agreement” shall mean an agreement in a form that is reasonably satisfactory to the Secured Party establishing the Secured Party’s Control with respect to any Securities Account.

“Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.

“Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 6 hereto.

“Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locators (URL’s), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Secured Party’s security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

SECTION 1.2 Interpretation. The rules of interpretation specified in the Loan Agreement (including Section 1.02 thereof) shall be applicable to this Agreement.

SECTION 1.3 Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Secured Party) shall not be employed in the interpretation hereof.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1 Grant of Security Interest. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Secured Party, a lien on and security interest in and acknowledges and agrees that the Secured Party has and shall continue to have a continuing lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

(i) all Accounts;

(ii) all Equipment, Goods, Inventory and Fixtures;

(iii) all Documents, Instruments and Chattel Paper;

(iv) all Letters of Credit and Letter-of-Credit Rights;

(v) all Securities Collateral;

(vi) all Investment Property;

(vii) all Intellectual Property Collateral;

(viii) the Commercial Tort Claims described on Schedule 12 to the Perfection Certificate;

(ix) all General Intangibles;

(x) all Money and all Deposit Accounts;

(xi) all Supporting Obligations;

(xii) all books and records relating to the Pledged Collateral; and

(xiii) to the extent not covered by clauses (i) through (xii) of this sentence, all other personal property of such Pledgor, whether tangible or intangible, and all Proceeds and products of each of the foregoing and all additions and accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all insurance of and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (i) through (xiii) above, the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include, any Excluded Property (and any references herein to any portion or type of Pledged Collateral shall exclude the Excluded Property).

SECTION 2.2 Filings.

(a) Each Pledgor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments

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thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by Law, including the filing of a financing statement describing the Pledged Collateral as “all assets now owned or hereafter acquired by the Pledgor or in which Pledgor otherwise has rights” and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Secured Party promptly upon request by the Secured Party.

(b) [Reserved.]

(c) Each Pledgor hereby further authorizes the Secured Party to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), including this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Secured Party, as secured party.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;

USE OF PLEDGED COLLATERAL

SECTION 3.1 Delivery of Certificated Securities Collateral. Each Pledgor represents and warrants that all certificates representing or evidencing the Securities Collateral (other than uncertificated Securities Collateral) in existence on the date hereof have been or within the period of time expressly permitted under the Loan Agreement or the other Loan Documents will be, delivered to the Secured Party in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that, upon such delivery, the Secured Party has a perfected first priority security interest therein. Each Pledgor hereby agrees that all certificates representing or evidencing Securities Collateral (other than uncertificated Securities Collateral) acquired by such Pledgor after the date hereof, if the value of such Securities Collateral (excluding the Capital Stock of any Subsidiary of the Borrower and any Intercompany Notes to the extent constituting Pledged Collateral, which Capital Stock and Intercompany Notes shall be delivered regardless of the value of such Securities Collateral) exceeds [*****] in the aggregate for all Pledgors, shall promptly (but in any event within 30 days after receipt thereof by such Pledgor) be delivered to and held by or on behalf of the Secured Party pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Secured Party. Subject to the terms hereof, the Secured Party shall have the right, at any time upon the occurrence and during the continuance of any Event of Default and upon notice by the Secured Party to the applicable Pledgor, to endorse, assign or otherwise transfer to or to register in the name of the Secured Party or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 3.2 Perfection of Uncertificated Securities Collateral. Each Pledgor represents and warrants that subject to the filings and other actions described in Schedule 6 to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made) the Secured Party has a perfected first priority security interest (to the extent perfection may be achieved by filing such UCC financing statement) in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof, subject only to Permitted Liens. Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, (i) cause or, in the case of an issuer that is not a Subsidiary of a Pledgor, use commercially reasonable efforts to cause, the issuer to execute and deliver to the Secured Party an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 hereto or such other form that is reasonably satisfactory to the Secured Party, and (ii) if necessary or desirable to perfect a security interest in such Pledged Securities, cause or, in the case of an issuer that is not a Pledgor, use commercially reasonable efforts to cause, such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Secured Party the right to transfer such Pledged Securities under the terms hereof.

SECTION 3.3 Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that all financing statements, agreements, instruments and other documents necessary to perfect pursuant to a UCC filing or a filing with the United States Patent and Trademark Office the security interest granted by it to the Secured Party in respect of the Pledged Collateral have been delivered to the Secured Party in completed and, to the extent necessary or appropriate, duly executed form for filing in the filing offices listed on Schedule 6 to the Perfection Certificate or the United States Patent and Trademark Office, as applicable. Each Pledgor agrees that at the sole cost and expense of the Pledgors, such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest subject only to Permitted Liens and subject to the proper and timely filing of continuation statements necessary to continue the perfection of the security interest created by this Agreement by Secured Party.

SECTION 3.4 Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in the Pledged Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Pledged Collateral:

(a) Instruments and Tangible Chattel Paper. As of the date hereof, no amounts payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 10 to the Perfection Certificate. Each Instrument and each item of Tangible Chattel Paper listed in Schedule 10 to the Perfection Certificate as of the date hereof has been properly endorsed, assigned and delivered to the Secured Party, accompanied by instruments of transfer or assignment duly executed in blank. If any amount then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, and such amount, together with all amounts payable evidenced by any Instrument or Tangible Chattel Paper not previously delivered to the Secured Party exceeds [*****] in the aggregate for all Pledgors, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within 30 days after receipt thereof) endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

(b) Deposit Accounts. As of the date hereof, no Pledgor has any Deposit Accounts other than the accounts listed in Schedule 13 to the Perfection Certificate. Each Pledgor shall on

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Confidential treatment has been requested with respect to the omitted portions.

or before the Closing Date or within the time period expressly permitted under the Loan Agreement or other Loan Documents, enter into a Deposit Account Control Agreement with respect to each Deposit Account, other than the Excluded Accounts, to ensure that the Secured Party has a first priority security interest in each such Deposit Account perfected by Control, subject to Permitted Liens. No Pledgor shall hereafter establish and maintain any Deposit Account, other than any Excluded Account, unless (1) it shall have given the Secured Party prior written notice of its intention to establish such new Deposit Account with a Bank, and (2) such Bank and such Pledgor shall have duly executed and delivered to the Secured Party a Deposit Account Control Agreement with respect to such Deposit Account. Each Pledgor agrees that once the Secured Party sends an instruction or notice to a Bank exercising its Control over any Deposit Account when an Event of Default has occurred and is continuing, such Pledgor shall not give any instructions or orders with respect to such Deposit Account including, without limitation, instructions for distribution or transfer of any funds in such Deposit Account. No Pledgor shall grant Control of any Deposit Account, other than an Excluded Account, to any person other than the Secured Party.

(c) Securities Accounts and Commodity Accounts.

(i) As of the date hereof, no Pledgor has any Securities Accounts or Commodity Accounts other than those listed in Schedule 13 to the Perfection Certificate. Each Pledgor shall on or before the Closing Date or within the time period expressly permitted under the Loan Agreement or other Loan Documents enter into a Control Agreement with respect to each such Securities Account, other than the Excluded Accounts, to ensure that the Secured Party has a first priority security interest in each such Securities Account perfected by Control, subject to Permitted Liens. No Pledgor shall hereafter establish and maintain any Securities Account or Commodity Account (other than Excluded Accounts) with any Securities Intermediary or Commodity Intermediary unless (1) it shall have given the Secured Party prior written notice of its intention to establish such new Securities Account or Commodity Account with such Securities Intermediary or Commodity Intermediary and (2) such Securities Intermediary or Commodity Intermediary, as the case may be, and such Pledgor shall have duly executed and delivered a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be. Each Pledgor agrees that once the Secured Party sends an instruction or notice to a Securities Intermediary or Commodity Intermediary exercising its Control over any Securities Account and Commodity Account when an Event of Default has occurred and is continuing, such Pledgor shall not give any instructions or orders with respect to such Securities Account and Commodity Account including, without limitation, instructions for investment, distribution or transfer of any Investment Property or financial asset maintained in such Securities Account or Commodity Account. No Pledgor shall grant Control over any Investment Property, other than Excluded Accounts, to any person other than the Secured Party.

(ii) As between the Secured Party and the Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a Security Entitlement or deposit by, or subject to the Control of, the Secured Party, a Securities Intermediary, a Commodity Intermediary, any Pledgor or any other person.

(d) Electronic Chattel Paper and Transferable Records. As of the date hereof, no amount under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform

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Electronic Transactions Act as in effect in any relevant jurisdiction) other than such Electronic Chattel Paper and transferable records listed in Schedule 10 to the Perfection Certificate. If any amount payable under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Secured Party thereof and shall take such action as the Secured Party may reasonably request to vest in the Secured Party control of such Electronic Chattel Paper under Section 9-105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The requirement in the preceding sentence shall not apply to the extent that such amount, together with all amounts payable evidenced by Electronic Chattel Paper or any transferable record in which the Secured Party has not been vested control within the meaning of the statutes described in the immediately preceding sentence, does not exceed [*****] in the aggregate for all Pledgors. The Secured Party agrees with such Pledgor that the Secured Party will arrange, pursuant to procedures reasonably satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party’s loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

(e) Letter-of-Credit Rights. If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued, such Pledgor shall promptly notify the Secured Party thereof and such Pledgor shall, at the request of the Secured Party during the continuation of an Event of Default, pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Secured Party of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Secured Party to become the transferee beneficiary of such Letter of Credit, with the Secured Party agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Loan Agreement. The actions in the preceding sentence shall not be required to the extent that the amount of any such Letter of Credit, together with the aggregate amount of all other Letters of Credit for which the actions described above in clause (i) and (ii) have not been taken, does not exceed [*****] in the aggregate for all Pledgors.

(f) Commercial Tort Claims. As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims other than those listed in Schedule 12 to the Perfection Certificate. If any Pledgor shall at any time on or after the date hereof hold or acquire a Commercial Tort Claim, such Pledgor shall promptly (and in any event within 30 days thereof) notify the Secured Party in writing signed by such Pledgor of the brief details thereof and grant to the Secured Party in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Secured Party. The requirement in the preceding sentence shall not apply to the extent that the amount of such Commercial Tort Claim, together with the amount of all other Commercial Tort Claims held by any Pledgor in which the Secured Party does not have a security interest, does not exceed [*****] in the aggregate for all Pledgors.

(g) Bailee Letters. As of the date hereof, each Pledgor hereby represents and warrants that all locations of bailees at which Pledged Collateral valued at [*****] or more is located are set forth in Schedule I to this Agreement. Each Pledgor shall use commercially reasonable efforts

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to obtain as soon as practicable after the date hereof with respect to each location set forth in Schedule I to this location, a Bailee Letter and use commercially reasonable efforts to obtain a Bailee Letter from all such bailees, who from time to time have possession of any Pledge Collateral with a value in excess of [*****]. A Bailee Letter shall not be required if the value of the Pledged Collateral held by such bailee is less than [*****] or such location is a clinical trial site, provided that the aggregate value of Pledged Collateral held by all bailees who have not delivered a Bailee Letter (other than clinical trial sites) is less than [*****] in the aggregate.

(h) Motor Vehicles. Upon the reasonable request of the Secured Party, each Pledgor shall deliver to the Secured Party originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by certificates of title or ownership) owned by it, with the Secured Party listed as lienholder therein. Such requirement shall not apply if any such motor vehicle (or any such other Equipment) is valued at less than [*****] individually, provided that the aggregate value of all motor vehicles (and such Equipment) as to which any Pledgor has not delivered a certificate of title or ownership is less than [*****].

SECTION 3.5 Joinder of Additional Guarantors. The Pledgors shall cause each Subsidiary of the Borrower which, from time to time, after the date hereof shall be required to pledge any assets (other than Excluded Property) to the Secured Party pursuant to the provisions of the Loan Agreement, to execute and deliver to the Secured Party (i) a Joinder Agreement substantially in the form of Exhibit 3 hereto and (ii) a Perfection Certificate, in each case, within 30 days of the date on which it was acquired or created, and upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

SECTION 3.6 Supplements; Further Assurances. Each Pledgor shall take such further actions, and execute and/or deliver to the Secured Party such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Secured Party may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Secured Party hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Secured Party’s security interest in the Pledged Collateral or permit the Secured Party to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Secured Party and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by Law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Secured Party hereunder, as against third parties, with respect to the Pledged Collateral, in each case, subject to the terms hereof. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Secured Party from time to time upon reasonable request by the Secured Party such lists, schedules, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Secured Party shall reasonably request, in each case, subject to the terms hereof. If an Event of Default has occurred and is continuing, the Secured Party may institute and

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Secured Party may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors. Notwithstanding anything herein to the foregoing, in no event shall any Pledgor be required to deliver foreign law governed pledge agreements or opinions of local counsel with respect to pledges of Capital Stock of Foreign Subsidiaries.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows:

SECTION 4.1 Title. Except for the security interest granted to the Secured Party pursuant to this Agreement and Permitted Liens, such Pledgor owns and has rights and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Pledged Collateral pledged by it hereunder, free and clear of any and all Liens or claims of others.

SECTION 4.2 Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted to the Secured Party hereunder constitutes as of the date hereof (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filings and other actions described in Schedule 6 to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made), a perfected security interest in all the Pledged Collateral. The security interest and Lien granted to the Secured Party pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a perfected, continuing security interest therein except as otherwise permitted hereunder, prior to all other Liens on the Pledged Collateral except for Permitted Liens and subject to the filing of continuation statements. Notwithstanding anything herein to the contrary, no Pledgor shall be required to take any action outside of the United states to perfection any liens granted hereunder.

SECTION 4.3 Defense of Claims; Transferability of Pledged Collateral. At the request of Secured Party, each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Secured Party and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse to the Secured Party or any other Secured Party other than Permitted Liens. There is no agreement, order, judgment or decree, and no Pledgor shall enter into any agreement or take any other action, that would restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with such Pledgor’s obligations or the rights of the Secured Party hereunder, except (a) as set forth in the Loan Documents, (b) for customary restrictions set forth in leases, licenses, subleases, sublicenses or asset sale agreements, (c) for customary restrictions prohibiting assignment in agreements entered into in the ordinary course of business and (d) restrictions set forth in agreements governing Permitted Liens.

SECTION 4.4 Other Financing Statements. It has not filed, nor authorized any third party to file (nor will there be), any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Secured Party pursuant to this Agreement or in favor of any holder of a Permitted Lien with respect to such Permitted Lien or financing statements or public notices relating to the termination statements listed on Schedule 8 to the Perfection Certificate. No Pledgor shall execute or authorize to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any

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jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to any holder of a Permitted Lien.

SECTION 4.5 Location of Inventory and Equipment. It shall not move any Equipment or Inventory having a value that exceeds [*****] to any location for a period of longer than [*****], other than (x) Equipment out for repair or in the possession of employees, (y) any location leased by a Foreign Subsidiary or (z) a Bailee Letter was obtained pursuant to Section 3.4(g), as applicable.

SECTION 4.6 Due Authorization and Issuance. All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable to the extent applicable. There is no amount or other obligation owing by any Pledgor to any issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities or any Pledgor’s status as a partner or a member of any issuer of the Pledged Securities.

SECTION 4.7 Consents, etc. In the event that the Secured Party desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Secured Party, such Pledgor agrees to use its commercially reasonable efforts to assist and aid the Secured Party to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers; provided, it is understood that no Pledgor shall be required to register any Securities Collateral under the Securities Act or similar laws.

SECTION 4.8 Pledged Collateral. All information set forth herein, including the schedules hereto, and all information contained in any documents, schedules and lists heretofore delivered to the Secured Party, including the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects as of the date hereof (or as of the date of any supplement thereto). The Pledged Collateral described on the schedules to the Perfection Certificate constitutes all of the property of such type of Pledged Collateral owned or held by the Pledgors as of the date hereof (or as of the date of any supplement thereto) required to be described on such schedules.

SECTION 4.9 Insurance. In the event that the proceeds of any insurance claim are paid to any Pledgor after the Secured Party has exercised its right to foreclose after and during the continuance of an Event of Default, such net proceeds shall be held in trust for the benefit of the Secured Party and immediately after receipt thereof shall be paid to the Secured Party in accordance with the terms of the Loan Agreement.

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1 Pledge of Additional Securities Collateral. Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any person, accept the same in trust for the benefit of the Secured Party and if the value of such Pledged Securities (excluding the Capital Stock of any Subsidiary of the Borrower and Intercompany Notes constituting Pledged Collateral, which Capital Stock and Intercompany Notes shall be delivered regardless of the value of such Pledged Securities and Intercompany Notes) exceeds [*****] in the aggregate for all Pledgors, the Pledgor promptly (but in any event within [*****] days after receipt thereof) deliver to the Secured Party a pledge amendment, duly executed by

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such Pledgor, in substantially the form of Exhibit 2 hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Secured Party shall for all purposes hereunder be considered Pledged Collateral.

SECTION 5.2 Voting Rights; Distributions; etc.

(a) So long as no Event of Default shall have occurred and be continuing or to the extent an Event of Default has occurred and is continuing, until the time as specified in Section 5.3(c) below:

(i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Loan Agreement or any other document evidencing the Secured Obligations.

(ii) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Loan Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities, to the extent not constituting Excluded Property, shall be forthwith delivered to the Secured Party to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Secured Party and be promptly (but in any event within [*****] days after receipt thereof) delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

(b) So long as no Event of Default shall have occurred and be continuing or to the extent an Event of Default has occurred and is continuing, until the time as specified in Section 5.3(c) below, the Secured Party shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.

(c) Upon the occurrence and during the continuance of any Event of Default and, notwithstanding anything to the contrary set forth in this Agreement, after prior written notice to the applicable Pledgor:

(i) All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to exercise such voting and other consensual rights.

(ii) All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

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(d) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Secured Party appropriate instruments as the Secured Party may reasonably request in order to permit the Secured Party to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.

(e) All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(a)(ii) hereof shall be received in trust for the benefit of the Secured Party and shall promptly (and in any event within two Business Days) be paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

SECTION 5.3 Defaults, etc. Each Pledgor hereby represents and warrants that (i) such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder except for such defaults or violations that could not reasonably be expected to result in a Material Adverse Effect, (ii) no Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto, and (iii) as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organizational Documents and certificates representing such Pledged Securities that have been (or to the extent expressly permitted by the Loan Documents will be) delivered to the Secured Party) which evidence any Pledged Securities of such Pledgor.

SECTION 5.4 Certain Agreements of Pledgors As Issuers and Holders of Capital Stock.

(a) In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it, to the extent permitted by applicable law.

(b) In the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Secured Party or its nominee and to the substitution of the Secured Party or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL PROPERTY COLLATERAL

SECTION 6.1 Grant of Intellectual Property License. For the purpose of enabling the Secured Party, during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Secured Party (exercisable solely upon the occurrence of and during the continuance of an Event of Default), to the extent assignable, an irrevocable, non-exclusive license to use, assign, license or sublicense any of the Intellectual Property Collateral now

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owned or hereafter acquired by such Pledgor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

SECTION 6.2 After Acquired Property. If any Pledgor shall at any time after the date hereof (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, or if any intent-to use trademark application is no longer subject to clause (c) of the definition of Excluded Property, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Pledgor shall promptly (and in any event within 45 days) provide to the Secured Party written notice of any of the foregoing as it relates to registered Intellectual Property Collateral and confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) above by execution of an instrument in form reasonably acceptable to the Secured Party and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Secured Party’s security interest in such Intellectual Property Collateral. Further, each Pledgor authorizes the Secured Party to modify this Agreement by amending Schedules 11(a) and 11(b) to the Perfection Certificate to include any Intellectual Property Collateral of such Pledgor acquired or arising after the date hereof for which written notice has been provided as set forth herein. Notwithstanding the foregoing, nothing herein shall require the delivery or execution of foreign law governed documents with respect to foreign Intellectual Property Collateral or the filing or registering of same.

SECTION 6.3 Litigation. Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral in the reasonable business judgment of the Pledgors. Upon the occurrence and during the continuance of any Event of Default, to the extent such Pledgor has such rights, the Secured Party shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of the Secured Party to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit by the Secured Party, each Pledgor shall, at the reasonable request of the Secured Party, do any and all lawful acts and execute any and all documents requested by the Secured Party in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Secured Party for all reasonable, out-of-pocket costs and expenses incurred by the Secured Party in the exercise of its rights under this Section 6.3 in accordance with Sections 4.03 and 4.04 and Article XII of the Loan Agreement. In the event that the Secured Party shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Secured Party, to take all Commercially Reasonable and Diligent Efforts, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by any person.

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1 Maintenance of Records. Each Pledgor shall, at such Pledgor’s sole cost and expense, upon the Secured Party’s demand made at any time after the occurrence and during the continuance

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of any Event of Default, deliver all tangible evidence of Receivables, including all documents evidencing Receivables and any books and records relating thereto to the Secured Party or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Secured Party may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Receivables, subject to limitations under Section 13.18 of the Loan Agreement, to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Receivables or the Secured Party’s security interest therein without the consent of any Pledgor.

SECTION 7.2 Legend. Each Pledgor shall legend, at the request of the Secured Party during the continuance of an Event of Default and in form and manner reasonably satisfactory to the Secured Party, the Receivables and the other books, records and documents of such Pledgor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Secured Party and that the Secured Party has a security interest therein.

SECTION 7.3 Modification of Terms, etc. No Pledgor shall rescind or cancel any material obligations evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice, or extend or renew any such obligations except in the ordinary course of business consistent with prudent business practice or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Receivable or interest therein except in the ordinary course of business consistent with prudent business practice without the prior written consent of the Secured Party.

SECTION 7.4 Collection. Each Pledgor shall use its commercially reasonable efforts to collect from the Account Debtor each of the Receivables, as and when due in the ordinary course of business and consistent with prudent business practice (including Receivables that are delinquent, such Receivables to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable, except that any Pledgor may, with respect to a Receivable, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Receivables and such other modifications of payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor’s ordinary course of business consistent with its collection practices as in effect from time to time. The reasonable out-of-pocket costs and expenses (including attorneys’ fees) of collection, in any case, whether incurred by any Pledgor or the Secured Party, shall be paid by the Pledgors.

ARTICLE VIII

TRANSFERS

SECTION 8.1 Transfers of Pledged Collateral. No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as expressly permitted by the Loan Agreement.

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ARTICLE IX

REMEDIES

SECTION 9.1 Remedies. Upon the occurrence and during the continuance of any Event of Default, the Secured Party may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

(i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

(ii) Upon prior written notice to the applicable Pledgor, demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Secured Party, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Secured Party and shall promptly (but in no event later than three (3) Business Days after receipt thereof) pay such amounts to the Secured Party;

(iii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Secured Party at any place or places so designated by the Secured Party, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Secured Party and therewith delivered to the Secured Party, (B) store and keep any Pledged Collateral so delivered to the Secured Party at such place or places pending further action by the Secured Party and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(iv) is of the essence hereof;

(v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Secured Obligations as provided in Article X hereof;

(vi) Retain and apply the Distributions to the Secured Obligations as provided in Article X hereof;

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(vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

(viii) Exercise all the rights and remedies of a secured party upon the occurrence and during the continuance of an Event of Default under the UCC, and the Secured Party may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. Subject to applicable law, the Secured Party or any of its Affiliates may be the purchaser, licensee, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Secured Party shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Secured Party arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

SECTION 9.2 Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Pledged Collateral or any part thereof shall be required by law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters.

SECTION 9.3 Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable Law, notice or judicial hearing in connection with the Secured Party’s taking possession or the Secured Party’s disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, subject to compliance with Section 9-207 of the UCC, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Secured Party shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of gross negligence or willful misconduct on the part of the Secured Party. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

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SECTION 9.4 Certain Sales of Pledged Collateral.

(a) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Secured Party than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Secured Party shall have no obligation to engage in public sales.

(b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Secured Party than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act of 1933, as amended (the “Securities Act”) or under applicable state securities laws, even if such issuer would agree to do so.

(c) If the Secured Party determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall from time to time furnish to the Secured Party all such information as the Secured Party may reasonably request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Secured Party as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(d) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4, to the extent permitted by applicable Law, shall be specifically enforceable against such Pledgor, and such Pledgor, to the extent permitted by applicable Law, hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that (i) no Event of Default has occurred and is continuing or (ii) the payment in full of all Obligations (other than contingent obligations for which no claim has been made).

SECTION 9.5 No Waiver; Cumulative Remedies.

(a) No failure on the part of the Secured Party to exercise, no course of dealing with respect to, and no delay on the part of the Secured Party in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power,

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privilege or remedy; nor shall the Secured Party be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.

(b) In the event that the Secured Party shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case, the Pledgors and the Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Secured Party shall continue as if no such proceeding had been instituted.

SECTION 9.6 Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, upon the written demand of the Secured Party, each Pledgor shall execute and deliver to the Secured Party an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill and such other documents as are necessary or appropriate to carry out the intent and purposes hereof.

ARTICLE X

APPLICATION OF PROCEEDS

SECTION 10.1 Application of Proceeds. The proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Secured Party of its remedies shall be applied, together with any other sums then held by the Secured Party pursuant to this Agreement as follows:

1) First, to the payment of the costs and expenses as provided in Section 4.04 of the Loan Agreement;

2) Second, any surplus then remaining to the payment of the Secured Obligations in such order and manner as the Lender may in its reasonable discretion determine; and

3) Third, any surplus then remaining to Borrower or any other Person that may be legally entitled thereto.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1 Concerning Secured Party. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Secured Party, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that the Secured Party shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

SECTION 11.2 Secured Party May Perform; Secured Party Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants

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to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral, other than Permitted Liens or (iii) discharge Liens other than Permitted Liens but after the expiration of any grace period) or if any representation or warranty on the part of any Pledgor contained herein shall fail to be true in all material respects, the Secured Party may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Secured Party shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Loan Agreement; provided, further, that unless an Event of Default has occurred and is continuing or time is of the essence, the Secured Party shall not take the foregoing actions without first making demand on the Pledgors and the Pledgors failing to promptly comply therewith. Any and all amounts so expended by the Secured Party shall be paid by the Pledgors in accordance with the provisions of Sections 4.03 and 4.04 of the Loan Agreement. Neither the provisions of this Section 11.2 nor any action taken by the Secured Party pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Secured Party its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Secured Party’s discretion to take any action and to execute any instrument consistent with the terms of the Loan Agreement, this Agreement and the other Loan Documents which the Secured Party may deem necessary or advisable to accomplish the purposes hereof (but the Secured Party shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

Anything in this Section 11.2 to the contrary, the Administrative Agent agrees that, except as provided above, it will not exercise any rights under the foregoing power of attorney unless an Event of Default shall have occurred and be continuing.

SECTION 11.3 Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and each of its successors, transferees and assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Each of the Pledgors agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of any Pledgor or otherwise.

SECTION 11.4 Termination; Release. This Agreement shall terminate when all the Secured Obligations have been paid in full in cash (other than contingent obligations for which no claim has been made) and all commitments to make loans under the Loan Agreement have terminated. Upon termination of this Agreement the Pledged Collateral shall be automatically released from the Lien of this Agreement. If any of the Pledged Collateral shall be sold, transferred or otherwise disposed of by any Pledgor to a Person that is not a Pledgor in a transaction permitted by the Loan Agreement, such Pledged Collateral shall be automatically released from the Liens created hereby, and upon any such release or any release of Pledged Collateral or any part thereof in accordance with the provisions of the Loan Agreement, the Secured Party shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and

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Confidential treatment has been requested with respect to the omitted portions.

deliver to Pledgor, against receipt and without recourse to or warranty by the Secured Party except as to the fact that the Secured Party has not encumbered the released assets, such of the Pledged Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Secured Party and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination financing statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

SECTION 11.5 Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Loan Agreement and unless in writing and signed by the Secured Party. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

SECTION 11.6 Notices. Unless otherwise provided herein or in the Loan Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Loan Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Loan Agreement and as to the Secured Party, addressed to it at the address set forth in the Loan Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.6.

SECTION 11.7 Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Sections 13.10, 13.11, 13.12 and 13.13 of the Loan Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 11.8 Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

SECTION 11.9 Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11.10 Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

SECTION 11.11 No Credit for Payment of Taxes or Imposition. No Pledgor shall be entitled to any credit against the principal, premium, if any, or interest payable under the Loan Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 11.12 No Claims Against Secured Party. Nothing contained in this Agreement shall constitute any consent or request by the Secured Party, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Secured Party in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

SECTION 11.13 No Release. Nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Secured Party of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Loan Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, the Secured Party shall not have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of each Pledgor contained in this Section 11.13 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Loan Agreement and the other Loan Documents.

SECTION 11.14 Right of Setoff. If an Event of Default shall have occurred and be continuing, the Secured Party and its Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency but excluding any deposits consisting of Excluded Property) at any time held and other obligations (in whatever currency) at any time owing by the Secured Party or any such Affiliate to or for the credit or the account of the Borrower or any other Pledgor against any and all of the Secured Obligations to the extent due and owing, irrespective of whether or not the Secured Party shall have made any demand under this Agreement, the Loan Agreement or any other Loan Document.

SECTION 11.15 Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

(ii) any lack of validity or enforceability of the Loan Agreement or any Loan Document, or any other agreement or instrument relating thereto;

(iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or any Loan Document or any other agreement or instrument relating thereto;

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

(iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

(v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Loan Agreement or any Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or

(vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor other than the defense of the payment in full of the Secured Obligations (other than contingent obligations for which no claim has been made).

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, each Pledgor and the Secured Party have caused this Agreement to be duly executed and by duly authorized officers as of the date above written.

RAPTOR PHARMACEUTICAL CORP., as Pledgor

By:	/s/ Georgia Erbez
Name: Georgia Erbez
Title: Chief Financial Officer, Secretary and Treasurer

RAPTOR THERAPEUTICS INC., as Pledgor

By:	/s/ Georgia Erbez
Name: Georgia Erbez
Title:Chief Financial Officer, Secretary and Treasurer

RAPTOR DISCOVERIES INC., as Pledgor

By:	/s/ Georgia Erbez
Name: Georgia Erbez
Title:Chief Financial Officer, Secretary and Treasurer

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

HEALTHCARE ROYALTY PARTNERS II, L.P., as Pledgor

By:	HealthCare Royalty GP II, LLC
its General Partner

By:	/s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Founding Managing Director

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 1

Bailee Locations

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 1

[Form of]

ISSUER’S ACKNOWLEDGMENT

The undersigned hereby (i) acknowledges receipt of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of December 20, 2012, made by RAPTOR PHARMACEUTICAL CORP., a Delaware corporation (the “Borrower”), the Guarantors party thereto and HEALTHCARE ROYALTY PARTNERS II, L.P., as secured party (in such capacity and together with any successors in such capacity, the “Secured Party”), (ii) agrees promptly to note on its books the security interests granted to the Secured Party and confirmed under the Security Agreement, (iii) agrees that, upon the occurrence and during the continuation of an Event of Default, it will comply with instructions of the Secured Party with respect to the applicable Securities Collateral (including all Capital Stock of the undersigned to the extent constituting Pledged Collateral) without further consent by the applicable Pledgor and (iv) agrees to notify the Secured Party upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of the Secured Party therein (other than Permitted Liens).

[

By:
Name:
Title:

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 2

[Form of]

SECURITIES PLEDGE AMENDMENT

This Securities Pledge Amendment, dated as of [            ], is delivered pursuant to Section 5.1 of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of December 20, 2012 made by RAPTOR PHARMACEUTICAL CORP., a Delaware corporation (the “Borrower”), the Guarantors party thereto and HEALTHCARE ROYALTY PARTNERS II, L.P., as secured party (in such capacity and together with any successors in such capacity, the “Secured Party”). The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OF INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OF INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER CAPITAL STOCK OF ISSUER

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

INTERCOMPANY NOTES

ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE	INTEREST RATE	MATURITY DATE

[ ], as Pledgor

By:
Name:
Title:

AGREED TO AND ACCEPTED:
HEALTHCARE ROYALTY PARTNERS II, L.P., as Secured Party

By:	HealthCare Royalty GP, LLC,
its General Partner

By:
Name:
Title:

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 3

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]

[Address of New Pledgor]

[Date]

Ladies and Gentlemen:

Reference is made to the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of December 20, 2012 made by RAPTOR PHARMACEUTICAL CORP., a Delaware corporation (the “Borrower”), the Guarantors thereto and HEALTHCARE ROYALTY PARTNERS II, L.P., as secured party (in such capacity and together with any successors in such capacity, the “Secured Party”).

This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [            ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as of the date of execution of this Joinder Agreement as a Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. The New Pledgor also hereby agrees to be bound as of the date of execution of this Joinder Agreement as a party by all of the terms, covenants and conditions applicable to it set forth in Articles VIII and IX of the Loan Agreement to the same extent that it would have been bound if it had been a signatory to the Loan Agreement on the execution date of the Loan Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Secured Party, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and Article VII of the Loan Agreement.

Annexed hereto are supplements to each of the schedules to the Security Agreement and the Loan Agreement, as applicable, with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement or the Loan Agreement, as applicable.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR], as Pledgor

By:
Name:
Title:

AGREED TO AND ACCEPTED:
HEALTHCARE ROYALTY PARTNERS II, L.P., as Secured Party

By:	HealthCare Royalty GP, LLC,
its General Partner

By:
Name:
Title:

[Schedules to be attached]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 4

[Form of]

Copyright Security Agreement

Copyright Security Agreement, dated as of [            ], by RAPTOR PHARMACEUTICAL CORP. and [            ] (individually, a “Pledgor,” and, collectively, the “Pledgors”), in favor of HEALTHCARE ROYALTY PARTNERS II, L.P., in its capacity as secured party pursuant to the Loan Agreement (in such capacity, the “Secured Party”).

W I TN E SS E T H:

WHEREAS, the Pledgors are party to a Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Secured Party pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Secured Party to enter into the Loan Agreement, the Pledgors hereby agree with the Secured Party as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. Each Pledgor hereby pledges and grants to the Secured Party a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Copyrights of such Pledgor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing (in the case of (a) and (b), other than Excluded Property).

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Secured Party pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the payment in full of the Second Obligations (other than contingent obligations for which no claim has been made), the Secured Party shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 6. Governing Law. This Copyright Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Copyright Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS]

By:
Name:
Title:

AGREED TO AND ACCEPTED:
HEALTHCARE ROYALTY PARTNERS II, L.P., as Secured Party

By:	HealthCare Royalty GP, LLC,
its General Partner

By:
Name:
Title:

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

•	Copyright Applications:

OWNER	TITLE

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 5

[Form of]

Patent Security Agreement

Patent Security Agreement, dated as of [    ], by RAPTOR PHARMACEUTICAL CORP. and [            ] (individually, a “Pledgor,” and, collectively, the “Pledgors”), in favor of HEALTHCARE ROYALTY PARTNERS II, L.P., as secured party pursuant to the Loan Agreement (in such capacity, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Secured Party pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Secured Party to enter into the Loan Agreement, the Pledgors hereby agree with the Secured Party as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Pledgor hereby pledges and grants to the Secured Party a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Patents of such Pledgor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing (other than in case of both clauses (a) and (b), Excluded Property).

SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Secured Party pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations (other than contingent obligations for which no claim has been made), the Secured Party shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 6. Governing Law. This Patent Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Patent Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS]

By:
Name:
Title:

Accepted and Agreed:

HEALTHCARE ROYALTY PARTNERS II, L.P., as Secured Party

By:	HealthCare Royalty GP, LLC,
its General Partner

By:
Name:
Title:

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS AND PATENT APPLICATIONS

•	Patent Registrations:

OWNER	REGISTRATION NUMBER	NAME

•	Patent Applications:

OWNER	APPLICATION NUMBER	NAME

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 6

[Form of]

Trademark Security Agreement

Trademark Security Agreement, dated as of [ ], by RAPTOR PHARMACEUTICAL CORP. and [            ] (individually, a “             ,” and, collectively, the “Pledgors”), in favor of HEALTHCARE ROYALTY PARTNERS II, L.P., in its capacity as secured party pursuant to the Loan Agreement (in such capacity, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Secured Party pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Secured Party to enter into the Loan Agreement, the Pledgors hereby agree with the Secured Party as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. Each Pledgor hereby pledges and grants to the Secured Party a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Trademarks of such Pledgor listed on Schedule I attached hereto;

(b) all Goodwill associated with such Trademarks; and

(c) all Proceeds of any and all of the foregoing (other than in the case of (a), (b) and (c), Excluded Property).

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Secured Party pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations (other than contingent obligations for which no claim has been made), the Secured Party shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This Trademark Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Trademark Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

[signature page follows]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS]

By:
Name:
Title:

Accepted and Agreed:

HEALTHCARE ROYALTY PARTNERS II, L.P., as Secured Party

By:	HealthCare Royalty GP, LLC,
its General Partner

By:
Name:
Title:

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

•	Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

•	Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 7

[FORM OF NOTICE TO BAILEE OF SECURITY INTEREST IN INVENTORY]

CERTIFIED MAIL — RETURN RECEIPT REQUESTED

[                    ], 20[    ]

TO:	[Bailee’s Name]

[Bailee’s Address]

Re: Raptor Pharmaceutical Corp. (the “Borrower”)

Ladies and Gentlemen:

In connection with that certain Security Agreement, dated as of December [    ], 2012 (the “Security Agreement”), made by Borrower, the Guarantors party thereto and HealthCare Royalty Partners II, L.P., as Secured Party (“HRP”), we have granted to HRP a security interest in substantially all of our personal property, including our inventory.

This letter constitutes notice to you, and your signature below will constitute your acknowledgment, of HRP’s continuing first priority security interest in all goods with respect to which you are acting as bailee. Until you are notified in writing to the contrary by HRP, however, you may continue to accept instructions from us regarding the delivery of goods stored by you. After notice from HRP, you shall comply with all instructions (regarding the delivery of goods stored by you and any other matters relating thereto) from HRP and stop complying with any such instructions from us.

Your acknowledgment also constitutes a waiver and release, for HRP’s benefit, of any and all claims, liens, including bailee’s liens, and demands of every kind which you have or may later have against such goods (including any right to include such goods in any secured financing to which you may become party).

In order to complete our records, kindly have a duplicate of this letter signed by an officer of your company and return same to us at your earliest convenience.

Receipt acknowledged, confirmed and	Very truly yours,
approved:

[BAILEE]	[APPLICABLE PLEDGOR]

By:	By:
Name:	Name:
Title:	Title:

cc:         HealthCare Royalty Partners II, L.P.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Exhibit C

Form of Promissory Note

Promissory Note

US $60,000,000	New York, New York July [ ], 2014

FOR VALUE RECEIVED, Raptor Pharmaceutical Corp., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of HealthCare Royalty Partners II, L.P. or its registered assigns (the “Lender”), in lawful money of the United States of America, in same day funds on the Maturity Date the principal sum of Sixty Million Dollars (US $60,000,000) less the aggregate amount of all payments of the principal amount from time to time under the Loan Agreement referred to below.

The Borrower also promises to pay interest on the unpaid principal amount hereof in like money, from the date hereof until such unpaid principal is paid in full, at the rates, at the times and in the manner provided in the Loan Agreement referred to below.

This Note is the Note referred to in the Amended and Restated Loan Agreement, dated as of July 1, 2014, by and among the Borrower, the guarantors party thereto and the Lender (as amended from time to time, the “Loan Agreement”) and is entitled to the benefits thereof and of the other Loan Documents. This Note is secured as provided in the Loan Documents. This Note is subject to optional prepayment, in whole but not in part, prior to the Scheduled Maturity Date as provided in the Loan Agreement.

This Note is secured as provided in the Security Agreement and other Loan Documents. Reference is hereby made to the Security Agreement for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interest was granted and the rights of the holder of this Note in respect thereof.

If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

C-1

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

RAPTOR PHARMACEUTICAL CORP.

By:
Name:
Title:

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

C-2

Exhibit D

1.         [Reserved.]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

D-1

Exhibit E

Form of Notice of Borrowing

NOTICE OF BORROWING

Pursuant to Section 2.02 of that certain Amended and Restated Loan Agreement (the “Loan Agreement”), dated as of July 1, 2014, by and among HEALTHCARE ROYALTY PARTNERS II, L.P., a Delaware limited partnership, as lender (the “Lender”), RAPTOR PHARMACEUTICAL CORP., a Delaware corporation, as borrower (“Borrower”) and the guarantors party thereto, Borrower hereby gives notice to the Lender that it wishes to borrow a principal amount equal to the Additional Tranche C Commitment on July [    ], 2014. All capitalized terms used herein without definition shall have the meanings set forth in the Loan Agreement.

RAPTOR PHARMACEUTICAL CORP.,
as Borrower

By:
Name:
Title:

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

E-1

Exhibit F

Form of Amendment Effective Date Certificate

Amendment Effective Date Certificate of Borrower

The undersigned, being the duly elected and qualified Chief Executive Officer of Raptor Pharmaceutical Corp., a Delaware corporation (“Borrower”), does hereby certify pursuant to Section 6.01(c)(i) of that certain Amended and Restated Loan Agreement dated as of July 1, 2014 (as amended, modified or supplemented from time to time, the “Loan Agreement”) among Borrower, the guarantors party thereto and HealthCare Royalty Partners II, L.P., a Delaware limited partnership (the “Lender”), as of July [    ], 2014 (the “Amendment Effective Date”), that:

(A) no event has occurred which is continuing that (i) constitutes a Default or an Event of Default or (ii) could reasonably be expect to constitute a Material Adverse Effect, in each case both at the time of, and immediately after giving effect to, the making of the Additional Tranche C Loan and the exchange of the Tranche A Loan and the Tranche B Loan into a portion of the Tranche C Loan;

(B) the representations and warranties made by Borrower in Article VII of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as of the Amendment Effective Date, at the time of and immediately after giving effect to the Tranche C Loan (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects);

(C) as of the Amendment Effective Date, all necessary governmental and third-party approvals, consents and filings, including in connection with the Tranche C Loan and the other Loan Documents have been obtained or made and remain in full force and effect; and

(D) as of the Amendment Effective Date, each of the other conditions precedent set forth in Section 6.01 of the Loan Agreement to the obligation of the Lender to make the Tranche C Loan has been satisfied.

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

F-1

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the Amendment Effective Date.

“Borrower”

RAPTOR PHARMACEUTICAL CORP.

By:
Name:
Title: Chief Executive Officer

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

F-2

Exhibit G-1

Form of Perfection Certificate

PERFECTION CERTIFICATE

[See attached.]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-1

PERFECTION CERTIFICATE

July 23, 2014

Reference is hereby made to (i) that certain Security Agreement dated as of December 20, 2012 (the “Security Agreement”), between Raptor Pharmaceutical Corp., a Delaware corporation (“Borrower”), the Guarantors party thereto (collectively, the “Guarantors”) and HealthCare Royalty Partners II, L.P., as Collateral Agent (in such capacity, the “Collateral Agent”) and (ii) that certain Amended and Restated Loan Agreement dated as of July 1, 2014 (the “Loan Agreement”) among the Borrower, the Guarantors and HealthCare Royalty Partners II, L.P.. Capitalized terms used but not defined herein have the meanings assigned in the Loan Agreement.

As used herein, the term “Companies” means Borrower and each of its domestic Subsidiaries other than any Domestic CFC Holdco.

The undersigned hereby certify to the Collateral Agent as follows:

•	Names.

•	The exact legal name of each Company, as such name appears in its respective certificate of incorporation or any other organizational document, is set forth in Schedule 1(a). Each Company is (i) the type of entity disclosed next to its name in Schedule 1(a) and (ii) a registered organization except to the extent disclosed in Schedule 1(a). Also set forth in Schedule 1(a) is the organizational identification number, if any, of each Company that is a registered organization, the Federal Taxpayer Identification Number of each Company and the jurisdiction of formation of each Company.

•	Set forth in Schedule 1(b) hereto is a list of any other corporate or organizational names each Company has had in the past five years, together with the date of the relevant change.

•	Set forth in Schedule 1(c) is a list of all other names used by each Company, or any other business or organization to which each Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, on any filings with the Internal Revenue Service at any time within the five years preceding the date hereof. Except as set forth in Schedule 1(c), no Company has changed its jurisdiction of organization at any time during the past four months.

•	Current Locations. The chief executive office of each Company is located at the address set forth in Schedule 2 hereto.

•	Extraordinary Transactions. Except for those purchases, acquisitions and other transactions described in Schedule 3 attached hereto, all of the Collateral has been originated by each Company in the ordinary course of business or consists of goods which have been acquired by such Company in the ordinary course of business from a person in the business of selling goods of that kind.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-2

•	File Search Reports. Attached hereto as Schedule 4 is a true and accurate summary of file search reports from (A) the Uniform Commercial Code filing offices (i) in each jurisdiction identified in Section 1(a) or Section 2 with respect to each legal name set forth in Section 1 and (ii) in each jurisdiction described in Schedule 1(c) or Schedule 3 relating to any of the transactions described in Schedule (1)(c) or Schedule 3 with respect to each legal name of the person or entity from which each Company purchased or otherwise acquired any of the Collateral and (B) each filing officer in each real estate recording office identified in Schedule 7 with respect to real estate on which Collateral consisting of fixtures is or is to be located. A true copy of each financing statement, including judgment and tax liens, bankruptcy and pending lawsuits or other filing identified in such file search reports has been delivered to the Collateral Agent.

•	UCC Filings. The financing statements (duly authorized by each Company constituting the debtor therein, other than Raptor European Products, LLC), including the indications of the collateral, attached as Schedule 5 relating to the Security Agreement, are in the appropriate forms for filing in the filing offices in the jurisdictions identified in Schedule 6 hereof.

•	Schedule of Filings. Attached hereto as Schedule 6 is a schedule of (i) the appropriate filing offices for the financing statements attached hereto as Schedule 5 , (ii) the appropriate filing offices for the filings described in Schedule 11(c) and (iii) any other actions required to create, preserve, protect and perfect the security interests in the Collateral granted to the Collateral Agent pursuant to the Collateral Documents (other than (x) Patents and Trademarks not registered with the United States Patent and Trademarks Office and (y) Copyrights not registered with the United States Copyright Office). No other filings or actions are required to create, preserve, protect and perfect the security interests in the Collateral (other than (x) Patents and Trademarks not registered with the United States Patent and Trademarks Office and (y) Copyrights not registered with the United States Copyright Office) granted to the Collateral Agent pursuant to the Collateral Documents.

•	Real Property. (a) Attached hereto as Schedule 7(a) is a list of all (i) real property owned, leased or otherwise held by each Company located in the United States as of the Closing Date and (ii) other information relating thereto required by such Schedule. Except as described in Schedule 7(b) attached hereto: (i) no Company has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor, sublessor, licensor, franchisor or grantor with respect to any of the real property described in Schedule 7(a) and (ii) no Company has any Leases which require the consent of the landlord, tenant or other party thereto to the Transactions.

•	Termination Statements. Attached hereto as Schedule 8(a) are the duly authorized termination statements in the appropriate form for filing in each applicable jurisdiction identified in Schedule 8(b) hereto with respect to each Lien described therein.

•

Stock Ownership and Other Equity Interests. Attached hereto as Schedule 9(a) is a true and correct list of each of all of the authorized, and the issued and outstanding, stock, partnership interests, limited liability company membership interests or other equity interest of each Subsidiary directly owned by the Companies and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests setting forth the percentage of such equity interests pledged under the

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-3

Security Agreement. Also set forth in Schedule 9(b) is each equity investment of each Company that represents 50% or less of the equity of the entity in which such investment was made setting forth the percentage of such equity interests pledged under the Security Agreement.

•	Instruments and Tangible Chattel Paper. Attached hereto as Schedule 10 is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness held by each Company as of the date hereof, including all intercompany notes between or among any two or more Companies or any of their Subsidiaries, stating if such instruments, chattel paper or other evidence of indebtedness is pledged under the Security Agreement.

•	Intellectual Property. (a) Attached hereto as Schedule 11(a) is a schedule setting forth all of each Company’s Patents and Trademarks (each as defined in the Security Agreement) applied for or registered with the United States Patent and Trademark Office, and all other Patents and Trademarks (each as defined in the Security Agreement), including the name of the registered owner or applicant and the registration, application, or publication number, as applicable, of each Patent or Trademark owned by each Company.

(b) Attached hereto as Schedule 11(b) is a schedule setting forth all of each Company’s United States Copyrights (each as defined in the Security Agreement), and all other Copyrights, including the name of the registered owner and the registration number of each Copyright owned by each Company.

(c) Attached hereto as Schedule 11(c) is a schedule setting forth all Patent Licenses, Trademark Licenses and Copyright Licenses, whether or not recorded with the USPTO or USCO, as applicable, including, but not limited to, the relevant signatory parties to each license along with the date of execution thereof and, if applicable, a recordation number or other such evidence of recordation.

(d) Attached hereto as Schedule 11(d) in proper form for filing with the United States Patent and Trademark Office (the “USPTO”) and United States Copyright Office (the “USCO”) are the filings necessary to preserve, protect and perfect the security interests in the United States Trademarks, Trademark Licenses, Patents, Patent Licenses, Copyrights and Copyright Licenses set forth in Schedule 11(a), Schedule 11(b), and Schedule 11(c), including duly signed copies of each of the Patent Security Agreement, Trademark Security Agreement and the Copyright Security Agreement, as applicable.

12. Commercial Tort Claims. Attached hereto as Schedule 12 is a true and correct list of all Commercial Tort Claims (as defined in the Security Agreement) held by each Company, including a brief description thereof and stating if such commercial tort claims are required to be pledged under the Security Agreement.

13. Deposit Accounts, Securities Accounts and Commodity Accounts. Attached hereto as Schedule 13 is a true and complete list of all Deposit Accounts, Securities Accounts and Commodity Accounts (each as defined in the Security Agreement) maintained by each Company, including the name of each institution where each such account is held, the name of each such account, the name of each entity that holds each account and stating if such account is required to be subject to a control agreement pursuant to the Security Agreement and the reason for such account to be excluded from the control agreement requirement.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-4

14. Letter-of-Credit Rights. Attached hereto as Schedule 14 is a true and correct list of all Letters of Credit issued in favor of each Company, as beneficiary thereunder, stating if letter-of-credit rights with respect to such Letters of Credit are required to be subject to a control arrangement pursuant to the Security Agreement.

15. Motor Vehicles. Attached hereto as Schedule 15 is a true and correct list of all motor vehicles and other goods (covered by certificates of title or ownership) valued at over $50,000 and owned by each Company, and the owner and approximate value of such motor vehicles.

16. Insurance. Attached hereto as Schedule 16 is a copy of the insurance certificate with a true and correct list of all insurance policies of the Companies.

17. Other Collateral. Attached hereto as Schedule 17 is a true and correct list of all of the following types of collateral, if any, owned or held by each Company: (a) all agreements and contracts with any Governmental Authority, (b) all FCC licenses and (c) all aircraft and airplanes, stating in each case, if such types of collateral are required to be pledged pursuant to the Security Agreement.

[The Remainder of this Page has been intentionally left blank]

IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of the date first set forth above.

RAPTOR PHARMACEUTICAL CORP.

By:	/s/ Georgia Erbez
Name: Georgia Erbez
Title: Chief Financial Officer

RAPTOR PHARMACEUTICALS INC.

By:	/s/ Georgia Erbez
Name: Georgia Erbez
Title: Chief Financial Officer

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-5

Schedule 1(a)

Legal Names, Etc.

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation
Raptor Pharmaceutical Corp.	Corporation	Yes	4229287	86-0883978	Delaware
Raptor Pharmaceuticals Inc.	Corporation	Yes	4396007	26-0759203	Delaware

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-6

Schedule 1(b)

Prior Organizational Names

Company/Subsidiary	Prior Name	Date of Change
Raptor Pharmaceutical Corp.	TorreyPines Therapeutics, Inc.	09/29/2009
Raptor Pharmaceuticals Inc.	Raptor Therapeutics Inc.	12/28/2012

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-7

Schedule 1(c)

Changes in Corporate Identity; Other Names

Company/Subsidiary	Corporate Name of Entity	Action	Date of Action	State of Formation	List of All Other Names Used on Any Filings with the Internal Revenue Service During Past Five Years
Raptor Pharmaceutical Corp.	ECP Acquisition, Inc. Raptor Pharmaceutical Corp.	Raptor Pharmaceutical
Corp. and ECP Acquisition, Inc.,
Raptor Pharmaceutical Corp.’s
former wholly-owned subsidiary,
entered into a merger agreement
with Raptor Pharmaceutical Corp.
pursuant to which ECP
Acquisition, Inc. merged into
		Raptor Pharmaceutical Corp.	09/29/2009	Delaware	N/A
Raptor Pharmaceuticals Inc.	TPTX, Inc.	TPTX, Inc., Raptor Pharmaceutical Corp.’s former wholly-owned subsidiary, merged into Raptor Therapeutics Inc.	08/30/2010	Delaware	N/A
Raptor Pharmaceutical Corp.	Raptor Pharmaceuticals Corp.	Raptor Pharmaceuticals Corp. merged into Raptor Pharmaceutical Corp.	12/07/2011	Delaware	N/A
Raptor Pharmaceuticals Inc.	Raptor Therapeutics Inc. Raptor Discoveries Inc.	Raptor Discoveries Inc. merged into Raptor Therapeutics Inc. and Raptor Therapeutics Inc. changed its name to Raptor Pharmaceuticals Inc.	12/28/2012	Delaware	Raptor Therapeutics Inc.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-8

Schedule 2

Chief Executive Offices

Company/Subsidiary	Address	County	State
Raptor Pharmaceutical Corp.	7 Hamilton Landing, Suite 100, Novato, CA 94949	Marin County	California
Raptor Pharmaceuticals Inc.	7 Hamilton Landing, Suite 100, Novato, CA 94949	Marin County	California

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-9

Schedule 3

Transactions Other Than in the Ordinary Course of Business

Company/Subsidiary	Description of Transaction Including Parties Thereto	Date of Transaction
Raptor Therapeutics Inc.	Asset Purchase Agreement between Raptor Therapeutics Inc., Raptor Pharmaceutical Corp. and Convivia, Inc. dated October 17, 2007	October 17, 2007
Raptor Therapeutics Inc.	Merger Agreement between Raptor Therapeutics Inc., Raptor Pharmaceutical Corp. and Encode Pharmaceuticals, Inc. dated December 14, 2007	December 14, 2007
Raptor Pharmaceutical Corp.	Agreement and Plan of Merger and Reorganization, dated July 27, 2009, by and among Raptor Pharmaceutical Corp., TorreyPines Therapeutics, Inc., a Delaware corporation, and ECP Acquisition, Inc., a Delaware corporation	July 27, 2009
Raptor Pharmaceuticals Inc.	Agreement of Merger by and between Raptor Therapeutics Inc., a Delaware corporation, and Raptor Discoveries Inc., a Delaware corporation, dated December 28, 2012.	December 20, 2012

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-10

Schedule 4

File Search Reports

[*****]

[*****]

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.Confidential treatment has been requested with respect to the omitted portions. Pursuant to the confidential treatment request, four pages of Schedule 4 have been omitted.

G-1-11

Schedule 5

Copy of Financing Statements To Be Filed

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-12

Schedule 6

Filings/Filing Offices

Type of Filing	Entity	Applicable Collateral Document [Security Agreement or Other]	Jurisdictions
UCC Financing Statement	Raptor Pharmaceutical Corp.	Security Agreement	Delaware Secretary of State
UCC Financing Statement	Raptor Pharmaceutical Inc.	Security Agreement	Delaware Secretary of State
Fixture Filing	Raptor Pharmaceutical Corp.	Security Agreement	Delaware Secretary of State
Fixture Filing	Raptor Pharmaceuticals Inc.	Security Agreement	Delaware Secretary of State
Patent Security Agreement	Raptor Pharmaceutical Corp.	Security Agreement	United States Patent and Trademark Office
Patent Security Agreement	Raptor Pharmaceuticals Inc.	Security Agreement	United States Patent and Trademark Office
Trademark Security Agreement	Raptor Pharmaceutical Corp.	Security Agreement	United States Patent and Trademark Office
Trademark Security Agreement	Raptor Pharmaceuticals Inc.	Security Agreement	United States Patent and Trademark Office

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-13

Schedule 7(a)

Real Property

I. Owned Real Property

None.

II. Leased or Other Interests in Real Property

Entity of Record	Common Name and Address	Landlord / Owner	Description of Lease or Other Documents Evidencing Interest	Purpose/ Use	Improvements Located on Real Property	Approximate Square Footage	To be Encumbered by Fixture Filing	Option to Purchase/ Right of First Refusal
Raptor Pharmaceutical Corp.	7 Hamilton Landing, Suite 100, Novato, CA 94949	Hamilton Marin, LLC	Office space lease	General office use	Leasehold improvements	41,873	No	Right of First Offer to lease other premises
Raptor Pharmaceutical Corp.	5 Hamilton Landing, Suite 160, Novato, CA 94949	Hamilton Marin, LLC	Office space lease	Office and laboratory office space	Leasehold improvements, lab equipment	19,106	No	Right of First Offer to lease other premises

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-14

Schedule 7(b)

Required Consents; Company Held Landlord’s/ Grantor’s Interests

I. Landlord’s / Grantor’s Consent Required

None.

II. Leases, Subleases, Tenancies, Franchise Agreements, Licenses or Other Occupancy Agreements Pursuant to which any Company holds Landlord’s / Grantor’s Interest

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-15

Schedule 8(a)

Attached hereto is a true copy of each termination statement filing duly acknowledged or otherwise identified by the filing officer.

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-16

Schedule 8(b)

Termination Statement Filings

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-17

Schedule 9

•	Equity Interests of Subsidiaries directly owned by the Companies

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged
Raptor Pharmaceuticals Inc.	Raptor Pharmaceutical Corp. (sole shareholder)	2	Authorized Shares: 3,000 shares of Common Stock Outstanding Shares: 3,000 shares of Common Stock	100%
Raptor European Products, LLC	Raptor Pharmaceuticals Inc. (sole member)	N/A	N/A	65%
Raptor Pharmaceuticals Europe B.V.	Raptor Pharmaceuticals Inc. (99%)	N/A	N/A	65%

•	Other Equity Interests

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-18

Schedule 10

Instruments and Tangible Chattel Paper

1.	Promissory Notes:

None.

2.	Chattel Paper:

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-19

Schedule 11(a)

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. Pursuant to the confidential treatment request, twenty-three pages of Schedule 11(a) have been omitted.

G-1-20

Schedule 11(b)

Copyrights

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-21

Schedule 11(c)

Intellectual Property Licenses

•	Raptor Therapeutics Inc. (originally Bennu Pharmaceuticals) exclusive license in specified fields from University of California at San Diego (UCSD) (patents and applications relate to cysteamine compositions and methods of administration, and methods of treating a patient suffering from NASH with cysteamine or cystamine), [*****], as amended by Amendment No. 1 to License agreement between Raptor Therapeutics Inc. and The Regents of the University of California dated February 29, 2008 and as amended and restated by the Amended and Restated License agreement between Raptor Therapeutics Inc. and The Regents of the University of California dated October 30, 2012.

•	Raptor Therapeutics Inc. exclusive license from The Arizona Board of Regents on behalf of The University of Arizona (patents and applications relate to methods of diagnosing a hepatic disorder, including NASH), [*****].

•	[*****]

•	Raptor Therapeutics Inc. exclusive license from Seattle Children’s Hospital d/b/a Seattle Children’s Research Institute (patent application relates to treatment of kidney fibrosis), [*****].

•	Raptor Pharmaceutical Corp. exclusive license in specified fields from McGill University (patent application relates to treatment of parasitic infection), [*****].

•	Raptor Therapeutics Inc. exclusive license from Laval University (patent application relates to treatment of Parkinson’s disease), [*****].

•	Raptor Therapeutics Inc. exclusive license from Yeda Research and Development Corp. (license to patents owned by Yeda and Niigata University), [*****].

•	Raptor Pharmaceuticals Inc. exclusive license in specified fields from INSERM (patent application relates to treatment of MECP2 related diseases, e.g., Rett syndrome), [*****].

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-22

Schedule 11(d)

Intellectual Property Filings

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-23

Schedule 12

Commercial Tort Claims

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-24

Schedule 13

Deposit Accounts

Owner	Type Of Account	Bank	Account Numbers	Subject to control agreement? [Yes/No]	Reason for Exclusion from Control Requirement
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

Securities Accounts

Owner	Type Of Account	Intermediary	Account Numbers	Subject to control agreement? [Yes/No]	Reason for Exclusion from Control Requirement
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

Commodity Accounts

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-25

Schedule 14

Letter of Credit Rights

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-26

Schedule 15

Motor Vehicles

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-27

Schedule 16

Insurance

[*****]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-28

Schedule 17

Other Collateral

(a) Agreements and Contracts with Governmental Authorities

Description
[*****]
[*****]
[*****]

(b) FCC Licenses

None.

(c) Aircraft and Airplanes

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-29

Exhibit G-2

Form of Perfection Certificate Supplement

PERFECTION CERTIFICATE SUPPLEMENT

[See attached.]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-2-1

PERFECTION CERTIFICATE SUPPLEMENT

Reference is hereby made to (i) that certain Security Agreement dated as of December 20, 2012 (the “Security Agreement”), between Raptor Pharmaceutical Corp., a Delaware corporation (“Borrower”), the Guarantors party thereto (collectively, the “Guarantors”) and HealthCare Royalty Partners II, L.P., as Collateral Agent (in such capacity, the “Collateral Agent”) and (ii) that certain Loan Agreement dated as of December 20, 2012 (the “Loan Agreement”) among the Borrower, the Guarantors and HealthCare Royalty Partners II, L.P. Capitalized terms used but not defined herein have the meanings assigned in the Loan Agreement.

As used herein, the term “Companies” means Borrower and each of its domestic Subsidiaries other than any Domestic CFC Holdco.

The undersigned hereby certify to the Collateral Agent as follows:

1. Names.

(a) The exact legal name of each Company, as such name appears in its respective certificate of incorporation or any other organizational document, is set forth in Schedule 1(a). Each Company is (i) the type of entity disclosed next to its name in Schedule 1(a) and (ii) a registered organization except to the extent disclosed in Schedule 1(a). Also set forth in Schedule 1(a) is the organizational identification number, if any, of each Company that is a registered organization, the Federal Taxpayer Identification Number of each Company and the jurisdiction of formation of each Company.

(b) Set forth in Schedule 1(b) hereto is a list of any other corporate or organizational names each Company has had in the past five years, together with the date of the relevant change.

(c) Set forth in Schedule 1(c) is a list of all other names used by each Company, or any other business or organization to which each Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, on any filings with the Internal Revenue Service at any time within the five years preceding the date hereof. Except as set forth in Schedule 1(c), no Company has changed its jurisdiction of organization at any time during the past four months.

2. Current Locations. The chief executive office of each Company is located at the address set forth in Schedule 2 hereto.

3. Extraordinary Transactions. Except for those purchases, acquisitions and other transactions described in Schedule 3 attached hereto, all of the Collateral has been originated by each Company in the ordinary course of business or consists of goods which have been acquired by such Company in the ordinary course of business from a person in the business of selling goods of that kind.

4. File Search Reports. Attached hereto as Schedule 4 is a true and accurate summary of file search reports from (A) the Uniform Commercial Code filing offices (i) in each jurisdiction identified in Section 1(a) or Section 2 with respect to each legal name set forth in Section 1 and (ii) in each jurisdiction described in Schedule 1(c) or Schedule 3 relating to any of the transactions described in Schedule (1)(c) or Schedule 3

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-2

with respect to each legal name of the person or entity from which each Company purchased or otherwise acquired any of the Collateral and (B) each filing officer in each real estate recording office identified in Schedule 7 with respect to real estate on which Collateral consisting of fixtures is or is to be located. A true copy of each financing statement, including judgment and tax liens, bankruptcy and pending lawsuits or other filing identified in such file search reports has been delivered to the Collateral Agent.

5. UCC Filings. The financing statements (duly authorized by each Company constituting the debtor therein, other than Raptor European Products, LLC), including the indications of the collateral, attached as Schedule 5 relating to the Security Agreement, are in the appropriate forms for filing in the filing offices in the jurisdictions identified in Schedule 6 hereof.

6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule of (i) the appropriate filing offices for the financing statements attached hereto as Schedule 5 , (ii) the appropriate filing offices for the filings described in Schedule 11(c) and (iii) any other actions required to create, preserve, protect and perfect the security interests in the Collateral granted to the Collateral Agent pursuant to the Collateral Documents (other than (x) Patents and Trademarks not registered with the United States Patent and Trademarks Office and (y) Copyrights not registered with the United States Copyright Office). No other filings or actions are required to create, preserve, protect and perfect the security interests in the Collateral (other than (x) Patents and Trademarks not registered with the United States Patent and Trademarks Office and (y) Copyrights not registered with the United States Copyright Office) granted to the Collateral Agent pursuant to the Collateral Documents.

7. Real Property. (a) Attached hereto as Schedule 7(a) is a list of all (i) real property owned, leased or otherwise held by each Company located in the United States as of the Closing Date and (ii) other information relating thereto required by such Schedule. Except as described in Schedule 7(b) attached hereto: (i) no Company has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor, sublessor, licensor, franchisor or grantor with respect to any of the real property described in Schedule 7(a) and (ii) no Company has any Leases which require the consent of the landlord, tenant or other party thereto to the Transactions.

8. Termination Statements. Attached hereto as Schedule 8(a) are the duly authorized termination statements in the appropriate form for filing in each applicable jurisdiction identified in Schedule 8(b) hereto with respect to each Lien described therein.

9. Stock Ownership and Other Equity Interests. Attached hereto as Schedule 9(a) is a true and correct list of each of all of the authorized, and the issued and outstanding, stock, partnership interests, limited liability company membership interests or other equity interest of each Subsidiary directly owned by the Companies and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests setting forth the percentage of such equity interests pledged under the Security Agreement. Also set forth in Schedule 9(b) is each equity investment of each Company that represents 50% or less of the equity of the entity in which such investment was made setting forth the percentage of such equity interests pledged under the Security Agreement.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

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10. Instruments and Tangible Chattel Paper. Attached hereto as Schedule 10 is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness held by each Company as of the date hereof, including all intercompany notes between or among any two or more Companies or any of their Subsidiaries, stating if such instruments, chattel paper or other evidence of indebtedness is pledged under the Security Agreement.

11. Intellectual Property. (a) Attached hereto as Schedule 11(a) is a schedule setting forth all of each Company’s Patents and Trademarks (each as defined in the Security Agreement) applied for or registered with the United States Patent and Trademark Office, and all other Patents and Trademarks (each as defined in the Security Agreement), including the name of the registered owner or applicant and the registration, application, or publication number, as applicable, of each Patent or Trademark owned by each Company.

(b) Attached hereto as Schedule 11(b) is a schedule setting forth all of each Company’s United States Copyrights (each as defined in the Security Agreement), and all other Copyrights, including the name of the registered owner and the registration number of each Copyright owned by each Company.

(c) Attached hereto as Schedule 11(c) is a schedule setting forth all Patent Licenses, Trademark Licenses and Copyright Licenses, whether or not recorded with the USPTO or USCO, as applicable, including, but not limited to, the relevant signatory parties to each license along with the date of execution thereof and, if applicable, a recordation number or other such evidence of recordation.

(d) Attached hereto as Schedule 11(d) in proper form for filing with the United States Patent and Trademark Office (the “USPTO”) and United States Copyright Office (the “USCO”) are the filings necessary to preserve, protect and perfect the security interests in the United States Trademarks, Trademark Licenses, Patents, Patent Licenses, Copyrights and Copyright Licenses set forth in Schedule 11(a), Schedule 11(b), and Schedule 11(c), including duly signed copies of each of the Patent Security Agreement, Trademark Security Agreement and the Copyright Security Agreement, as applicable.

12. Commercial Tort Claims. Attached hereto as Schedule 12 is a true and correct list of all Commercial Tort Claims (as defined in the Security Agreement) held by each Company, including a brief description thereof and stating if such commercial tort claims are required to be pledged under the Security Agreement.

13. Deposit Accounts, Securities Accounts and Commodity Accounts. Attached hereto as Schedule 13 is a true and complete list of all Deposit Accounts, Securities Accounts and Commodity Accounts (each as defined in the Security Agreement) maintained by each Company, including the name of each institution where each such account is held, the name of each such account, the name of each entity that holds each account and stating if such account is required to be subject to a control agreement pursuant to the Security Agreement and the reason for such account to be excluded from the control agreement requirement.

14. Letter-of-Credit Rights. Attached hereto as Schedule 14 is a true and correct list of all Letters of Credit issued in favor of each Company, as beneficiary thereunder, stating if letter-of-credit rights with respect to such Letters of Credit are required to be subject to a control arrangement pursuant to the Security Agreement.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

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15. Motor Vehicles. Attached hereto as Schedule 15 is a true and correct list of all motor vehicles and other goods (covered by certificates of title or ownership) valued at over $50,000 and owned by each Company, and the owner and approximate value of such motor vehicles.

16. Insurance. Attached hereto as Schedule 16 is a copy of the insurance certificate with a true and correct list of all insurance policies of the Companies.

17. Other Collateral. Attached hereto as Schedule 17 is a true and correct list of all of the following types of collateral, if any, owned or held by each Company: (a) all agreements and contracts with any Governmental Authority, (b) all FCC licenses and (c) all aircraft and airplanes, stating in each case, if such types of collateral are required to be pledged pursuant to the Security Agreement.

[The Remainder of this Page has been intentionally left blank]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of this      day of                     , 20[     ].

[NEW SUBSIDIARY]

By:
Name:
Title:

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-6

Schedule 1(a)

Legal Names, Etc.

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number[5]	Federal Taxpayer Identification Number	State of Formation

[5]	If none, so state.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-7

Schedule 1(b)

Prior Organizational Names

Company/Subsidiary	Prior Name	Date of Change

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

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Schedule 1(c)

Changes in Corporate Identity; Other Names

Company/Subsidiary	Corporate Name of Entity	Action	Date of Action	State of Formation	List of All Other Names Used on Any Filings with the Internal Revenue Service During Past Five Years

[Add Information required by Section 1 to the extent required by Section 1(c) of the Perfection Certificate]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-9

Schedule 2

Chief Executive Offices

Company/Subsidiary	Address	County	State

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-10

Schedule 3

Transactions Other Than in the Ordinary Course of Business

Company/Subsidiary	Description of Transaction Including Parties Thereto	Date of Transaction

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-11

Schedule 4

File Search Reports

Company/Subsidiary	Search Report dated	Prepared by	Jurisdiction

See attached.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-12

Schedule 5

Copy of Financing Statements To Be Filed

See attached.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

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Schedule 6

Filings/Filing Offices

Type of Filing[6]	Entity	Applicable Collateral Document [Mortgage, Security Agreement or Other]	Jurisdictions

[6]	UCC-1 financing statement, fixture filing, mortgage, intellectual property filing or other necessary filing.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

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Schedule 7(a)

Real Property

I. Owned Real Property

Entity of Record	Common Name and Address	Purpose/ Use	Improvements Located on Real Property	Approximate Square Footage	Legal Description (if Encumbered by Mortgage and/or Fixture Filing)	To be Encumbered by Mortgage and Fixture Filing	Option to Purchase/ Right of First Refusal
[ ]	[ ] [COUNTY, STATE]	[ ]	[ ]	[ ]	[See Schedule A to Mortgage and/or fixture filing encum bering this property.]	[YES/NO]	[YES/NO]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-15

II. Leased or Other Interests in Real Property

Entity of Record	Common Name and Address	Landlord / Owner	Description of Lease or Other Documents Evidencing Interest	Purpose/ Use	Improvements Located on Real Property	Approximate Square Footage	Legal Description (if Encumbered by Mortgage and/or Fixture Filing)	To be Encumbered by Mortgage	To be Encumbered by Fixture Filing	Option to Purchase/ Right of First Refusal
[ ]	[ ] [COUNTY, STATE]	[ ]	[ ]	[ ]	[ ]	[ ]	[See Schedule A to Mortgage and/or fixture filing encumbering this property.]	[YES/NO]	[YES/NO]	[YES/NO]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-16

Schedule 7(b)

Required Consents; Company Held Landlord’s/ Grantor’s Interests

I. Landlord’s / Grantor’s Consent Required

1. [LIST EACH LEASE OR OTHER INSTRUMENT WHERE LANDLORD’S / GRANTOR’S CONSENT IS REQUIRED].

II. Leases, Subleases, Tenancies, Franchise Agreements, Licenses or Other Occupancy Agreements Pursuant to which any Company holds Landlord’s / Grantor’s Interest

1. [LIST EACH LEASE OR OTHER INSTRUMENT WHERE COMPANY HOLDS LANDLORD’S / GRANTOR’S INTEREST]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-2-17

Schedule 8(a)

Attached hereto is a true copy of each termination statement filing duly acknowledged or otherwise identified by the filing officer.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-18

Schedule 8(b)

Termination Statement Filings

Debtor	Jurisdiction	Secured Party	Type of Collateral	UCC-1 File Date	UCC-1 File Number

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-19

Schedule 9

(a) Equity Interests of Subsidiaries directly owned by the Companies

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged

(b) Other Equity Interests

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-20

Schedule 10

Instruments and Tangible Chattel Paper

1.	Promissory Notes:

Payee	Payor	Principal Amount	Date of Issuance	Interest Rate	Maturity Date	Pledged [Yes/No]

2.	Chattel Paper:

Description	Pledged [Yes/No]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-21

Schedule 11(a)

Patents and Trademarks

UNITED STATES PATENTS:

Registrations:

OWNER	REGISTRATION NUMBER	DESCRIPTION

Applications:

OWNER	APPLICATION NUMBER	DESCRIPTION

OTHER PATENTS:

Registrations:

OWNER	REGISTRATION NUMBER	COUNTRY/STATE	DESCRIPTION

Applications:

OWNER	APPLICATION NUMBER	COUNTRY/STATE	DESCRIPTION

UNITED STATES TRADEMARKS:

Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-22

Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

OTHER TRADEMARKS:

Registrations:

OWNER	REGISTRATION NUMBER	COUNTRY/STATE	TRADEMARK

Applications:

OWNER	APPLICATION NUMBER	COUNTRY/STATE	TRADEMARK

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-23

Schedule 11(b)

Copyrights

UNITED STATES COPYRIGHTS

Registrations:

OWNER	TITLE	REGISTRATION NUMBER

Applications:

OWNER	APPLICATION NUMBER

OTHER COPYRIGHTS

Registrations:

OWNER	COUNTRY/STATE	TITLE	REGISTRATION NUMBER

Applications:

OWNER	COUNTRY/STATE	APPLICATION NUMBER

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-24

Schedule 11(c)

Intellectual Property Licenses

Patent Licenses:

LICENSEE	LICENSOR	COUNTRY/STATE	REGISTRATION/ APPLICATION NUMBER	DESCRIPTION

Trademark Licenses

LICENSEE	LICENSOR	COUNTRY/STATE	REGISTRATION/ APPLICATION NUMBER	TRADEMARK

Copyright Licenses:

LICENSEE	LICENSOR	COUNTRY/STATE	REGISTRATION/ APPLICATION NUMBER	DESCRIPTION

Schedule 11(d)

Intellectual Property Filings

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-25

Schedule 12

Commercial Tort Claims

Description	Pledged [Yes/No]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-26

Schedule 13

Deposit Accounts

Owner	Type Of Account	Bank	Account Numbers	Subject to control agreement? [Yes/No]	Reason for Exclusion from Control Requirement

Securities Accounts

Owner	Type Of Account	Intermediary	Account Numbers	Subject to control agreement? [Yes/No]	Reason for Exclusion from Control Requirement

Commodity Accounts

Owner	Type Of Account	Intermediary	Account Numbers	Subject to control agreement? [Yes/No]	Reason for Exclusion from Control Requirement

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-27

Schedule 14

Letter of Credit Rights

Issuer	Beneficiary	Principal Amount	Date of Issuance	Maturity Date	Subject to Control Requirement [Yes/No]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-28

Schedule 15

Motor Vehicles

None.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-29

Schedule 16

Insurance

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-30

Schedule 17

Other Collateral

(a) Agreements and Contracts with Governmental Authorities

Description

(b) FCC Licenses

Description

[(c) Aircraft and Airplanes]

Description	Pledged [Yes/No]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

G-1-31

Exhibit H

Form of Intercompany Note

INTERCOMPANY NOTE

New York, New York

[date]

FOR VALUE RECEIVED, each of the undersigned, to the extent a borrower from time to time from any other entity listed on the signature page hereto (each, in such capacity, a “Payor”), hereby promises to pay on demand to the order of such other entity listed below (each, in such capacity, a “Payee”), in lawful money of the United States of America in immediately available funds, at such location in the United States of America as a Payee shall from time to time designate, the unpaid principal amount of all loans and advances (including trade payables) made by such Payee to such Payor. Each Payor promises also to pay interest on the unpaid principal amount of all such loans and advances in like money at said location from the date of such loans and advances until paid at such rate per annum as shall be agreed upon from time to time by such Payor and such Payee.

This note (“Note”) is an Intercompany Note referred to in the Amended and Restated Loan Agreement dated as of July 1, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) among RAPTOR PHARMACEUTICAL CORP., a Delaware corporation (“Raptor”), HEALTHCARE ROYALTY PARTNERS II, L.P., a Delaware limited partnership (“HRP”) and the guarantors from time to time party thereto (the “Guarantors”) (each other capitalized term used but not defined herein having the meaning given it in Article I of the Loan Agreement), and is subject to the terms thereof, and shall be pledged by each Payee pursuant to the Security Agreement, to the extent required pursuant to the terms thereof. Each Payee hereby acknowledges and agrees that HRP may exercise all rights provided in the Loan Agreement and the Security Agreement with respect to this Note.

Anything in this Note to the contrary notwithstanding, the indebtedness evidenced by this Note owed by any Payor that is Borrower or a Guarantor to any Payee other than Borrower shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Obligations of such Payor under the Loan Agreement, including, without limitation, where applicable, under such Payor’s guarantee of the Obligations under the Loan Agreement (such Obligations and other indebtedness and obligations in connection with any renewal, refunding, restructuring or refinancing thereof, including interest thereon accruing after the commencement of any proceedings referred to in clause (i) below, whether or not such interest is an allowed claim in such proceeding, being hereinafter collectively referred to as “Senior Indebtedness”):

Article I. (i) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to any Payor or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of such Payor, whether or not involving insolvency or bankruptcy, then (x) the holders of Senior Indebtedness shall be paid in full in cash in respect of all amounts constituting Senior Indebtedness before any Payee is entitled to receive (whether directly or indirectly), or make any demands for, any payment on account of this Note and (y) until the holders of Senior Indebtedness are paid in full in cash in respect of all amounts

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

constituting Senior Indebtedness, any payment or distribution to which such Payee would otherwise be entitled (other than debt securities of such Payor that are subordinated, to at least the same extent as this Note, to the payment of all Senior Indebtedness then outstanding (such securities being hereinafter referred to as “Restructured Debt Securities”)) shall be made to the holders of Senior Indebtedness;

Article II. (ii) if any default occurs and is continuing with respect to any Senior Indebtedness (including any Default under the Loan Agreement), then no payment or distribution of any kind or character shall be made by or on behalf of the Payor or any other Person on its behalf with respect to this Note; and

Article III. (iii) if any payment or distribution of any character, whether in cash, securities or other property (other than Restructured Debt Securities), in respect of this Note shall (despite these subordination provisions) be received by any Payee in violation of clause (i) or (ii) before all Senior Indebtedness shall have been paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (or their representatives), ratably according to the respective aggregate amounts remaining unpaid thereon, to the extent necessary to pay all Senior Indebtedness in full in cash.

To the fullest extent permitted by law, no present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of any Payor or by any act or failure to act on the part of such holder or any trustee or agent for such holder. Each Payee and each Payor hereby agree that the subordination of this Note is for the benefit of the Lender and the Lender is an obligee under this Note to the same extent as if their names were written herein as such and the Lender may, on behalf of itself, proceed to enforce the subordination provisions herein.

The indebtedness evidenced by this Note owed by any Payor that is not Borrower or a Guarantor shall not be subordinated to, and shall rank pari passu in right of payment with, any other obligation of such Payor.

Nothing contained in the subordination provisions set forth above is intended to or will impair, as between each Payor and each Payee, the obligations of such Payor, which are absolute and unconditional, to pay to such Payee the principal of and interest on this Note as and when due and payable in accordance with its terms, or is intended to or will affect the relative rights of such Payee and other creditors of such Payor other than the holders of Senior Indebtedness.

Each Payee is hereby authorized to record all loans and advances made by it to any Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

Each Payor hereby waives presentment, demand, protest or notice of any kind in connection with this Note. All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

From time to time after the date hereof, additional Persons may become parties hereto by executing a signature page hereto, which shall automatically be incorporated into this Note. Upon delivery of such signature page, notice of which is hereby waived by the other Payors and Payees, such Person (the “Additional Party”) shall become a Payor and a Payee hereto as if such Additional Party were an original signatory hereof. Each Payor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Payor hereunder.

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

[Signature Page Follows]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

RAPTOR PHARMACEUTICAL CORP.

By:
Name:
Title:

RAPTOR PHARMACEUTICALS INC.

By:
Name:
Title:

RAPTOR EUROPEAN PRODUCTS, LLC.

By:
Name:
Title:

RPTP EUROPEAN HOLDINGS C.V.

By:
Name:
Title:

RAPTOR PHARMACEUTICALS FRANCE SAS

By:
Name:
Title:

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

INSTRUMENT OF TRANSFER

FOR VALUE RECEIVED, each of the parties listed on Schedule I appended hereto hereby sells, assigns and transfers unto                                      all of its interests in, to, and under that certain Intercompany Note dated [            ] and issued by any of the parties listed on Schedule I having a principal amount as is outstanding from time to time and does hereby irrevocably constitute and appoint                                          attorney to transfer such Intercompany Note with full power of substitution in the premises.

Date:

RAPTOR PHARMACEUTICAL CORP.

By:
Name:
Title:

RAPTOR THERAPEUTICS INC.

By:
Name:
Title:

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE I

[List All Payees]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Exhibit I-1

Form of Tax Compliance Certificate

United States Tax Compliance Certificate

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Amended and Restated Loan Agreement dated as of July 1, 2014 (the “Loan Agreement”), entered into by and among HEALTHCARE ROYALTY PARTNERS II, L.P., a Delaware limited partnership, as lender (the “Lender”), RAPTOR PHARMACEUTICAL CORP., a Delaware corporation, as borrower (the “Borrower”) and the guarantors from time to time party thereto.

Pursuant to the provisions of Section 5.07(a) of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and (2) the undersigned shall have at all times furnished the Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

1.	[NAME OF LENDER]

2.	By:
Name:
Title:

Date:             , 20[    ]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

I-1-1

Exhibit I-2

Form of Tax Compliance Certificate

United States Tax Compliance Certificate

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Amended and Restated Loan Agreement dated as of July 1, 2014 (the “Loan Agreement”), entered into by and among HEALTHCARE ROYALTY PARTNERS II, L.P., a Delaware limited partnership, as lender (the “Lender”), RAPTOR PHARMACEUTICAL CORP., a Delaware corporation, as borrower (the “Borrower”) and the guarantors from time to time party thereto.

Pursuant to the provisions of Section 5.07(a) of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Loan Agreement, neither the undersigned nor any of its direct or indirect applicable partners/members is a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iv) none of its direct or indirect applicable partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect applicable partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each such partner’s/member’s beneficial owner that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

3.	[NAME OF LENDER]

4.	By:
Name:
Title:

Date:             , 20[     ]

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

I-2-1

Exhibit J

Form of Compliance Certificate

COMPLIANCE CERTIFICATE

TO:	HealthCare Royalty Partners II, L.P., as lender (the “Lender”) under the Loan Agreement referred to below
FROM:	Raptor Pharmaceutical Corp. (the “Borrower”)

The undersigned authorized officer of Raptor Pharmaceutical Corp. hereby certifies that, in accordance with the terms and conditions of the Amended and Restated Loan Agreement dated as of July 1, 2014 among the Lender, Borrower and the guarantors party thereto (the “Loan Agreement,” capitalized terms used and not otherwise defined herein having the meanings ascribed thereto in the Loan Agreement),

(i)	Borrower and its Subsidiaries are in complete compliance for the period ending , 20 with all required covenants set forth in the Loan Documents, including without limitation Articles VIII and IX of the Loan Agreement, except as noted below;

(ii)	the undersigned has no knowledge, except as specifically stated below, of any condition, event or act which constitutes a Default or Event of Default.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Quarterly financial statements	Quarterly within 45 days	Yes No

Annual financial statements (audited, with independent auditor’s report)	FYE within 90 days	Yes No

Comments Regarding Exceptions:

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

J-1

Sincerely,

SIGNATURE

CHIEF FINANCIAL OFFICER

DATE

[*****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

J-2